Exhibit 10.62

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

COMMERCIALIZATION AGREEMENT

BETWEEN

GILEAD SCIENCES LIMITED

AND

BRISTOL-MYERS SQUIBB COMPANY

DATED AS OF DECEMBER 10, 2007

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

TABLE OF CONTENTS

SECTION 1 DEFINITIONS		1
SECTION 2 COLLABORATION MANAGEMENT		17
2.1	Generally	17
2.2	Joint Executive Committee	18
2.3	Joint Finance Committee	19
2.4	EU Operating Committee	21
2.5	Alliance Managers	23
2.6	Resolution of Disputes	24
2.7	Commercialization Budget Deadlocks; Commercialization Plan Deadlocks	25
2.8	Relationship to Other Committees	28
2.9	Committee-Related Expenses	28
SECTION 3 REGULATORY MATTERS		28
3.1	Generally	28
3.2	Regulatory Filings	28
3.3	Regulatory Documentation	29
3.4	Regulatory Communications	30
3.5	Medical Affairs and Medical Communications	30
3.6	Records	31
3.7	Compliance-Related Matters	31
3.8	Local Regulatory Expenses	32
SECTION 4 PRICING AND REIMBURSEMENT		32
4.1	Pricing and Reimbursement; Discounts	32
4.2	Pricing and Other Contract Negotiations	38
4.3	Consequence of Generic Launch on Pricing	39
4.4	Pricing of Single Agent Products/Double Agent Product	39
4.5	Net Selling Price of Stocrin Information	40
SECTION 5 COMMERCIALIZATION ACTIVITIES		41
5.1	Generally; Arrangements for Certain Territory A Countries	41
5.2	Co-Promotion Agreements	44
5.3	Promotion Obligations	44
5.4	Distribution Obligations and Related Matters	45
5.5	[*]	46
5.6	Marketing Materials	46
5.7	Use of Trademarks	48
5.8	Commercialization Plan and Budget	48
5.9	Commercialization Expenses	50
5.10	Reports	51
5.11	Records	51
5.12	Samples and Product Donations	53
SECTION 6 SUPPLY-RELATED MATTERS		54
6.1	Generally	54
6.2	Forecasts and Orders	54
6.3	Supply-Related Expenses	55

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

i

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

SECTION 7 LICENSE GRANTS AND INTELLECTUAL PROPERTY		55
7.1	Licenses and Related Matters	55
7.2	Ownership of Trademarks and Related Matters	57
7.3	Ownership of Marketing Materials	57
7.4	IP Expenses	58
SECTION 8 PAYMENTS		58
8.1	Authorized Expenses	58
8.2	Manufacturing Fee	60
8.3	Sharing of Recoveries Obtained from the Supply JV	60
8.4	Other Payments	61
8.5	Adjustment to Country-Specific Percentages Following Generic Launch	61
8.6	Payment Terms	63
8.7	Interest	63
8.8	Taxes	63
8.9	Royalty Payments to Third Parties	63
SECTION 9 TERRITORY COMBINATION PRODUCT RECALLS		65
SECTION 10 REPRESENTATIONS AND WARRANTIES		65
10.1	Generally	65
10.2	Relationship to Standard Terms	65
SECTION 11 LIMITATIONS ON LIABILITY AND RELATED MATTERS		65
11.1	Limits on Liability	65
11.2	Exceptions to Standard Terms Limitations	65
11.3	Relationship to EU Master Agreement	66
SECTION 12 TERM AND TERMINATION		66
12.1	Term	66
12.2	Voluntary Termination	66
12.3	Consequences of Expiration or Termination	66
12.4	Accrued Rights; Survival	68
SECTION 13 MISCELLANEOUS		69
13.1	Standard Terms	69
13.2	Assignment; Subcontracting	69
13.3	Employees	70
13.4	Nonsolicitation of Employees	70
13.5	Notice	70
13.6	Public Announcements	72
13.7	Entire Agreement	72

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ii

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

COMMERCIALIZATION AGREEMENT

This COMMERCIALIZATION AGREEMENT (this “Agreement”) dated and effective as of December 10, 2007 (the “Effective Date”) is hereby made by and between Gilead Sciences Limited, a limited company organized and existing under the laws of Ireland, having offices at Unit 13 Stillorgan Industrial Park, Blackrock, Co. Dublin, Ireland (“Gilead Sub”), and Bristol-Myers Squibb Company, a corporation organized and existing under the laws of Delaware, having offices at 345 Park Avenue, New York, New York 10154, USA (“BMS”) (each of Gilead Sub and BMS, a “Party” and, collectively, the “Parties”).

RECITALS

WHEREAS, Gilead Sub, a wholly-owned subsidiary of Gilead Sciences, Inc. (“Gilead Parent”), and BMS desire to commercialize the Combination Product (as defined below) in the European Union and certain other countries;

WHEREAS, the Parties, their Affiliates (as defined below) and certain other Persons (as defined below) have entered into certain other agreements covering the manufacture of the Combination Product for distribution in such countries, the filing of applications with the European Medicines Agency and any other relevant Regulatory Authorities (as defined below) for approval of the Combination Product by the European Commission or such other relevant Regulatory Authorities, as the case may be, and other related matters; and

WHEREAS, Gilead Sub and BMS desire to co-promote the Combination Product, and perform certain related activities, in such countries on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

SECTION 1

DEFINITIONS

As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.

1.1 “1+1 Approved Reimbursement Price” shall have the meaning set forth in Annex C.

1.2 “1+1 EXP” shall mean, with respect to a country in the Territory, the sum of (a) the EXP (as defined in Annex C) for Sustiva or Stocrin, as applicable, in such country and (b) the EXP for Truvada in such country.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.3 “Affected Country” shall mean a country in the Territory in which a Generic Version Launch has occurred.

1.4 “Affected Party” shall mean (a) in the case of a Generic Version Launch of Sustiva or Stocrin, BMS, or (b) in the case of a Generic Version Launch of Viread, Emtriva or Truvada, Gilead Sub.

1.5 “Affiliate” of a Person shall mean any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person. For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” shall mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person. Notwithstanding the foregoing, for the purposes of this definition, none of the US JV, the Supply JV and the MAH shall constitute an Affiliate of either of the Parties, and neither of the Parties shall constitute an Affiliate of the US JV, the Supply JV or the MAH.

1.6 “Agreement” shall have the meaning set forth in the preamble hereto.

1.7 “Alliance Manager” shall have the meaning set forth in Section 2.5.

1.8 “Anticipated Agreements” shall mean (a) the Financial Agreement, (b) that certain anticipated amendment and restatement of the MAH Shareholder Agreement, (c) the Commercial License Agreement, (d) the License Agreements (as defined in the Supply JV Shareholder Agreement), (e) those certain anticipated amendments and restatements of the License Agreements (as defined in the MAH Shareholder Agreement), other than that certain License Agreement (as so defined) to which Merck and Company, Incorporated, was a party, (f) the Quality Agreement (as defined in the Product Supply Agreement), and (g) those certain anticipated API Quality Agreements with respect to EFV, TDF and FTC intended for inclusion in Territory Combination Product.

1.9 “API” shall mean active pharmaceutical ingredient.

1.10 “Applicable Law” shall mean all applicable laws, rules, regulations, guidelines or other requirements that may be in effect from time to time, including applicable rules, regulations, guidelines or other requirements of Regulatory Authorities, including, for the avoidance of doubt, with respect to a product, intermediate thereof (including Blended API (as defined in the Product Supply Services Agreement)) or active pharmaceutical ingredient, GMP, or with respect to the Combination Product, any requirements set forth in the applicable Territory Marketing Authorization.

1.11 “Approved Manufacturing Fee Category” shall have the meaning set forth in Section 2.3(j).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.12 “Approved Marketing Materials” shall have the meaning set forth in Section 5.6(a).

1.13 “Approved Price” shall mean any Approved Reference Price or Approved Reimbursement Price.

1.14 “Approved Reference Price” shall have the meaning set forth in Section 4.1(c)(iii).

1.15 “Approved Reimbursement Price” shall have the meaning set forth in Annex C.

1.16 “Arbitration Matter” shall mean any disputed matter (a) that relates to or arises out of the validity, interpretation or construction of, or the compliance with or breach of, this Agreement or any Co-Promotion Agreement; (b) that came before the JEC pursuant to Section 2.2(h) (provided that any dispute relating to the Approved Marketing Materials may be submitted to arbitration only with respect to the issue of whether specific proposed updates are Required Updates); (c) as to whether, for purposes of Section 2.6(e), a proposal by one Party’s member(s) to reverse or modify a decision of the JEC or such Operating Committee with respect to a matter previously presented to it for decision is based on new information or changed circumstances relevant to the applicable JEC or Operating Committee decision; or (d) that is designated as an Arbitration Matter hereunder or under any Co-Promotion Agreement; provided that, in each case ((a) through (d)), such disputed matter has been considered, but not resolved, by the Executives pursuant to Section 2.6. Notwithstanding the foregoing, (i) no disputed matter relating to or arising out of the interpretation or construction of the Pricing Rules or the Discount Rules shall constitute an Arbitration Matter, and (ii) a disputed matter relating to or arising out of compliance with or breach of a Party’s obligations with respect to providing pricing information to the EU Pricing Discount Committee or to the other Party pursuant to the Pricing Rules shall not constitute an Arbitration Matter unless and until it has been finally determined pursuant to Section 4.1(e) that such Party provided inaccurate pricing information to the EU Pricing Discount Committee, in which case such matter shall constitute an Arbitration Matter solely for the limited purposes of (A) determining whether the applicable breach or lack of compliance arose from the gross negligence or intentional misconduct of such Party and (B) determining appropriate remedies, if any.

1.17 “Attorney Representative” shall have the meaning set forth in Section 4.1(a)(i).

1.18 “Authorized Commercialization Expenses” shall have the meaning set forth in Section 5.9.

1.19 “Authorized Distribution Expenses” shall have the meaning set forth in Section 5.4(c).

1.20 “Authorized Expenses” shall mean, collectively, the Authorized Commercialization Expenses, Authorized Distribution Expenses, Authorized Other Expenses and Authorized Supply Expenses.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.21 “Authorized Other Expenses” shall mean all expenses designated herein as Authorized Other Expenses.

1.22 “Authorized Supply Expenses” shall have the meaning set forth in Section 6.3.

1.23 “BMS” shall have the meaning set forth in the preamble to this Agreement.

1.24 “BMS Licensed Trademarks” shall have the meaning set forth in Section 7.1(a)(ii).

1.25 “BMS Product Supply Agreement(s)” shall mean any BMS Product Supply Agreement(s) that may be entered into between Gilead Sub and certain Affiliates of BMS for sale or other distribution of Territory Combination Product in certain countries in the Territory, each as amended from time to time.

1.26 “BMS Sole-Promote Countries” shall mean those countries specified as such in Annex L.

1.27 “BMS Territory-Wide Percentage” shall have the meaning set forth in the Financial Agreement.

1.28 “BMS Third Party Distributor Countries” shall mean those countries specified as such in Annex L.

1.29 “Business Representative” shall have the meaning set forth in Section 4.1(a)(i).

1.30 “Business Day” shall mean a day that is not a Saturday, Sunday or day on which banking institutions in Dublin, Ireland, New York, New York or San Francisco, California are required by Applicable Law to remain closed.

1.31 “Calendar Quarter” shall mean each successive period of three (3) consecutive calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

1.32 “Calendar Year” shall mean each successive period of twelve (12) consecutive calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

1.33 “Change of Control” shall have the meaning set forth in Section 13.2(a).

1.34 “Combination Product” shall mean the fixed-dose, co-formulated product containing, as its only APIs per single daily dose, 300 mg TDF, 200 mg FTC, and 600 mg EFV. For the avoidance of doubt, the Combination Product may also be referred to as the fixed-dose, co-formulated product containing, as its only APIs per single daily dose, 245 mg tenofovir disoproxil, 200 mg FTC and 600 mg EFV.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.35 “Commercial Executives” shall mean (a) the President of EMEA (Europe, Middle East & Africa) for BMS or any direct report (or other appropriate employee of BMS or its Affiliates designated by the foregoing) and (b) the Vice-President for EU Commercial Operations for Gilead Parent or any direct report (or other appropriate employee of Gilead Parent or its Affiliates designated by the foregoing).

1.36 “Commercial License Agreement” shall mean that certain commercial license agreement anticipated to be entered into between the US JV and Gilead Sub, as amended from time to time.

1.37 “Commercial Record Request” shall have the meaning set forth in Section 5.11(b).

1.38 “Commercialization Activities” shall mean Marketing and other activities for the commercialization of the Territory Combination Product, including those set forth in the Commercialization Plan and any other of the following conducted for the Combination Product in a country in the Territory: execution of product positioning, preparation of promotional and marketing materials, market research and advertising activities, Promotion, advocacy, government and other public relations activities, pricing under applicable regulations and guidelines and securing local or national drug plan reimbursement.

1.39 “Commercialization Budget” shall have the meaning set forth in Section 5.8(b).

1.40 “Commercialization Budget Deadlock” shall mean the inability of the JEC to reach agreement on the level of expenditure with respect to a given country in the Territory or the level of aggregate expenditure with respect to Territory Centralized Expenses in any annual or interim update to any Commercialization Budget.

1.41 “Commercialization Plan” shall have the meaning set forth in Section 5.8(b).

1.42 “Commercialization Plan Deadlock” shall mean the inability of the JEC to reach agreement on the minimum number of Details to be conducted in a given country in the Territory in any annual or interim update to any Commercialization Plan.

1.43 “Commercially Reasonable Efforts” shall mean, with respect to the Commercialization Activities that a Party is required to perform with respect to the Combination Product pursuant to the Commercialization Plan, the level of effort that would generally be used by a Party to conduct such commercialization activities in a manner consistent with the minimum level of expenditure contemplated for such activities by the Commercialization Budget for a product or compound owned by it or to which it has rights, which is of comparable market potential, profit potential or strategic value to such Party and is at a similar stage in its development or product life, taking into account, without limitation, issues of safety and efficacy, product profile, the proprietary position, the then-current competitive environment for

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

such product or compound (and any individual agent comprising part of such product or compound), the likely timing of the product’s or compound’s (and any such individual agent’s) entry into the market, the then-current market penetration, the return on investment potential of such product (and any individual agent comprising part of such product), the regulatory environment and status of the product (and any individual agent comprising part of such product), and other relevant scientific, technical and commercial factors, in each case as measured by the facts and circumstances at the time such efforts are due. Such determination shall be made on a country-by-country basis.

1.44 “Competing Product” shall mean (a) in the case of Gilead Sub as the Transferring Party, a non-nucleoside reverse transcriptase inhibitor, and (b) in the case of BMS as the Transferring Party, a nucleoside reverse transcriptase inhibitor.

1.45 “Confidential Information” shall have the meaning set forth in the EU Master Agreement.

1.46 “Continuing Party” shall have the meaning set forth in Section 12.2.

1.47 “Contract Manufacturer” shall mean any Third Party contract manufacturer with which Gilead Sub (or any of its permitted successors or assigns) or any of its Affiliates contracts for the Manufacture of the Combination Product pursuant to the Product Supply Services Agreement.

1.48 “Contracting Matters” shall have the meaning set forth in Section 4.2(a).

1.49 “Co-Promote Country” shall mean any country in the Co-Promote Territory.

1.50 “Co-Promote Territory” shall mean (a) all countries in Territory B and (b) all of the Territory A Co-Promote Countries.

1.51 “Co-Promotion Agreement” shall have the meaning set forth in Section 5.2.

1.52 “Cost Allocation Proposal” shall have the meaning set forth in Section 5.9.

1.53 “Cost of Goods” shall mean, with respect to an API, the cost of Manufacturing such API as calculated pursuant to Annex A.

1.54 “Country Price” shall have the meaning set forth in Annex C.

1.55 “Country-Specific Commercialization Budget” shall have the meaning set forth in Section 2.7(a).

1.56 “Country-Specific Commercialization Plan” shall mean, with respect to a given country, that certain portion of the Commercialization Plan that specifies the activities (including Details) to be performed with respect to such country.

1.57 “Country-Specific Percentage” shall mean the Gilead Country-Specific Percentage or the BMS Country-Specific Percentage (each as defined in the Financial Agreement), as the case may be.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.58 “Covered Agreement” shall have the meaning set forth in the EU Master Agreement.

1.59 “Customer” shall have the meaning set forth in Section 4.1(d).

1.60 “Designated EUOC Members” shall mean (a) a member of the EUOC that is designated by BMS from time to time, and (b) a member of the EUOC that is designated by Gilead Sub from time to time, in each case ((a) and (b)) to resolve disputes with respect to Forecasts and Supporting Data as set forth in Section 6.

1.61 “Designated Negotiator” shall have the meaning set forth in Section 4.2(c).

1.62 “Designated Territory A Countries” shall have the meaning set forth in Annex L.

1.63 “Detail” shall mean an in-person presentation to a health care provider who specializes in treatment of HIV infection or AIDS and has prescribing authority, by a sales representative who is knowledgeable about the Combination Product and any Approved Marketing Materials and the applicable Product SmPC, Labeling and Package Leaflets for the Combination Product, in which presentation the characteristics of the Combination Product are described by such sales representative in a fair and balanced manner consistent with the requirements of Applicable Law and of this Agreement, and in a manner that is customary in the industry for the purpose of promoting a prescription pharmaceutical product, but without regard to the position of the presentation within a call to the health care provider. For the avoidance of doubt, a promotional material drop or product reminder shall not constitute a Detail. When used as a verb, to “Detail” shall mean to engage in a Detail.

1.64 “Directive” shall mean European Parliament and Council Directive 2001/83/EC, as amended.

1.65 “Discount Rules” shall mean the rules set forth in Section 2 and Section 3 of Annex C.

1.66 “Discounted Price” shall have the meaning set forth in Section 4.1(d).

1.67 “Double Agent Product” shall mean Truvada.

1.68 “EDC” shall mean that certain European Development Committee established pursuant to the MAH Shareholder Agreement.

1.69 “Effective Date” shall have the meaning set forth in the preamble to this Agreement.

1.70 “EFV” shall mean efavirenz.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.71 “EFV License Agreement” shall mean that certain license agreement, dated as of September 1, 1994, as amended on May 18, 1998, March 7, 2000 and the Effective Date (and, if applicable, as otherwise amended prior to the Effective Date), between Merck Parent and Merck and Company, Incorporated, on the one hand, and E.R. Squibb & Sons, L.L.C., as successor in interest to DuPont Pharmaceuticals Company (formerly The DuPont Merck Pharmaceutical Company), on the other hand, as such agreement is amended from time to time.

1.72 “Emtriva” shall mean the product sold by Gilead Parent and its Affiliates under the trademark Emtriva® containing FTC as its only API.

1.73 “EU Marketing Authorization” shall mean that certain marketing authorization granted by the European Commission with respect to Combination Product.

1.74 “EU Master Agreement” shall mean that certain EU Master Agreement dated as of the Effective Date by and among the Gilead Sub, BMS, the Supply JV, the MAH and the US JV (or their respective Affiliates), as amended from time to time.

1.75 “EU Operating Committee” or “EUOC” shall mean that certain operating committee with respect to the Territory established pursuant to Section 2.4.

1.76 “EU Pricing Discount Committee” or “EPDC” shall have the meaning set forth in Section 4.1(a).

1.77 “European Union” shall mean all countries comprising the European Union, as it may be constituted from time to time.

1.78 “Executive(s)” shall mean (a) in the case of Gilead Sub, the Chief Executive Officer of Gilead Parent or any direct report designated by the Chief Executive Officer of Gilead Parent and (b) in the case of BMS, the Chief Executive Officer of BMS or any direct report designated by the Chief Executive Officer of BMS, in each case ((a) and (b)) who shall not be a member of the JEC, the JFC, the EUOC or any JLOC.

1.79 “Existing Discount Customers” shall have the meaning set forth in Section 4.1(d)(i).

1.80 “Exploitation” shall mean the making, having made, importation, use, sale, offering for sale or disposition of a product or process, including the research, development, registration, modification, enhancement, Improvement, Manufacturing, optimization, import, export, transport, distribution, promotion or Marketing of a product or process. When used as a verb, “Exploit” shall mean to engage in any of the foregoing activities.

1.81 “Field” shall mean the treatment of HIV infection in adult humans.

1.82 “Field Force” shall mean sales representatives in the Territory, and regional or other subnational managers of the foregoing.

1.83 “Financial Agreement” shall have the meaning set forth in the EU Master Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.84 “Forecast Principles” shall mean the objective forecast principles set forth in Annex K.

1.85 “Forecasts” shall have the meaning set forth in Section 6.2(a).

1.86 “FTC” shall mean emtricitabine.

1.87 “Generic Version” shall mean, with respect to a country in the Territory and a Single Agent Product, Stocrin or Double Agent Product, a product containing the same API(s) as such product, with those being the only API(s) in such product, and (a) for any country in the European Union, which product is approved for Marketing in any country in the Territory under Article 10, 10a or 10b of Directive 2001/83/EC or any national implementations of, or regulations promulgated under, such Articles, including Regulation 726/2004 or (b) for any Other European Country, which product is approved for Marketing in such country under any analogous Applicable Law.

1.88 “Generic Version Launch” shall mean, with respect to a country in the Territory and the Single Agent Product, Stocrin or the Double Agent Product, as the case may be, the later of (a) the Launch in such country of at least one (1) Generic Version of such product and (b) the expiration of the last to expire Patent which claims the composition or use (for the indication of HIV infection in adult humans) of such product or the API(s) contained therein.

1.89 “Gilead Licensed Trademarks” shall have the meaning set forth in Section 7.1(a).

1.90 “Gilead Non-Proprietary Product” shall have the meaning set forth in Section 8.5(c).

1.91 “Gilead Parent” shall have the meaning set forth in the recitals to this Agreement.

1.92 “Gilead Sole-Promote Countries” shall mean those countries specified as such in Annex L.

1.93 “Gilead Sub” shall have the meaning set forth in the preamble to this Agreement.

1.94 “Gilead Territory-Wide Percentage” shall have the meaning set forth in the Financial Agreement.

1.95 “GMP” shall mean (a) applicable good manufacturing practice requirements promulgated by applicable European Community law and guidance as amended from time to time, including the applicable good manufacturing practices set forth in European Community Directive 2003/94/EC, Directive 2001/83/EC, all relevant implementations of such directives, and relevant guidelines including Volume 4 of the Rules Governing Medicinal Products in the European Union: Medicinal products for human and veterinary use: Good manufacturing practices or (b) in the case of each of the Other European Countries, the equivalent of the foregoing promulgated by the relevant Regulatory Authorities in such country.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.96 “GOA” shall have the meaning set forth in Section 4.1(d)(i).

1.97 “Improvement” shall mean any modification to a compound, composition, product or technology or to any discovery, device, process or formulation related to such compound, composition, product or technology, whether or not patented or patentable, including any enhancement in the efficiency, operation, Manufacture, ingredients, preparation, presentation, formulation, means of delivery, packaging or dosage of a compound, composition, product or technology, or of any discovery, device, process or formulation related thereto; any discovery or development of any new or expanded indications or applications for a compound, composition, product or technology; any discovery or development that improves the stability, safety or efficacy of a compound, composition, product or technology; or any discovery or development of a new dosage regimen for a product or method of use or administration for a compound, composition, product or technology.

1.98 “Independent Accounting Expert” shall mean an independent Third Party accounting firm or consultant mutually agreed by the Parties.

1.99 “Information and Inventions” shall mean all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, including pre-clinical and clinical trial results, Manufacturing procedures, test procedures, and purification and isolation techniques, (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form now known or hereafter developed, and all Improvements, whether to the foregoing or otherwise, and all other discoveries, developments, inventions (whether or not confidential, proprietary, patented or patentable), and tangible embodiments of any of the foregoing.

1.100 “Initial Launch Period” shall mean, with respect to each country in the Territory and the Country-Specific Commercialization Plan and Country-Specific Commercialization Budget with respect thereto, the period commencing with the Launch of the Combination Product in such country and ending twenty-four (24) months after such Launch, or with respect to the Territory Centralized Budget, the period commencing with the Effective Date and ending twenty-four (24) months after the first Launch of the Combination Product in the Territory.

1.101 “Initial Launch Period Detail Commitment” shall mean, with respect to each Country-Specific Commercialization Plan, that certain minimum number of Details required to be included in such Commercialization Plan for each country in Territory B for the applicable Initial Launch Period, as set forth in Annex J (which Annex shall be amended by the Parties, prior to the Launch in the applicable country to include such minimum number for any country in Territory B for which such number is not specified in such Annex as of the Effective Date).

1.102 “Initial Launch Period Financial Commitment” shall mean, with respect to

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

each Country-Specific Commercialization Budget and the Territory Centralized Commercialization Budget, that certain minimum amount to be specified in such budget for the applicable Initial Launch Period, as set forth in Annex J (which Annex shall be amended by the Parties, prior to the Launch in the applicable country, to include such minimum amount for any country for which such amount is not specified in such Annex as of the Effective Date).

1.103 “Interim Agreement” shall mean that certain interim agreement entered into by and between Lawrence Laboratories and Bristol-Myers Squibb EMEA Sarl, on the one hand, and Gilead Sub, on the other hand, dated as of February 1, 2007, as such agreement is amended from time to time.

1.104 “Interim Manufacturing Agreement” shall mean that certain interim agreement entered into by and between E.R. Squibb & Sons, L.L.C. and Bristol-Myers Squibb EMEA Sarl, on the one hand, and Gilead Sub, on the other hand, dated as of June 13, 2007, as such agreement is amended from time to time.

1.105 “Joint Executive Committee” or “JEC” shall have the meaning set forth in Section 2.1(a).

1.106 “Joint Finance Committee” or “JFC” shall have the meaning set forth in Section 2.1(a).

1.107 “Joint Local Operating Committee” or “JLOC” shall mean, with respect to a given country in the Co-Promote Territory, that certain country-specific commercialization committee established pursuant to the Co-Promotion Agreement for such country, to focus on the planning and implementation of Commercialization Activities in such country.

1.108 “Launch” shall mean (a) with respect to the Combination Product, the date on which the Combination Product is first shipped by or on behalf of Gilead Sub or BMS (or their respective Affiliates) to Third Parties in a country, portion of the Territory or the Territory, as the case may be, or (b) with respect to any Generic Version, the date on which such product is first available for commercial sale and purchase in a country, portion of the Territory or the Territory, as the case may be.

1.109 “Local Demand” shall mean, with respect to a given country in the Territory and with respect to any given period of time specified in any forecast or order prepared hereunder, the unit quantities of the Combination Product required during such period to meet the treatment needs of HIV patients within such country, as determined objectively in accordance with the Forecast Principles.

1.110 “Local Regulatory Lead” shall mean (a) with respect to the BMS Sole-Promote Countries and the BMS Third Party Distributor Countries, BMS or (b) with respect to any other countries in the Territory, Gilead Sub.

1.111 “Local Regulatory Matters” shall have the meaning set forth in Section 3.1.

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UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.112 “MAH” shall mean Bristol-Myers Squibb Gilead Sciences And Merck Sharp & Dohme Limited, an Irish limited company.

1.113 “MAH Shareholder Agreement” shall mean that certain Shareholder Agreement, dated as of September 29, 2006, by and among Gilead Sub, Lawrence Laboratories, the MAH, and Merck Sharp & Dohme B.V. (which, for clarity, is no longer a party to such agreement pursuant to that certain Exit Agreement among the MAH and its shareholders and Merck and Company, Incorporated, dated as of the Effective Date), governing the conduct of such parties with respect to the MAH’s activities, as such agreement is amended from time to time.

1.114 “Manufacture” shall mean with respect to the applicable product or compound, the manufacturing, processing, formulating, packaging, labeling, holding (including storage), and quality control testing (including release), of such product or compound.

1.115 “Market” or “Marketing” shall mean all programs and activities relating to the Promotion and sale and other commercialization of the Combination Product, including Detailing, advertising, and press and media activities, as well as selling, contracting for sale of, and distributing the Combination Product.

1.116 “Maximum Percentage Discount” shall have the meaning set forth in Section 4.1(d)(i).

1.117 “Merck Parent” shall mean Merck & Co., Inc.

1.118 “Non-Affected Party” shall mean the Party that is not the Affected Party.

1.119 “Non-Affected Product” shall mean (a) Sustiva or Stocrin, as the case may be, in the case of a Generic Version Launch of Viread, Emtriva or Truvada, or (b) Truvada, in the case of a Generic Version Launch of Sustiva or Stocrin.

1.120 “Notice Address” shall have the meaning set forth in Section 13.5.

1.121 “Operating Committee” shall mean the JFC or the EUOC, as the case may be.

1.122 “Order” shall have the meaning set forth in Section 6.2(b).

1.123 “Other European Countries” shall mean Iceland, Liechtenstein, Norway and Switzerland.

1.124 “Parent” shall mean, in the case of Gilead Sub or any of its Affiliates, Gilead Parent, and in the case of BMS or any of its Affiliates, BMS.

1.125 “Party” and “Parties” shall have the meaning set forth in the preamble to this Agreement.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.126 “Patents” shall mean (a) all patents and patent applications (including provisional applications), (b) any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like, and (c) any foreign or international equivalents of any of the foregoing.

1.127 “Person” shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, unlimited company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.128 “Premium” shall mean, with respect to a given country for which, at any time following the earliest to occur of the Generic Version Launch of Sustiva (or Stocrin, as applicable), Viread, Emtriva or Truvada, the then-current positive difference, if any, between the [*] for such country for a given Calendar Year and the sum of the [*] for such country and such Calendar Year.

1.129 “Premium Share” shall mean, with respect to a given country, a given Party and a given Calendar Year, (a) the Premium for such Calendar Year with respect to such country, multiplied by (b) such Party’s Standard Country-Specific Percentage for the Calendar Year prior to the Calendar Year in which the first Generic Version Launch in such country occurred.

1.130 “Price Approval Country” shall have the meaning set forth in Section 4.1(c)(ii).

1.131 “Pricing Rules” shall mean the rules set forth in Section 1 of Annex C.

1.132 “Product SmPC, Labeling and Package Leaflets” shall mean with respect to a product (a) for each country in the European Union, (i) the Summary of Product Characteristics (as required by the Directive), (ii) any display of written, printed or graphic matter upon the immediate container, outside container, wrapper or other packaging of a product (including any pricing and reimbursement information and other local information contained within the “blue box” on the packaging of such product that is not included in the EU annexes attached to the European Commission’s Decision with respect to the approval of such product) or (iii) any written, printed or graphic material on or within the package from which a product is to be dispensed, including the Package Leaflet (as required by the Directive), in each case ((i) through (iii)), as approved by the European Commission or (b) for each of the Other European Countries, the equivalent of each of the foregoing in such country, in each case, as approved by the applicable Regulatory Authority.

1.133 “Product Supply Agreement” shall mean the Product Supply Agreement dated as of the Effective Date between the Supply JV and Gilead Sub for the supply to Gilead Sub of Combination Product to be distributed in the Territory, as amended from time to time.

1.134 “Product Supply Services Agreement” shall mean that certain Product Supply Services Agreement dated as of the Effective Date between Gilead Sub, in its capacity as Service Provider, and the Supply JV, as amended from time to time.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.135 “Promotion” shall mean the conduct of activities normally undertaken by a pharmaceutical company’s field force to implement plans and strategies for marketing and other commercialization aimed at encouraging the approved use of a pharmaceutical product, including Detailing. When used as a verb, “Promote” shall mean to engage in any of the foregoing activities.

1.136 “Proposed Existing Customer Discount” shall have the meaning set forth in Section 4.1(d)(i).

1.137 “Proprietary Product” shall have the meaning set forth in Section 8.5(c).

1.138 “Reference Price Country” shall have the meaning set forth in Section 4.1(c)(iii).

1.139 “Regulatory Authorities” shall mean any applicable supra-national, federal, national, regional, state, provincial, or local regulatory agencies, departments, bureaus, commissions, councils, or other government entities, including the European Medicines Agency and the European Commission, or other entity exercising regulatory authority with respect to the Exploitation of the Combination Product. For the avoidance of doubt, the Regulatory Authorities shall include any entity exercising regulatory authority with respect to the Manufacture of API for supply under any Covered Agreement, whether or not such entity is located in the Territory.

1.140 “Requesting Party” shall have the meaning set forth in Section 4.1(e).

1.141 “SDEA” shall mean that certain safety data exchange agreement dated as of September 25, 2006, by and among Gilead Parent, BMS and Merck Parent and such other Persons as may be parties thereto from time to time, as such agreement may be amended from time to time.

1.142 “Selling Entity” shall mean (a) with respect to each country in the Territory in which Gilead Sub is the Selling Party, the Affiliate of Gilead Sub that sells Territory Combination Product in such country or (b) with respect to each country in the Territory in which BMS is the Selling Party, the Affiliate of BMS that sells Territory Combination Product in such country.

1.143 “Selling Party” shall mean (a) with respect to each country in the Co-Promote Territory, Gilead Sub or (b) with respect to each other country in the Territory, BMS or Gilead Sub as set forth in Annex L. For clarity, the Selling Party with respect to any Third Party Distributor Country is intended to be the Party that sells (or has an Affiliate that sells) Territory Combination Product to the Third Party Distributor and has (or has an Affiliate that has) entered into an applicable distributor agreement with such Third Party Distributor that is consistent with this Agreement.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.144 “Service Provider” shall mean Gilead Sub, acting in its capacity as service provider to the Supply JV pursuant to the Product Supply Services Agreement.

1.145 “Significant Interim Update” shall have the meaning set forth in Section 5.8(d).

1.146 “Single Agent Product” shall mean each of Viread, Emtriva, and Sustiva.

1.147 “Sole-Promote Countries” shall mean (a) all BMS Sole-Promote Countries and (b) all Gilead Sole-Promote Countries.

1.148 “Sole Promoting Party” shall mean (a) in the case of any BMS Sole-Promote Country, BMS or (b) in the case of any Gilead Sole-Promote Country, Gilead Sub.

1.149 “Standard Country-Specific Percentage” shall mean, with respect to a Party, the Country-Specific Percentage of such Party as calculated pursuant to the Financial Agreement (without regard to Section 8.5 of this Agreement).

1.150 “Standard Terms” shall mean those certain terms set forth in Annex C of the EU Master Agreement.

1.151 “Stocrin” shall mean the product sold under the trademark Stocrin® containing EFV as its only API.

1.152 “Subsequent Launch Period” shall mean (a) with respect to each country in the Territory, the twelve (12) month period immediately following the Initial Launch Period with respect to such country or (b) with respect to the Territory Centralized Budget, the period immediately following the Initial Launch Period with respect thereto and ending upon the end of the Subsequent Launch Period with respect to the country in the Co-Promote Territory with the latest Launch of the Combination Product.

1.153 “Supply JV” shall mean Tri-Supply Limited, an Irish limited company.

1.154 “Supply JV Shareholder Agreement” shall mean that certain Supply JV Shareholder Agreement dated as of the Effective Date by and among Gilead Sub, Lawrence Laboratories and the Supply JV, as amended from time to time.

1.155 “Supporting Data” shall have the meaning set forth in Annex K.

1.156 “Sustiva” shall mean the product sold by BMS and its Affiliates under the trademark Sustiva® containing EFV as its only API.

1.157 “TDF” shall mean tenofovir disoproxil fumarate.

1.158 “Term” shall have the meaning set forth in Section 12.1.

1.159 “Terminated Party” shall have the meaning set forth in Section 12.2.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.160 “Territory” shall mean the European Union and the Other European Countries.

1.161 “Territory A” shall mean those countries in the Territory, other than any country that is included in Territory B. For the avoidance of doubt, Territory A shall include any countries that become part of the Territory after the Effective Date. The countries included in Territory A as of the Effective Date are set forth in Annex L.

1.162 “Territory A Co-Promote Countries” shall have the meaning set forth in Annex L.

1.163 “Territory B” shall mean France, Germany, Italy, Spain, the United Kingdom and the Republic of Ireland.

1.164 “Territory Centralized Budget” shall mean that portion of the Commercialization Budget that sets forth the Territory Centralized Expenses.

1.165 “Territory Centralized Expenses” shall mean those Territory-wide expenses set forth in the Commercialization Budget (i.e., expenses set forth therein that are not designated as country-specific expenses).

1.166 “Territory Centralized Plan” shall mean that portion of the Commercialization Plan setting forth Territory-wide activities (i.e., activities in the Commercialization Plan that are not country-specific activities).

1.167 “Territory Combination Product” shall mean any Combination Product sold or otherwise distributed (or, if not sold or otherwise distributed, Manufactured for intended sale or other distribution) pursuant to this Agreement.

1.168 “Territory Customer Orders” shall have the meaning set forth in Section 5.4(a).

1.169 “Territory Pricing Information” shall mean Section 4.1(f).

1.170 “Territory Marketing Authorization” shall mean (a) with respect to each country in the European Union, the EU Marketing Authorization and (b) with respect to any of the Other European Countries, any equivalent of the foregoing granted by the relevant Regulatory Authorities in such country.

1.171 “Third Party” shall mean any Person other than (a) the Parties or any of their respective Affiliates or (b) the Supply JV, the MAH or the US JV. For the avoidance of doubt, the exclusion of a Person from the definition of Third Party hereunder shall not be construed to afford such Person any express or implied rights, including third party beneficiary rights, hereunder.

1.172 “Third Party Acquirer” shall have the meaning set forth in Section 13.2(a).

1.173 “Third Party Distributor” shall have the meaning set forth in Section 5.1(b)(i).

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

1.174 “Third Party Distributor Agreement” shall mean any agreement between a Third Party Distributor and either Party or any of its Affiliates, which agreement grants such Third Party Distributor the right to distribute the Combination Product in one or more countries in the Territory, including any agreement under which a Third Party Distributor has the right to purchase Territory Combination Product.

1.175 “Third Party Distributor Countries” shall have the meaning set forth in Section 5.1(b)(i).

1.176 “Trademark” shall include any word, name, symbol, color, designation or device or any combination thereof, including any trademark, trade dress, service mark, service name, brand mark, trade name, brand name, logo or business symbol.

1.177 “Transferring Party” shall have the meaning set forth in Section 13.2(a).

1.178 “Truvada” shall mean the co-formulated product sold by Gilead Parent and its Affiliates under the trademark Truvada® containing TDF and FTC as its only APIs.

1.179 “US JV” shall mean Bristol-Myers Squibb & Gilead Sciences, LLC.

1.180 “US JV Collaboration Agreement” shall mean that certain Amended and Restated Collaboration Agreement by and among Gilead Parent, Gilead Holdings, LLC, BMS, E.R. Squibb & Sons, L.L.C., and the US JV dated as of September 28, 2006, as such agreement is amended from time to time.

1.181 “US JV Operating Agreement” shall mean that certain Operating Agreement entered into as of December 17, 2004 by and between Gilead Holdings, LLC and E.R. Squibb & Sons, L.L.C, as such agreement is amended from time to time.

1.182 “Viread” shall mean the product sold by Gilead Parent and its Affiliates under the trademark Viread® containing TDF as its only API.

SECTION 2

COLLABORATION MANAGEMENT

2.1 Generally.

(a) The Parties desire to expand the role of certain committees established under the US JV Collaboration Agreement and the US JV Operating Agreement as set forth in this Section 2 and elsewhere in this Agreement. In furtherance of such objective, (i) the Joint Executive Committee established under the US JV Operating Agreement shall serve as the “Joint Executive Committee” or “JEC” for purposes of this Agreement and (ii) the Joint Finance Committee established under the US JV Collaboration Agreement shall serve as the “Joint Finance Committee” or “JFC” for purposes of this Agreement. In taking any action pursuant to this Agreement, the JEC and the JFC shall each act in accordance with the terms of this Agreement. Further, any action taken by the JEC or JFC pursuant to this Agreement shall be deemed to have been taken pursuant to, and governed by, this Agreement and not the US JV Collaboration Agreement or the US JV Operating Agreement, as the case may be.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) The JEC and the JFC, with respect to the subject matter of this Agreement, and the EUOC and the JLOCs, each shall have only the responsibilities and authority delegated to or vested in such committee in this Section 2 or elsewhere in this Agreement or any other Covered Agreement to which the Parties or their respective Affiliates are parties.

2.2 Joint Executive Committee. Except as otherwise provided herein, the JEC shall be governed by, and shall act in accordance with, Section 6 of the US JV Operating Agreement (without regard to Section 6.2 of such agreement). The JEC shall have overall authority and responsibility with respect to the Commercialization Activities and any other activities conducted pursuant to the Agreement or any Co-Promotion Agreement (except for those matters reserved to the Parties or their respective Affiliates pursuant to this Agreement or any Co-Promotion Agreement). Without limitation of the foregoing, the JEC shall have the following powers and duties with respect to the activities conducted pursuant to this Agreement or any Co-Promotion Agreement:

(a) to oversee the work of the Operating Committees;

(b) if possible, resolve disputes referred to the JEC by the Alliance Managers pursuant to Section 2.5;

(c) to approve each annual update and Significant Interim Update of the Commercialization Plan or the Commercialization Budget, as the case may be;

(d) to approve Cost Allocation Proposals;

(e) to approve the JFC’s reports submitted hereunder on financial matters that the JEC designates for the implementation of the financial aspects of the arrangements between the Parties and their Affiliates set forth herein with respect to the Exploitation of Territory Combination Product;

(f) to review recommendations of the JFC with respect to, and approve, one or more means of reconciling, one to the other, the internal reporting and accounting standards of each of the Parties or its applicable Affiliates where reasonably necessary, and methods of charging costs and expenses of each of the Parties and its applicable Affiliates pursuant to this Agreement and the Co-Promotion Agreements;

(g) to review and, if applicable, recommend to the Parties changes to the Pricing Rules and Discount Rules pursuant to Section 4.1(g);

(h) to resolve disputes within the EUOC with respect to (i) the initially proposed marketing materials for the Combination Product for each country in the Territory, and thereafter, updates of any Approved Marketing Materials, and (ii) a Party’s obligation, if any, pursuant to Section 5.11 to provide the other Party with access to certain of such Party’s records, documentation and data;

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(i) to decide major strategic issues and any other matters relating to the collaboration between the Parties with respect to the Exploitation of Territory Combination Product that are not (i) within the purview of the EUOC, the JFC or the JLOCs or (ii) reserved to the Parties pursuant to this Agreement;

(j) to consider any dispute referred to the JEC by a Party pursuant to Section 2.6;

(k) to determine, with respect to each country in the Territory (other than with respect to a Designated Territory A Country or a Third Party Distributor Country, which, in each case, shall require mutual written agreement of the Parties to Launch the Combination Product in such country), whether Launch of the Combination Product in such country should occur and, if so, the timing thereof (where the Parties acknowledge that as of the Effective Date, the Launch of the Combination Product in the United Kingdom and Germany has been approved); provided, however, that, at any time on or after the date on which all of the Anticipated Agreements have been executed, in the case of any Price Approval Country or Reference Price Country (in each case, other than any Designated Territory A Country), subject to Section 5.1, the Selling Party shall have the right to Launch the Combination Product at any time after the Approved Price that corresponds to the price at which the Combination Product is to be sold to wholesalers or others purchasing directly from the Selling Party in such country has been established, provided that, in the case of a Price Approval Country, such Approved Price is at or above the Minimum Approved Price for such country; and

(l) to take such other actions as are reserved to the JEC in this Agreement or any Covered Agreement to which the Parties (or their respective Affiliates) are parties or as the Parties may mutually agree in writing, except that the JEC may not amend or take any action that would conflict with any provision of this Agreement (or such Covered Agreement if applicable).

Notwithstanding the enumerated authority of the JEC in this Agreement and the express reservation to the decision-making authority of the Parties with respect to certain matters herein, in the event that the JEC, acting (i) by unanimous affirmative Member Votes (as defined in the US JV Operating Agreement) pursuant to Section 6.5(d) of the US JV Operating Agreement, or (ii) by unanimous written consent pursuant to Section 6.5(c) of the US JV Operating Agreement, takes action on a matter relating to the Exploitation of Territory Combination Product, but with respect to which matter authority and responsibility have not been delegated to or vested in the JEC hereunder, the Parties shall be deemed to waive (and each Party shall cause its Affiliates to waive) any objection to the effect that the JEC acted beyond the scope of its authority or responsibility, and the resolution of such matter shall be binding on the Parties (and each Party shall cause its Affiliates to be bound) for purposes of this Agreement and any Co-Promotion Agreement.

2.3 Joint Finance Committee. Except as otherwise provided herein, the JFC shall be governed by, and shall act in accordance with, Section 2.6(a) and Section 2.7 of the US JV Collaboration Agreement as if such Sections were incorporated herein. Subject to the oversight of the JEC, the JFC shall have the following powers and duties with respect to the activities conducted pursuant to this Agreement or any Co-Promotion Agreement:

(a) to work with (i) the JEC, the EUOC and the JLOCs to assist in financial, budgeting and planning matters as required, including assisting in the preparation of budgets and annual and long-term plans and (ii) to the extent applicable, to coordinate with the Joint European Finance Committee with respect to expenses intended to be allocated on a Territory-wide basis and other matters covered by the Financial Agreement;

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) in coordination with the EUOC, to oversee the work of the JLOCs;

(c) if possible, resolve disputes referred to the JFC by the Alliance Managers pursuant to Section 2.5 or by either Party (or any of its Affiliates) pursuant to any applicable provisions of the Financial Agreement;

(d) to recommend, for approval by the JEC, procedures, formats and timelines consistent with this Agreement for reporting financial data as well as additional or alternative reporting procedures concerning financial aspects of the arrangements between the Parties and their Affiliates with respect to the Exploitation of Territory Combination Product;

(e) to prepare, for approval by the JEC, reports on such financial matters as are designated by the JEC for the implementation of the financial aspects of the arrangements between the Parties and their Affiliates with respect to the Exploitation of Territory Combination Product;

(f) to make certain determinations and calculations set forth in the Financial Agreement, which determinations and calculations the JFC is assigned to perform thereunder;

(g) to coordinate audits of financial data where appropriate and required or allowed by this Agreement or any Covered Agreement to which the Parties or their respective Affiliates are parties;

(h) to address issues of implementation relating to the financial mechanics and calculations under this Agreement and the Financial Agreement;

(i) to recommend, for approval by the JEC, a means of reconciling, one to the other, the internal reporting and accounting standards of each of the Parties where necessary and the methods of charging costs and expenses of each of the Parties;

(j) to consider, upon request of Gilead Sub, and designate, if appropriate, any category of costs and expenses incurred by or on behalf of Gilead Sub in connection with the performance of its obligations under the Product Supply Services Agreement, other than any category that is already included in the Manufacturing Fee or Authorized Expenses (in each case, as defined in the Product Supply Services Agreement), as an “Approved Manufacturing Fee Category” or approved category of Authorized Expenses (as defined in such agreement), as applicable, for the Territory;

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(k) to review the appropriate allocation of costs and expenses with respect to Authorized Expenses, including any Cost Allocation Proposals, and to make recommendations to the JEC with respect to Cost Allocation Proposals;

(l) to calculate or cause to be calculated, as the case may be, those matters expressly required to be calculated (or caused to be calculated) by the JFC, if any, pursuant to this Agreement and, if applicable, pursuant to any Co-Promotion Agreement;

(m) to provide updates on the JFC’s activities and achievements hereunder to the JEC each Calendar Quarter; and

(n) to perform such other functions as the Parties may mutually agree in writing from time to time or as the JEC may delegate from time to time.

2.4 EU Operating Committee.

The Parties shall establish the EUOC, which shall have certain responsibilities with respect to the Parties’ collaboration under this Agreement, including to facilitate communications between the Parties with respect to the commercialization of Territory Combination Product, as set forth in this Section 2.4.

(a) Membership. Each Party shall appoint four (4) members of the EUOC. BMS shall appoint one (1) of the members designated by BMS to serve as chairperson of the EUOC through the first anniversary of the Effective Date. Thereafter, a member designated by Gilead Sub and then a member designated by BMS shall serve alternately as chairperson, on a rotating annual basis from each anniversary of the Effective Date. The initial EUOC members and the chairperson are identified in Annex B hereto.

(b) Authority. Subject to the oversight of the JEC, the EUOC shall have the following powers and duties:

(i) in coordination with the JFC, to oversee the work of the JLOCs;

(ii) if possible, resolve any disputes referred to the EUOC by the Alliance Managers pursuant to Section 2.5;

(iii) to (A) review and propose to the JEC for its approval each annual update and Significant Interim Update of the Commercialization Plan and Commercialization Budget and (B) review and approve each interim update other than any Significant Interim Update, in each case ((A) and (B)) proposed pursuant to Section 5.8;

(iv) to oversee and coordinate the Parties’ activities under the Commercialization Plan;

(v) to oversee the distribution of Territory Combination Product;

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(vi) to develop and approve (A) initial marketing materials for the Combination Product in the Territory, and (B) updates to such materials from time to time as may be reasonably necessary or appropriate, all in accordance with Section 5.6;

(vii) to review any Cost Allocation Proposals and make recommendations to the JEC with respect to any such proposal;

(viii) to monitor whether the Combination Product is being sold at prices that are permitted by Section 4.1, the Pricing Rules and the Discount Rules;

(ix) to coordinate matters relating to the Manufacturing and labeling of Territory Combination Product (to the extent that such matters are not within the authority of the EDC) as set forth in Section 6.1;

(x) to oversee the activities of any Third Party Distributors;

(xi) to resolve disputes between the Parties with respect to a Party’s obligation, if any, pursuant to Section 5.11 to provide the other Party with access to certain of such Party’s records, documentation and data relating to the Commercialization Activities;

(xii) to oversee the forecasting of Local Demand for the Territory;

(xiii) consider and resolve any dispute referred to it by any JLOC pursuant to any Co-Promotion Agreement;

(xiv) to provide updates on the EUOC’s activities and achievements to the JEC each Calendar Quarter;

(xv) subject to the MAH Shareholder Agreement to the extent applicable, to oversee medical affairs and medical communication activities with respect to Territory Combination Product; and

(xvi) to perform such other functions as the Parties may mutually agree in writing from time to time or as the JEC may delegate from time to time.

(c) Member Qualifications. Any person appointed to serve as a member of the EUOC shall have appropriate expertise and be otherwise qualified to serve in such capacity. A member of the EUOC may serve on any other (sub)committee established hereunder. The Parties shall endeavor to match their respective representation on the EUOC in terms of functional areas and management level.

(d) Substitutions. A member of the EUOC may be removed or replaced at any time, with or without cause, by the Party that appointed such member. Such action shall be accomplished by written notice to the other Party. Each member of the EUOC shall serve until a successor is named by the Party that appointed such committee member (or until his or her earlier resignation or removal).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(e) Meetings. The EUOC shall meet at least once per Calendar Quarter until the second anniversary of the date on which the Combination Product has been Launched in each country in the Territory in which Launch is anticipated to occur or on such other schedule as may be determined by the EUOC. The EUOC shall meet at times and places mutually agreed by the members of the EUOC. The EUOC shall keep accurate and complete minutes of its meetings to record all proposals, recommendations and actions taken, which minutes shall be taken and approved as set forth in Section 2.4(f). All such minutes and other records of the EUOC shall be available to each member of the EUOC and each Party.

(f) Notice and Agendas; Minutes. The Alliance Managers, in collaboration with the chairperson of the EUOC, shall organize committee meetings, prepare the meeting agenda based on items submitted by committee members, take or cause to be taken accurate minutes of meetings, circulate draft minutes promptly after the meeting for approval by the members of such committee, and circulate final minutes to such members promptly following such approval. Notice of, and the agenda for, each meeting (and any accompanying materials) shall be circulated to the members of the EUOC so that such materials are received reasonably in advance of such meeting. Any member of the EUOC may waive notice of a meeting thereof, and shall be deemed to waive such notice if he or she attends the meeting and does not object to the meeting because of a lack of notice prior to its commencement.

(g) Quorum. At least three (3) members, including at least one (1) member appointed by each Party, shall be in attendance at a meeting of the EUOC to establish a quorum for the conduct of business. The EUOC members may attend meetings in person or, as long as each attendee is able to hear the others, by telephone or by video conference equipment.

(h) Voting. Each member of the EUOC shall have one (1) vote on all matters to be acted upon by the EUOC. The EUOC shall take action with respect to a matter only if: (i) a quorum is present at the time when such matter is to be acted upon by the EUOC; and (ii) the action proposed to be taken is approved by the affirmative vote of a majority of the EUOC members participating in such meeting, including the affirmative vote of at least one EUOC member appointed by each Party. Notwithstanding the foregoing, the EUOC may also act by unanimous written consent of its members without a meeting. If the EUOC is unable to reach agreement on a matter properly presented to the EUOC for its consideration, the matter shall be resolved as set forth in Section 2.6.

2.5 Alliance Managers.

(a) Gilead Sub and BMS shall each designate within their respective organizations an alliance manager (an “Alliance Manager”) with responsibility for facilitating the interaction and cooperation between the Parties with respect to the activities conducted hereunder and under the Co-Promotion Agreements. The initial Alliance Managers are identified in Annex B hereto. Each Party may change its Alliance Manager from time to time upon written notice to the other Party.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) The Alliance Managers shall not be members of the JEC or any Operating Committee. The Alliance Managers shall attend all meetings of the JEC and the EUOC and support the chairpersons of the JEC and the EUOC in the discharge of their responsibilities hereunder. The Alliance Managers shall be nonvoting participants in such meetings. Each Alliance Manager shall endeavor to create and maintain a collaborative work environment within and among the JEC, and the Operating Committees. In addition, with respect to the activities conducted hereunder and under the Co-Promotion Agreements, each Alliance Manager: (i) shall coordinate the relevant functional representatives of the Parties; (iii) shall provide a single point of communication for seeking consensus both internally within the respective Parties’ organizations and between the Parties; (iv) shall identify and bring disputes relating to this Agreement or any Co-Promotion Agreement (other than any such disputes that, herein or in the applicable Co-Promotion Agreement, are expressly excluded from the scope of Section 2.6) to the attention of the JEC or the applicable Operating Committee, as appropriate, in a timely manner; (v) shall plan and coordinate cooperative efforts and internal and external communications; and (vi) shall take responsibility for ensuring that governance activities, such as the conduct of required JEC and Operating Committee meetings and production of meeting minutes, occur as set forth in this Agreement and in the Co-Promotion Agreements and that relevant action items agreed upon at such meetings are appropriately carried out or otherwise addressed.

2.6 Resolution of Disputes.

(a) Disputes may be referred to the JEC for resolution, as follows: (i) if an Operating Committee is unable to reach agreement on a matter properly presented to such Operating Committee for its decision, the Operating Committee shall refer the matter to the JEC; and (ii) either Party may refer to the JEC any issue arising under or with respect to this Agreement or any Co-Promotion Agreement that is not covered by clause (i), other than (A) a dispute arising with respect to Forecasts or Supporting Data (which dispute shall be resolved as set forth in Section 6), (B) a dispute with respect to a matter within the decision-making authority of the EU Pricing Discount Committee, or (C) a dispute that this Agreement (or the applicable Co-Promotion Agreement) expressly excludes from this Section 2.6.

(b) If the JEC is unable to resolve a dispute referred to it by an Operating Committee or by a Party pursuant to Section 2.6(a) within ten (10) days after such referral, or in the event that the JEC is unable to resolve a dispute arising within the JEC, then the dispute shall be referred for resolution to the Executives.

(c) If the Executives are unable to reach agreement on a disputed matter referred to them pursuant to Section 2.6(b) within ten (10) days after such referral, then either Gilead Sub or BMS may refer the disputed matter to binding arbitration pursuant to Section 6.7 of the Standard Terms if and only if the disputed matter constitutes an Arbitration Matter.

(d) Each Party shall, and shall cause its Affiliates to, refrain from exercising its rights to pursue arbitration under Section 2.9(c)(A) of the US JV Collaboration Agreement with respect to any disputed matter arising under or with respect to this Agreement or any Co-Promotion Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(e) Notwithstanding anything in this Section 2.6 to the contrary, the dispute resolution procedures set forth in Sections 2.6(a) through (c) shall not apply to any deadlock within the JEC or any Operating Committee resulting from a proposal by one Party’s member(s) to reverse or modify a decision of the JEC or such Operating Committee with respect to a matter previously presented to it for decision, unless such proposal is based on new information or changed circumstances relevant to the applicable JEC or Operating Committee decision; provided, however, that this Section 2.6(e) shall not apply to the deliberations and decisions of the EUOC pursuant to Section 5.6, or the deliberations and decisions of the JEC with respect to any disputes that arise within the EUOC with respect thereto; and provided, further, that the EUOC’s and the JEC’s reconsideration of prior decisions with respect to the matters covered by the preceding proviso shall be governed by Section 5.6, and in the event of any such reconsideration (and any dispute resolution and arbitration in connection therewith), the prior decision in force at the time of reconsideration shall remain in force and continue to apply until such time, if any, as a modified position may be agreed by the EUOC or the JEC, or adopted by the Executives or, if applicable, the arbitrator(s), as the case may be.

(f) Nothing in this Section 2.6 shall affect the right of a Party to exercise its rights under Section 5.4(a) of the Standard Terms as incorporated herein with respect to a Material Default (as defined in the Standard Terms) by the other Party concurrently with the exercise of its rights under this Section 2.6. In the event that, at any time prior to completion of the dispute resolution procedures set forth in this Section 2.6, the non-Breaching Party (as defined in the Standard Terms) delivers a notice of Material Default to the Breaching Party, the cure period set forth in Section 5.4(a) of the Standard Terms shall begin to run upon the receipt of such notice and shall run concurrently with the procedures set forth in this Section 2.6.

(g) The dispute resolution mechanisms set forth in this Section 2.6 shall be the sole method for resolving any Arbitration Matter or any other matter that is the subject of this Section 2.6.

2.7 Commercialization Budget Deadlocks; Commercialization Plan Deadlocks. Notwithstanding anything herein to the contrary, in the event of a Commercialization Budget Deadlock or a Commercialization Plan Deadlock, in each case with respect to any period prior to the end of the Subsequent Launch Period, then in lieu of any other dispute resolution procedures set forth in this Agreement, the Parties agree that the dispute shall be conclusively resolved as follows:

(a) If a Commercialization Budget Deadlock arises with respect to the portion of the Commercialization Budget relating to a given country (such portion, the “Country-Specific Commercialization Budget”) for a given Calendar Year (or part thereof) prior to the end of the Initial Launch Period with respect to such country, the level of aggregate expenditure for such period with respect to such country shall be fixed, upon notice given by a Party to the other Party, at (i) in the case of disputes as to annual updates of such Country-Specific Commercialization Budget, the level of aggregate expenditure for such period provided for in the Initial Launch Period Financial Commitment (apportioned, if appropriate, to account for a period in dispute that is shorter than twelve (12) months), or (ii) in the case of disputes as to interim updates of any Country-Specific Commercialization Budget, the level of aggregate expenditure then in effect for the relevant part of the then-current Calendar Year in such Country-Specific Commercialization Budget.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) If a Commercialization Budget Deadlock arises with respect to any Country-Specific Commercialization Budget for a given Calendar Year (or part thereof) during the Subsequent Launch Period with respect to such country, the level of aggregate expenditure for such period with respect to such country shall be fixed, upon notice given by a Party to the other Party, at (A) in the case of disputes as to annual updates of such Country-Specific Commercialization Budget, seventy-five percent (75%) of the level of spending set forth in the Initial Launch Period Financial Commitment for such country for the second twelve (12) month period of the Initial Launch Period for such country (apportioned, if appropriate, to account for a period in dispute that is shorter than twelve (12) months) unless both Parties, through their respective representatives on the JEC have proposed levels of aggregate expenditure for such country for such period in dispute both of which are lower than the aforesaid seventy-five percent (75%) level, in which case the level of aggregate expenditure for such period in dispute with respect to such country shall instead be fixed with respect to such country at the higher of the two levels of aggregate expenditure proposed for such period by the Parties through their respective representatives on the JEC, or (B) in the case of disputes as to interim updates of such Country-Specific Commercialization Budget, the level of aggregate expenditure then in effect for the relevant part of the current Calendar Year in such Country-Specific Commercialization Budget.

(c) For any period after the Subsequent Launch Period with respect to a given country, any aggregate expenditures in the Country-Specific Commercialization Budget for such period for such country shall be decided by the mutual agreement in writing of the Parties; failure to reach agreement thereon shall not be subject to dispute resolution pursuant to Section 2.6 or otherwise.

(d) Following the resolution of any Commercialization Budget Deadlock pursuant to this Section 2.7 with respect to a given Calendar Year and a given country, the Parties agree to negotiate in good faith such modifications to the activities set forth in the applicable Country-Specific Commercialization Plan as may be necessary in light of the modified Country-Specific Commercialization Budget.

(e) Any Commercialization Budget Deadlock that arises with respect to the Territory Centralized Budget for a given Calendar Year (or part thereof) prior to the end of the Initial Launch Period shall be resolved as set forth in Section 2.7(a) (and Section 2.7(d) shall apply) as if (i) it were a Commercialization Budget Deadlock with respect to a given country, and (ii) the Territory Centralized Budget were a Country-Specific Commercialization Budget.

(f) The Parties acknowledge and agree that the Territory Centralized Budget shall be established at a level of expenditure that is reasonably necessary to support the Commercialization Activities being conducted with respect to the countries that have a Country-Specific Commercialization Plan in effect as described in Section 5.8(c). Accordingly, if a Commercialization Budget Deadlock arises with respect to the Territory Centralized Budget for a given Calendar Year (or part thereof) during the Subsequent Launch Period, the Parties shall

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

attempt to resolve such dispute based on such principle. If no such agreement can be reached, (i) in the case of disputes as to annual updates thereto, the level of aggregate expenditure for the Territory Centralized Budget for such period shall be an amount that differs from the Territory Centralized Budget for the previous Calendar Year by the same percentage as the level of aggregate expenditure set forth in the Country-Specific Commercialization Budgets differs from the level of aggregate expenditure set forth in the Country-Specific Commercialization Budgets for the previous Calendar Year, and (ii) in the case of disputes as to interim updates to the Territory Centralized Budget, the level of aggregate expenditure for such period shall be the level of aggregate expenditure then in effect for the relevant part of the then-current Calendar Year in such Territory Centralized Budget. (For example, if the Territory Centralized Budget for a given Calendar Year during the Subsequent Launch Period is in dispute and (A) level of expenditure in the Territory Centralized Budget for the prior Calendar Year was $1 million, (B) level of expenditure in the Country-Specific Commercialization Budgets, in the aggregate, for such prior Calendar Year was $5 million and (C) the level of expenditure in the Country-Specific Commercialization Budgets, in the aggregate, for the Calendar Year in dispute is $4 million, then the level of expenditure in the Territory Centralized Budget will be set at $800,000.) Further, Section 2.7(d) shall apply to such Territory Centralized Budget as if it were a Country-Specific Commercialization Budget.

(g) For any period after the Subsequent Launch Period with respect to the Territory Centralized Budget, any aggregate expenditures in the Territory Centralized Budget for such period shall be decided by the mutual agreement in writing of the Parties; failure to reach agreement thereon shall not be subject to dispute resolution pursuant to Section 2.6 or otherwise.

(h) If a Commercialization Plan Deadlock arises with respect to the Country-Specific Commercialization Plan for a given country for a given Calendar Year (or part thereof) prior to the end of the Initial Launch Period with respect to such country, the minimum number of Details for such period shall be fixed, upon notice given by a Party to the other Party, at (i) in the case of disputes as to annual updates of such Country-Specific Commercialization Plan, the minimum number of Details for such country set forth in the Initial Launch Period Detail Commitment for such period (apportioned, if appropriate, to account for a period in dispute that is shorter than twelve (12) months) with respect to such country, or (ii) in the case of disputes as to interim updates of such Country-Specific Commercialization Plan, the minimum number of Details then in effect for such country for the relevant part of the then-current Calendar Year. For clarity, minimum Detail requirements are not required for any country in Territory A.

(i) If a Commercialization Plan Deadlock arises with respect to the Country-Specific Commercialization Plan for any country for a given Calendar Year (or part thereof) during the Subsequent Launch Period with respect to such country, (i) the minimum number of Details for such period with respect to such country shall be fixed, upon notice given by a Party to the other Party, at (A) in the case of disputes as to annual updates of such Country-Specific Commercialization Plan, seventy-five percent (75%) of the minimum number of Details for such period for such country set forth in the Initial Launch Period Financial Commitment for the second twelve (12) month period of the Initial Launch Period for such country (apportioned, if appropriate, to account for a period in dispute that is shorter than twelve (12) months) unless

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

both Parties, through their respective representatives on the JEC have proposed minimum numbers of Details for such period in dispute both of which are lower than the aforesaid seventy-five percent (75%) level, in which case the minimum number of Details for such period in dispute with respect to such country shall instead be fixed with respect to such country at the higher of the two minimum numbers proposed by the Parties for such period in dispute through their respective representatives on the JEC, or (B) in the case of disputes as to interim updates of such Country-Specific Commercialization Plan, the minimum number of Details then in effect for the relevant part of the current Calendar Year for such country in the Commercialization Plan. For clarity, minimum Detail requirements are not required for any country in Territory A.

(j) For any period commencing after the Subsequent Launch Period with respect to a given country, the minimum number of Details for such country for such period shall be decided by the mutual agreement in writing of the Parties; failure to reach agreement thereon shall not be subject to dispute resolution pursuant to Section 2.6 or otherwise.

2.8 Relationship to Other Committees. The EUOC and, with respect to the Territory, the JEC and the JFC shall each coordinate with the EDC and any other committees established pursuant to any Covered Agreement to which the Parties (or their respective Affiliates) are parties, as appropriate, and shall act in a manner consistent with the decisions of the EDC or any such other committee made pursuant to the applicable agreement.

2.9 Committee-Related Expenses. Gilead Sub and BMS shall each bear its own expenses related to the operations of the JEC, the Operating Committees and the JLOCs, including all expenses relating to the meetings of such committees, the participation of the Parties’ representatives in such meetings, communications with the other Party in connection with such meetings or matters within the authority of the committees, and travel to and from such meetings, and such expenses shall not be deemed Authorized Expenses.

SECTION 3

REGULATORY MATTERS

3.1 Generally. This Section 3 shall govern any country-specific regulatory matters arising with respect to Territory Combination Product that are not governed by Section 4.1 (and the Pricing Rules and the Discount Rules), the MAH Shareholder Agreement or the SDEA (any such regulatory matters, “Local Regulatory Matters”). In the event of a conflict between this Section 3 and any provision of any of the foregoing agreements, such provision of such agreement shall control and this Agreement shall be construed in a manner consistent with such provision. For clarity, any Party that is the Local Regulatory Lead with respect to any Third Party Distributor Country may delegate its responsibilities hereunder as the Local Regulatory Lead to the Third Party Distributor in such country.

3.2 Regulatory Filings. Under the oversight of the EUOC (which shall coordinate with the EDC as appropriate) and participation of each Party as set forth in this Section 3, Gilead Sub and BMS (or their respective designated Affiliates) shall jointly prepare any submissions with respect to any Local Regulatory Matter and the Local Regulatory Lead shall have primary responsibility for filing such submissions with the applicable Regulatory Authority. All

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

submissions with respect to any Local Regulatory Matter shall be approved in advance by the applicable JLOC (or in the case in which (a) disclosing the applicable submission to the JLOC would violate Section 3.3 or (b) there is no JLOC with respect to the applicable country in the Territory (e.g., in the case of a Sole-Promote Country), the EUOC). Each member of such committee shall indicate, within a time period to be established by such committee with respect to the applicable submission, whether he or she approves such proposed submission; provided, that such time period shall, in each case, allow the Local Regulatory Lead sufficient time to comply with Applicable Law and any deadlines required or reasonably requested by the applicable Regulatory Authority with respect to such submission. Notwithstanding the foregoing, the review and approval requirements of this Section 3.2 shall not apply to any minor regulatory submissions of an administrative nature; provided, however, that the Local Regulatory Lead shall make copies of such submissions available to the other Party for review promptly upon request of the other Party.

3.3 Regulatory Documentation.

(a) Notwithstanding the restrictions on use set forth in Section 5.4(b) of the MAH Shareholder Agreement, subject to Section 3.3(d), each Party (and its Affiliates) shall have the right to use any BMS Regulatory Documentation and Gilead Regulatory Documentation (each, as defined in the MAH Shareholder Agreement) provided or made available pursuant to such Section to the extent reasonably necessary to comply with Applicable Law. Further, without limitation of the foregoing, in the event that a Party desires to use such information of the other Party to perform its obligations hereunder and does not have the right to use such information pursuant to the immediately preceding sentence, such first Party shall obtain the consent of such other Party, such consent not to be unreasonably withheld.

(b) Subject to Section 3.3(d), in the event that either Party (or any of its Affiliates) reasonably requires any information in the possession and control of the other Party (other than any BMS Regulatory Documentation and Gilead Regulatory Documentation described in the foregoing clause (a)) to comply with Applicable Law, the Parties shall coordinate in good faith to ensure that such information is provided by the applicable Party to the other Party for such purpose in a timely manner. Further, without limitation of the foregoing, in the event that a Party desires to use any such information of the other Party to perform its obligations hereunder, such first Party shall obtain the consent of such other Party, such consent not to be unreasonably withheld, and if such consent is obtained, the consenting Party shall provide such information to such first Party.

(c) In the event that a Party (or its EUOC representatives) does not provide the consent required pursuant to this Section 3.3 to permit the other Party to obtain or use any BMS Regulatory Documentation, Gilead Regulatory Documentation or other information, or does not provide any such information, then, to the extent that such information is reasonably required for the other Party to perform its obligations hereunder, such other Party shall not be obligated to perform such obligations.

(d) Notwithstanding anything in this Section 3.3 to the contrary, except as provided in this Section 3.3(d) or required by the SDEA, (i) Gilead Sub shall not provide or

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

make available any BMS Regulatory Documentation or other information provided by BMS to Gilead Sub pursuant to this Section 3.3 that relates to EFV as an API to any local country Affiliate of Gilead Sub without the prior written consent of BMS (or consent of its EUOC representatives), provided that such consent may not be unreasonably withheld if the information is required to be submitted for regulatory or other legal reasons; and (ii) BMS shall not provide or make available any Gilead Regulatory Documentation or other information provided by Gilead Sub to BMS pursuant to this Section 3.3 that relates to either TDF or FTC as an API, or to both, to any local country Affiliate of BMS without the prior written consent of Gilead Sub (or consent of its EUOC representatives), provided that such consent may not be unreasonably withheld if the information is required to be submitted for regulatory or other legal reasons. Notwithstanding the foregoing, in the event that a local country Affiliate of a Party is required under Applicable Law to provide any of the foregoing information of the other Party to any Regulatory Authority, such first Party shall be permitted to provide such information to such local country Affiliate if and only if (x) such first Party has first notified the other Party and allowed such other Party an opportunity to provide such information directly to such Regulatory Authority, if and to the extent that such direct provision would fulfill such local country Affiliate’s obligation under Applicable Law, and (y) to the extent such information is Confidential Information of the other Party, such first Party ensures that the information related to the other Party’s API(s) that is provided to a local country Affiliate of such first Party is only used for Permitted Purposes (as defined in the EU Master Agreement) and in accordance with this Section 3.3 and not for any other purpose. In the event that a Party determines that it is reasonably necessary to provide any such information of the other Party to such first Party’s local country Affiliate for the purpose of fulfilling such first Party’s obligations hereunder, such other Party shall consider a request of such Party to do so. Such other Party shall not unreasonably withhold or delay its request to any such request. If such request is denied, for the avoidance of doubt, Section 3.3(c) shall apply.

(e) For the avoidance of doubt, nothing set forth in this Section 3 or elsewhere in this Agreement shall be construed to limit the rights and obligations of the Parties or its Affiliates with respect to safety-related information, data or other documentation required to be provided, maintained or disclosed pursuant to the SDEA.

3.4 Regulatory Communications. Communications regarding any Local Regulatory Matter shall be treated (a) with respect to countries for which Gilead Sub is the Local Regulatory Lead, as if such communications were communications covered by Section 5.4(d) and Section 5.4(e) of the MAH Shareholder Agreement, without giving effect to either such Section to the extent it affords the MAH any rights with respect thereto, or (b) with respect to countries for which BMS is the Local Regulatory Lead, as if BMS were the Regulatory Lead (as defined in the MAH Shareholder Agreement) under the MAH Shareholder Agreement and as if such communications were communications covered by Section 5.4(d) and Section 5.4(e) of the MAH Shareholder Agreement, without giving effect to either such Section to the extent it affords the MAH any rights with respect thereto.

3.5 Medical Affairs and Medical Communications.

(a) Subject to this Section 3.5 and the MAH Shareholder Agreement, the Parties shall determine independently how to utilize and deploy their respective medical science liaisons for activities relating to the Combination Product in each country in the Territory.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) Subject to the MAH Shareholder Agreement, the EUOC shall develop and approve presentation materials for use by each Party’s medical science liaisons when engaging in activities to support the Combination Product. Each Party’s medical science liaisons shall use only such approved presentation materials and any standard response documents approved pursuant to the MAH Shareholder Agreement in connection with such activities. The EUOC shall develop, and the Parties shall implement, procedures to coordinate the training of each Party’s medical science liaisons on any approved presentation materials and standard response documents.

(c) Each Party shall cause its (and its Affiliates’) medical science liaisons to comply with the provisions of this Section 3.5 and the MAH Shareholder Agreement.

3.6 Records. Each Party shall maintain, or cause to be maintained, records with respect to its activities pursuant to this Section 3 in sufficient detail and in material compliance with Applicable Law. Such records shall be retained for at least (a) three (3) years or (b) such longer period as may be required by Applicable Law.

3.7 Compliance-Related Matters.

(a) Role of QPPV. Notwithstanding anything herein to the contrary, nothing herein shall preclude the QPPV (as defined in the MAH Shareholder Agreement) for the Combination Product from performing his or her obligations as QPPV for the Combination Product under Applicable Law and no such performance, to the extent reasonably required by Applicable Law, shall constitute a breach of this Agreement by either Party.

(b) Certain Compliance Matters. Notwithstanding anything herein to the contrary, and except as otherwise provided in the Co-Promotion Agreements, as between the Parties, each Party shall have sole responsibility for any submissions to, or communications with, any Regulatory Authority in the Territory with respect to any matter relating to such Party’s or any of its Affiliates’ or subcontractors’ compliance with Applicable Law in connection with its performance of (i) such Party’s Commercialization Activities or (ii) any other activities of such Party or any of its Affiliates or subcontractors under any Co-Promotion Agreement. Notwithstanding anything in this Section 3.7(b) to the contrary, the foregoing shall not apply to any submissions or communications made in connection with obtaining or maintaining the applicable Territory Marketing Authorization.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

3.8 Local Regulatory Expenses. Any external, out-of-pocket costs and expenses incurred by either Party in connection with the performance of its obligations under this Section 3 (other than Section 3.7(b)) shall constitute Authorized Other Expenses.

SECTION 4

PRICING AND REIMBURSEMENT

4.1 Pricing and Reimbursement; Discounts. The provisions set forth in this Section 4.1 and Annex C shall apply to the pricing of Territory Combination Product sold by the Selling Entity or any of its applicable Affiliates to any Third Party and shall not be construed to apply to the pricing of any other Combination Product (or any other sale). The Selling Party shall cause the Selling Entity to sell the Combination Product at prices that comply with the determinations of the EU Pricing Discount Committee (as defined below) made pursuant to the provisions of this Section 4.1, the Pricing Rules and the Discount Rules. Notwithstanding anything in this Section 4, the Pricing Rules or the Discount Rules, except to the extent mutually agreed in writing by the Parties, this Section 4.1, the Pricing Rules and the Discount Rules shall not apply with respect to any Third Party Distributor Country.

(a) European Pricing Discount Committee.

(i) Each Party shall appoint two (2) members of a committee to determine any discounts to be applied in connection with the sale of Territory Combination Product (the “EU Pricing Discount Committee” or “EPDC”). One (1) representative from each Party (the “Business Representative”) shall be an employee of such Party (or any of its Affiliates) and shall not be, at the time of his or her appointment, or at any time during his or her service on the EPDC, otherwise involved, directly or indirectly, in the pricing of such Party’s (or any of its Affiliates’) antiviral products (provided, that for purposes of this Section 4.1(a)(i), duties solely with respect to accounts receivable analysis, bookkeeping and accounting shall not, without more, be deemed involvement in pricing). The other representative from each Party (the “Attorney Representative”) shall be an attorney for such Party. Such representatives shall have skills reasonably appropriate to their responsibilities and functions as members of the EPDC. Furthermore, each Party covenants that, for twelve (12) months immediately after an individual’s service on the EPDC (or for such shorter period as he or she is employed by such Party or its Affiliate), he or she will not be assigned to a function or position that involves, directly or indirectly, the pricing of such Party’s (or any of its Affiliates’) antiviral products. Each Party shall have the right to approve the other Party’s proposed Business Representative and Attorney Representative on the EPDC (or any replacement therefor), which approval shall not be unreasonably withheld. Subject to the preceding sentence, each Party shall have the right to replace its Business Representative or Attorney Representative from time to time during the term of this Agreement, provided that the composition of the EPDC as so changed meets the requirements set forth above in this Section 4.1(a)(i). For the avoidance of doubt, the EPDC is not an Operating Committee.

(ii) Each Party shall be responsible for the performance of its representatives on the EPDC and their compliance with the terms of this Section 4.1, the Pricing Rules and the Discount Rules. Any issue regarding the functioning of the EPDC shall be

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

reviewed jointly by the Parties’ respective Attorney Representatives. Each Party shall bear its own expenses related to the EPDC, including all expenses relating to the meetings of the EPDC, the participation of the Parties’ representatives in such meetings, communications with the other Party in connection with such meetings or matters within the authority of the EPDC, and travel to and from such meetings, and such expenses shall not be deemed Authorized Expenses.

(iii) The EU Pricing Discount Committee shall meet at least each Calendar Quarter (which meeting may be conducted by telephone or videoconference equipment, so long as each attendee is able to hear the others), and as otherwise required from time to time, to determine such matters as are within the jurisdiction of the EU Pricing Discount Committee as set forth in this Section 4.1.

(iv) The EU Pricing Discount Committee shall perform only such functions as are assigned to the EU Pricing Discount Committee hereunder. The EU Pricing Discount Committee shall apply the Discount Rules to make such calculations and determinations as are specified in the Discount Rules.

(v) The representatives of each Party on the EU Pricing Discount Committee shall, in connection with any proposed GOA with respect to a Customer, provide the EU Pricing Discount Committee with (A) if applicable, its Proposed Existing Customer Discount, and (B) such other limited pricing information, if any, with respect to such Customer as the Attorney Representatives shall agree is necessary and appropriate.

(vi) In the event that interpretation or application of the Discount Rules is necessary in order to implement the provisions of the Discount Rules, the Business Representatives shall discuss the matter with the Attorney Representatives and attempt to resolve the matter by consensus. In the event that the Attorney Representatives disagree regarding any such interpretation or application, either Attorney Representative may refer the dispute to the JEC for resolution pursuant to Section 2.6.

(vii) The EU Pricing Discount Committee may determine, by consensus and in its sole discretion, to retain independent legal counsel, in which case the expenses of such counsel shall be deemed to be Authorized Other Expenses.

(b) Default Rules and Related Matters.

(i) In the event that, after following the procedures set forth in this Section 4.1, the Pricing Rules and the Discount Rules, as applicable, to completion (including those set forth in Section 3 of Annex C, if applicable), the Parties are unable to agree upon (A) any modification of a Country Price for a given country, the existing Country Price shall remain in effect, except in the case of a permitted modification to the existing Country Price pursuant to the Pricing Rules; or (B) a GOA (as defined below) with respect to a Customer, there shall be no GOA with respect to such Customer, except in the case of a GOA that applies automatically to an Existing Discount Customer pursuant to Section 4.1(d) or in the event that a GOA has been previously established pursuant to the Discount Rules or in the case of a permitted modification to the GOA with respect to a given Customer pursuant to this Section 4.1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

or the Discount Rules. In the event that there is no GOA with respect to a given Customer, the Selling Party shall not, and shall cause the Selling Entity not to, enter into any contract with respect to the Combination Product with such Customer at a price less than the applicable Country Price. Further, in the event that the Parties cannot (x) reach agreement on a Country Price with respect to a country other than a Price Approval Country or Reference Price Country, or (y) obtain any initial pricing approval required by a national pricing authority in a Price Approval Country [*] (as defined in Annex C), the Combination Product shall not be Launched in such country. For clarity, Launch of the Combination Product in any Designated Territory A Country shall occur solely if and when approved by the Parties. Further, Launch in any Third Party Distributor Country or any country for which BMS is the Selling Party shall occur solely as provided in Section 5.1.

(ii) Notwithstanding Section 4.1(b)(i) or any other provision of this Agreement, in the event that, following the Launch of the Combination Product in a given Price Approval Country or Reference Price Country, any national pricing authority in such country reduces (despite the commercially reasonable efforts of the Selling Party or without advance notice to the Selling Party) an Approved Price to a price that is [*] the Selling Party shall submit to the other Party, promptly following the date on which the Selling Party becomes aware that such a reduction has been imposed and in no event less than twenty (20) Business Days after such date, the Selling Party’s good faith interpretation of how such reduced Approved Price should be implemented and the effect of such reduced Approved Price on other prices with respect to the Combination Product in the country in which such Approved Price applies and on any Approved Prices in other countries in the Territory. If the non-Selling Party, based on its good faith assessment, objects in writing within ten (10) Business Days that the Selling Party’s interpretation is incorrect, the dispute resolution provisions of Section 2.6 shall apply and, if such matter is not resolved by the Executives within the time period set forth therein, the matter shall constitute an Arbitration Matter. Prior to the resolution of such matter pursuant to Section 2.6, the Selling Party shall continue to fulfill orders for the Combination Product in the Territory (unless and until the Combination Product is withdrawn in such country by mutual written agreement of the Parties) and shall fulfill such orders at a price that is consistent with the Selling Party’s good faith interpretation of any adjustment to the Country Price for the applicable country that shall be required to comply with the new Approved Price. Following the resolution of such matter pursuant to Section 2.6, the Country Price for the applicable country shall be adjusted in accordance with such resolution. In the event that the non-Selling Party does not object to the Selling Party’s interpretation of any new Approved Price pursuant to this Section 4.1(b) within the time period required for such objection, the Country Price with respect to the applicable country shall be adjusted to reflect the Selling Party’s interpretation of such new Approved Price. In no event shall (A) an incorrect interpretation of any adjusted Approved Price, or the effect of such an adjustment on the Country Price, or (B) any sales by the Selling Party or the Selling Entity made based on such interpretation, constitute a breach of this Agreement, so long as such interpretation was made in good faith by the Selling Party.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(c) Country Prices and Pricing Approvals.

(i) In each country in the Territory, the respective Selling Party shall cause the respective Selling Entity to sell Territory Combination Product to any Third Party in such country at the Country Price for such country except as otherwise permitted in this Section 4.1, including Section 4.1(d).

(ii) For any country for which, as a matter of Applicable Law, the applicable Regulatory Authority approves a maximum reimbursement price or a maximum price at which the Selling Party may sell the Combination Product in such country (each, a “Price Approval Country”), the Country Price (as defined in Annex C) shall be set in accordance with this Section 4.1(c)(ii) and the Pricing Rules. Without limitation of any other country in the Territory that may constitute a Price Approval Country, the Parties acknowledge and agree that, as of the Effective Date, the United Kingdom, France, Italy and Spain each constitute a Price Approval Country. Except as otherwise agreed by the Parties, the Selling Party shall be responsible for managing the negotiation with the relevant agency in each country relating to obtaining and maintaining such reimbursement or other pricing approval. In conducting such negotiations, the Selling Party shall cooperate with the other Party and act in accordance with this Section 4.1(c)(ii) and the Pricing Rules. For each Price Approval Country, the Selling Party with respect to such country shall be responsible for any reporting required in connection with obtaining and maintaining reimbursement or other pricing approvals for the Combination Product in such country and shall handle dealings with any applicable agencies with respect to compliance with the rules, regulations and guidelines of such agencies with respect to obtaining and maintaining reimbursement or other pricing approvals for the Combination Product; provided, however, that the Selling Party shall provide to the other Party a copy of the initial submission for obtaining reimbursement or other pricing approval for the Combination Product in each Price Approval Country in the Territory for review in advance of its filing. The Selling Party shall promptly furnish the other Party with a copy of all materials received from such agencies, together with all reports and other communications submitted by the Selling Party to such agencies, in each case solely to the extent relating to Territory Combination Product. In addition, at least five (5) Business Days prior to filing any periodic reports with such agencies pursuant to this Section 4.1(c)(ii), the Selling Party shall furnish the other Party with a copy of such report.

(iii) For any country for which, as a matter of Applicable Law, the applicable Regulatory Authority determines the maximum reimbursement price or the maximum price at which the Selling Party may sell the Combination Product using reference pricing based on the pricing of Combination Product in one or more other countries (each, a “Reference Price Country”), the Selling Party shall notify the other Party promptly of the approved reference price (any such price, an “Approved Reference Price”) for the Combination Product in such country once such price has been set, or thereafter modified by the Regulatory Authority in the country. The Country Price for any Reference Price Country shall be determined as set forth in Section 1(B) of the Pricing Rules. Without limitation of any other country in the Territory that may constitute a Reference Price Country, the Parties acknowledge and agree that, as of the Effective Date, the Republic of Ireland constitutes a Reference Price Country. Except as otherwise agreed by the Parties, the Selling Party shall be responsible for managing the discussions with the relevant agency in the Reference Price Country relating to obtaining and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

maintaining such reference pricing approval. For each Reference Price Country, the Selling Party with respect to such country shall be responsible for any reporting required in connection with obtaining and maintaining reference pricing approvals for the Combination Product in such country and shall handle dealings with any applicable agencies with respect to compliance with the rules, regulations and guidelines of such agencies with respect to obtaining and maintaining reference pricing approvals for the Combination Product; provided, however, that the Selling Party shall provide to the other Party a copy of the initial submission for obtaining reference pricing approval for the Combination Product in each Reference Price Country in the Territory for review in advance of its filing. The Selling Party shall promptly furnish the other Party with a copy of all materials received from such agencies, together with all reports and other communications submitted by the Selling Party to such agencies, in each case solely to the extent relating to Territory Combination Product in such country. In addition, at least five (5) Business Days prior to filing any periodic reports with such agencies pursuant to this Section 4.1(c)(iii), the Selling Party shall furnish the other Party with a copy of such report.

(iv) Any country in the Territory for which the Country Price is not established pursuant to Section 4.1(c)(ii) or 4.1(c)(iii), the Country Price for such country shall be determined based on Section 1(C) of the Pricing Rules. The Parties acknowledge and agree that, as of the Effective Date, Germany is governed by this Section 4.1(c)(iv) and Section 1(C) of the Pricing Rules (which classification shall be without limitation of any other countries in the Territory that may be so governed).

(v) Prior to the commencement of pricing negotiations in any country in Territory A, the EUOC shall designate such country in the Territory as a Price Approval Country, a Reference Price Country, or a country for which the Country Price is governed by Section 4.1(c)(iv).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(d) Customer Discounts.

(i) This Section 4.1(d) shall cover any request by any customer, whether a public or private entity (each, a “Customer”), to purchase, or otherwise establish the price for any proposed sale of (e.g., in the case in which such entity is a third-party payor), the Combination Product at a price that is lower than the Country Price for the applicable country (such price, a “Discounted Price”). The EU Pricing Discount Committee shall be responsible, on an on going basis, for calculating and providing to the Selling Party any grant of authority (“GOA”) as calculated in accordance with this Section and the Discount Rules with respect to each Customer that seeks to obtain a Discounted Price. The GOA, if any, for each Customer shall serve as the maximum discount that may be offered by the Selling Party (or its applicable Affiliate) in its negotiations with such Customer. The Selling Party shall cause the applicable Selling Entity not to sell any Territory Combination Product to any Customer at a price, or agree to a reimbursement price for the Combination Product in connection with any formulary listing of a Customer, that is less than the price calculated by applying the GOA, if any, for such Customer. The term for any agreement to sell Combination Product to a Customer at a Discounted Price shall not exceed [*] or, if applicable, such longer period as is agreed by the Parties pursuant to Section 2(D) of the Pricing Rules.

(ii) At least thirty (30) days prior to the Launch of the Combination Product in each country in the Territory (or such shorter period as is mutually agreed by the Parties), each Party shall submit to the EPDC [*]

(iii) In the event that any Customer, including an Existing Discount Customer, requests a Discounted Price, the Discount Rules shall apply.

(e) Independent Accounting Expert. Either Party (the “Requesting Party”) may, upon written notice to the other Party, cause the Independent Accounting Expert to confirm the accuracy, with respect to any Customer, of (i) any calculation by the EU Pricing Discount Committee or (ii) any pricing or discounting information provided to the EU Pricing Discount Committee or to the other Party pursuant to this Section 4.1, the Pricing Rules or the Discount Rules, including any Net Component Price (as defined in Annex C) so provided. In such case, each Party and the EU Pricing Discount Committee shall cooperate with the Independent Accounting Expert and (upon the Independent Accounting Expert’s entry into an appropriate confidentiality agreement) provide him or her with the data necessary to make the requisite calculations. Further, upon the written request of either Party, the calculations of the Independent Accounting Expert shall be audited by a second Third Party mutually agreed by the Parties. The Independent Accounting Expert and the Third Party auditor, if any, shall notify the JEC of their respective determinations, which notifications shall not contain any information provided to such Independent Accounting Expert (or such Third Party auditor) by either Party. The calculations made by the Independent Accounting Expert pursuant to this Section 4.1(e) shall be binding upon the EU Pricing Discount Committee and the Parties; provided, however, that in the event that a Third Party auditor identifies a discrepancy in the Independent Accounting Expert’s calculations, the Parties shall cause the Independent Accounting Expert and such Third Party auditor to confer and agree upon the final calculations and advise the Parties in writing of same, whereupon such final agreed calculations shall be binding on the Parties. The

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Requesting Party shall bear the fees and costs of the Independent Accounting Expert and any Third Party auditor in connection with his or her engagement pursuant to this Section 4.1(e). Nothing in this Section 4.1(e) shall be deemed to limit any remedy available to either Party in the event of a breach of any of the provisions of this Section 4.1, the Pricing Rules or the Discount Rules by the other Party. Notwithstanding anything in this Agreement to the contrary, such breach shall not be subject to the cure provisions set forth in Section 5.4 of the Standard Terms as incorporated herein. For clarity, Section 4.5, and not this Section, governs the audit of the Net Selling Prices of Stocrin provided by Merck Parent or its applicable Affiliate.

(f) Pricing Information. All information provided to the EU Pricing Discount Committee that is not publicly available (“Territory Pricing Information”) shall be considered Confidential Information of the disclosing Party and shall be used solely for the purpose of making the applicable calculation under the Discount Rules and setting any applicable GOAs and for no other purpose. Notwithstanding Section 4 of the EU Master Agreement, except as expressly permitted by this Section 4.1, the Pricing Rules or the Discount Rules, each Party shall cause its representatives to not disclose any Territory Pricing Information of the other Party except to (i) counsel, the Independent Accounting Expert, or any Third Party auditor selected pursuant to Section 4.1(e), or (ii) the extent permitted by Section 4.2(a) of the EU Master Agreement (but not any other subsection of Section 4.2 of the EU Master Agreement). All Territory Pricing Information shall be segregated in locked or password protected files maintained by the EU Pricing Discount Committee, which files shall not be accessible by Persons other than the members of EU Pricing Discount Committee (and as required, counsel, the Independent Accounting Expert and any Third Party auditor performing activities described in this Section 4). Without limiting the foregoing, each Party shall cause its representatives not to reference or use, directly or indirectly, any information from the EU Pricing Discount Committee in pricing its or any of its Affiliate’s own products.

(g) Review of Rules. On an annual basis, or as requested by either Attorney Representative in the event that such representative believes that the Pricing Rules or the Discount Rules do not cover a scenario with respect to Territory Combination Product that needs to be addressed, the JEC shall review the Pricing Rules and the Discount Rules (in each case, as most recently modified pursuant to this Section 4.1(g), if applicable) in light of the then-prevailing market conditions and any marketing and sales strategies agreed by the Parties. If appropriate, the JEC shall recommend to the Parties changes to the Pricing Rules and the Discount Rules. For the avoidance of doubt, the JEC’s action or inaction under this Section 4.1(g) shall not be subject to arbitration. If (and only if) the Parties agree in writing to any changes to the Pricing Rules or the Discount Rules, as the case may be, proposed by the JEC, then the Pricing Rules or the Discount Rules, as applicable, as so changed shall be deemed to be the “Pricing Rules” or the “Discount Rules” hereunder.

4.2 Pricing and Other Contract Negotiations.

(a) As between the Parties (and their respective Affiliates), the applicable Selling Entity (and its Affiliates) shall have sole responsibility for conducting pricing and discounting negotiations (and all other contracting matters) with respect to the Combination Product with Customers in the applicable country in the Territory in accordance with the Pricing

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Rules; provided, however, that except as otherwise agreed by the Parties in writing, subject to Section 5.1, the Third Party Distributor in any Third Party Distributor Country shall have all rights and responsibilities with respect to the foregoing activities.

(b) Each Party shall ensure that none of its employees or contractors, other than a Designated Negotiator (as defined below), conduct any negotiations with any Customer in the Territory with respect to pricing or discounting matters (or any other terms of any contract to be entered into between such a Customer and the applicable Selling Entity or its applicable Affiliate) with respect to the Combination Product (such matters, “Contracting Matters”) or discuss the availability of discounts to such Customer (or any other matter with respect to discounts with respect to the Combination Product) without the prior consent of a Designated Negotiator.

(c) For each country other than a Third Party Distributor Country, a “Designated Negotiator” shall mean an employee(s) of the applicable Selling Entity (or its applicable Affiliate) that has been authorized by the applicable Selling Entity (or such Affiliate), from time to time, to conduct price and discount negotiations with Customers in the applicable country in the Territory. The applicable Selling Party shall cause the applicable Selling Entity to keep the non-Selling Party (or its applicable Affiliate) apprised, from time to time, of the names(s) and contact information for the Designated Negotiator(s).

(d) In the event that any Customer desires to discuss any Contracting Matter, the non-Selling Party shall ensure that such matter is referred to a Designated Negotiator (or in the case of a Third Party Distributor Country, the Third Party Distributor).

4.3 Consequence of Generic Launch on Pricing. The consequences of a Generic Version Launch on pricing and discounting shall be solely as set forth in the applicable sections of the Pricing Rules and Discount Rules. For the avoidance of doubt, nothing in such sections shall be construed to modify the Parties’ respective rights and obligations with respect to the calculation of the Parties’ respective Country-Specific Percentages (as set forth in the Financial Agreement, as modified by Section 8.5) with respect to the applicable country or any other related calculations under any other Covered Agreement.

4.4 Pricing of Single Agent Products/Double Agent Product. Gilead Sub and BMS shall each retain sole discretion with respect to price-setting and discounts for its respective Single Agent Products and Double Agent Product. Notwithstanding the foregoing, each Party covenants that it shall act in good faith in setting the price and discounts for its respective Single Agent Products and Double Agent Product in the Territory and shall not directly or indirectly manipulate pricing or discounting arrangements of its own Single Agent Products or Double Agent Product in the Territory solely or primarily for the purpose of increasing the Gilead Territory-Wide Percentage or the BMS Territory-Wide Percentage, as the case may be, or any Country-Specific Percentage.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

4.5 Net Selling Price of Stocrin Information. Unless and until BMS acquires rights to commercialize Stocrin in the Territory, the following shall apply:

(a) BMS shall cause Merck Parent or its applicable Affiliate to provide to BMS the Net Selling Price of Stocrin (600 mg dosage form) for each country in the Territory in which Stocrin is sold and BMS shall promptly provide to Gilead Sub any such information provided by Merck Parent or such Affiliate thereof for use as set forth in this Section 4.5 (and for no other purpose). Such Net Selling Prices shall be provided for (i) the first three Calendar Quarters of each Calendar Year sixty (60) days prior to the end of such Calendar Year or on such later date as such information is reasonably available and (ii) each Calendar Year within thirty (30) days following the end of such Calendar Year or on such later date as such information is reasonably available. Each such Net Selling Price shall be calculated based on the definition of “Net Sales” set forth in the EFV License Agreement for the applicable country and period divided by the number of Units (as defined in the Financial Agreement) of Stocrin (600 mg dosage form) sold in such country and period. In the event that the Stocrin (600 mg dosage form) is not on the market in a given country, BMS shall cause Merck Parent or its applicable Affiliate to provide the Net Selling Price of Stocrin (200 mg dosage form) and Gilead and BMS shall negotiate in good faith to determine the manner of converting such Net Selling Price into a proxy for the Net Selling Price of Stocrin (600 mg dosage form) in such country for use in connection with calculations hereunder and under any other Covered Agreement.

(b) Gilead Sub shall calculate, based on the Net Selling Prices supplied by Merck Parent or its applicable Affiliate as described in the foregoing clause [*].

(c) BMS shall ensure that the EFV License Agreement permits an independent accountant acceptable to BMS and Gilead Sub to audit the Net Selling Price of Stocrin information provided by Merck Parent or its applicable Affiliate pursuant to the EFV License Agreement at least once a Calendar Year (with a reasonable look-back period). Except as otherwise agreed by the Parties in writing, BMS shall invoke such audit right each Calendar Year for the Calendar Year information supplied by Merck Parent or its applicable Affiliate with respect to the prior Calendar Year. Any reasonable costs and expenses incurred by BMS in connection with any such audit shall constitute Authorized Other Expenses. Gilead Sub shall be entitled to a copy of any information provided by BMS by the independent accountant in connection with any such audit. The findings of the audit shall be binding on the Parties (and each Party shall cause such findings to be binding on its Affiliates).

(d) In the event that the independent accountant determines, pursuant to clause (c), that any Net Selling Price of Stocrin provided by Merck Parent or its applicable Affiliate was inaccurate, the independent accountant shall calculate and provide to BMS and Gilead the correct Net Selling Price. Any calculations made based on the erroneous Net Selling Price hereunder or under any other Covered Agreement shall be recalculated based on the correct Net Selling Price and any amounts due hereunder or under any Covered Agreement that were determined based on such calculations shall be adjusted and appropriate credit notes or invoices shall be issued within thirty (30) days after the results of the audit are obtained by the Parties. Any such invoice shall be due thirty (30) days after such invoice is provided to a Party or its applicable Affiliate. Each Party shall cause its Affiliates to be bound by the foregoing.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(e) Gilead Sub shall ensure that any information provided to it pursuant to this Section 4.5 shall (i) not be shared with any of its or its Affiliates’ employees that is involved with the pricing or marketing strategies for any of its or its Affiliates’ HIV-related products, (ii) shall not be used for any purpose other than those specified in this Section 4.5 and (iii) be treated as Proprietary Information (as defined in the EFV License Agreement as such agreement is in effect as of the Effective Date and as such definition has been provided to Gilead Sub prior to the Effective Date) of Merck Parent (or its applicable Affiliate) in accordance with the EFV License Agreement (as such agreement is in effect as of the Effective Date) to the extent the applicable provisions of the EFV License Agreement have been provided to Gilead Sub in writing prior to the Effective Date.

SECTION 5

COMMERCIALIZATION ACTIVITIES

5.1 Generally; Arrangements for Certain Territory A Countries.

(a) Generally.

(i) The Parties shall, and shall cause their respective Affiliates to, commercialize the Combination Product in the Territory in accordance with this Section 5, the other terms of this Agreement, any applicable Co-Promotion Agreement and the MAH Shareholder Agreement. The Parties acknowledge the rights granted by the MAH to the Parties to commercialize the Combination Product in the Territory.

(ii) Unless otherwise agreed by the Parties in writing, (A) Gilead Sub shall (and shall cause its Affiliates to) sell all Combination Product purchased by Gilead Sub pursuant to the Product Supply Agreement solely in the Territory (or as otherwise mutually agreed by the Parties) in accordance with the terms of this Agreement and (B) if applicable, BMS shall (and shall cause its Affiliates to) sell any Combination Product purchased by BMS or any of its Affiliates pursuant to any BMS Product Supply Agreement solely in the Territory and in accordance with the terms of this Agreement and such BMS Product Supply Agreement.

(iii) Each of Gilead Sub and BMS shall comply, and shall cause its Affiliates to comply, with Applicable Law, including the applicable Territory Marketing Authorization, in conducting their respective Commercialization Activities.

(iv) Promptly following the Effective Date, the Parties shall negotiate in good faith (A) to complete the designations set forth in Annex L, (B) without limitation of the foregoing, to determine which Party shall be the Selling Party with respect to such country, and (C) to determine the supply arrangements with respect to such country, including any modifications to the financial transactions set forth in the Covered Agreements as may be required to reflect such supply arrangements (provided that, in no event shall either Party be entitled to a distribution fee or other additional compensation or commission for serving as the distributor in any such country (other than reimbursement for any Authorized Distribution Expenses to the extent provided herein) unless otherwise mutually agreed by the Parties). In connection with the foregoing, the Parties shall amend this Agreement, including amending Annex L to specify the foregoing designations, and amend (or cause their respective Affiliates to amend) any other applicable Covered Agreement to reflect the Parties’ determinations with respect to the foregoing and enter into any BMS Product Supply Agreement(s) that are determined to be required.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(v) Neither Party shall have any right or obligation to distribute, Promote, Launch, or seek pricing approvals for the Combination Product in any Third Party Distributor Country until (A) the foregoing amendments with respect to such country have been made, (B) the Parties have complied with any other applicable provision(s) of this Section 5.1, including Section 5.1(b), and (C) any applicable BMS Product Supply Agreement or Third Party Distributor Agreement (or modifications thereto) has been executed. Further, prior to Launch in any Third Party Distributor Country, the Parties shall mutually agree in writing on the price at which the Combination Product will be sold to the Third Party Distributor for such country.

(vi) For any country other than (A) those countries in the Co-Promote Territory and (B) the Gilead Sole-Promote Countries, the Parties agree that, until such time as the distributor for such country has been determined (i.e., a Selling Entity or Third Party Distributor has been designated for such country hereunder), the Parties shall specify an Affiliate of BMS, designated by BMS, as the local distributor in any applicable regulatory filings with respect to the Combination Product in the Territory on or after the Effective Date and on any applicable Product SmPC, Labeling and Package Leaflets for the Combination Product; provided, that the foregoing shall not apply to the extent and for so long as such designation is inconsistent with any Territory Marketing Authorization that may require the designation of Merck Parent (or its applicable Affiliate) as the local distributor.

(b) Third Party Distributor Countries.

(i) It is anticipated that, for certain countries in the Territory, a Third Party distributor (“Third Party Distributor”) will be engaged to distribute the Combination Product (such country, for so long as a Third Party is so engaged to distribute the Combination Product, a “Third Party Distributor Country”).

(ii) With respect to any anticipated Third Party Distributor Country, promptly following the Effective Date, the applicable Party shall provide to the other Party redacted copies of its relevant existing agreement(s) with the anticipated Third Party Distributor and the proposed terms to be included in such agreement in connection with extending such agreement to cover the Combination Product in the applicable country(ies) in the Territory. Such copies may be redacted to exclude provisions to the extent relating solely to products other than the Combination Product. Such Party shall provide the other Party an opportunity to comment on the (anticipated) terms of such Third Party arrangements (including the applicable transfer price and the commercialization plan (including discounts to be offered to such Third Party Distributor, the volume thresholds associated with such discounts, and initial launch pricing) and the term of the agreement(s) as it/they apply to the Combination Product) with respect to the Combination Product. In the event that the terms of such Third Party arrangements are unacceptable to one of the Parties or one of the Parties notifies the other Party that it elects not to Launch the Combination Product in the applicable country, the anticipated Third Party Distributor shall not be granted the right to distribute the Combination Product in such country. Further, the applicable Party shall provide the other Party an opportunity to comment on

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

modifications to the relevant commercialization plan that the Third Party Distributor intends to adopt from time to time, and in the event that such modifications are unacceptable to one of the Parties, then the applicable Party shall terminate such Third Party Distributor’s right to distribute the Combination Product in such country. For clarity, until such time as the Third Party Distributor has the right to sell Combination Product in the applicable Third Party Distributor Country, the Parties shall make available Combination Product to Customers located in such country in a manner determined by the EUOC by way of sales by a Selling Entity in another country in the Territory to the extent that orders are received from such country.

(iii) In no event shall the Selling Party (A) extend the term of any Third Party Distributor Agreement (as the term applies to Territory Combination Product), (B) grant any further rights to any Third Party Distributor with respect to Territory Combination Product, or (C) otherwise materially modify any Third Party Distributor Agreement as it relates to Territory Combination Product without the consent of the non-Selling Party. For the avoidance of doubt, nothing in this Section 5.1(b)(iii) shall preclude either Party (or its applicable Affiliate) from negotiating, extending or modifying any Third Party Distributor Agreement (or any other agreement) as it applies to any of its products other than the Combination Product.

(iv) In the event that one of the Parties desires to assume the responsibilities of distributor of the Combination Product in any Third Party Distributor Country (e.g., in the case of expiration or termination of the Third Party arrangements), such Party shall notify the other Party as promptly as possible. (In the event that both Parties desire to assume the responsibilities of distributor of the Combination Product in such country, the Parties shall negotiate in good faith to determine which Party would assume such responsibilities.) Promptly following receipt of such notice, the Selling Party shall use commercially reasonable efforts to terminate such arrangement with such Third Party Distributor with respect to distribution of the Combination Product in such country. Upon expiration or termination of the applicable agreement(s) with the Third Party Distributor (as they relate to Territory Combination Product), the applicable Party shall become the Sole Promoting Party (and the distributor) in such country.

(v) For clarity, Third Party Distributor Countries shall include only those countries with respect to which the Combination Product is sold to a Third Party Distributor and shall not include any country as a result of the Selling Party’s engagement of a Distribution Subcontractor.

(vi) The Parties shall (and shall cause their respective Affiliates to) negotiate in good faith appropriate amendments to this Agreement and any other applicable Covered Agreement to ensure that the transfer price obtained from any Third Party Distributor in connection with its purchase of Territory Combination Product, taking account of any permitted discounts, is apportioned between the Parties (or their respective Affiliates) in a manner consistent with the apportionment of Net Sales (as defined in the Financial Agreement) of the Combination Product between the Parties (or their respective Affiliates) pursuant to the Covered Agreements.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(c) Promotion Rights. Subject to this Section 5.1 (and any restrictions on Launch set forth therein), both Parties shall have the right to Promote the Combination Product in each country in the Territory (other than any Third Party Distributor Country, in which country neither Party shall Promote the Combination Product without the written consent of the other Party); provided, that the non-Sole Promoting Party shall have the right to Promote the Combination Product in the other Party’s Sole-Promote Countries pursuant to this Section 5.1(c) only. With respect to any Sole-Promote Country, the non-Sole Promoting Party shall have the right to commence co-Promotion of Territory Combination Product in such country upon ninety (90) days’ written notice to the Sole Promoting Party, which notice shall specify the date on which such non-Sole Promoting Party intends to commence such Promotion; provided, that such non-Sole Promoting Party shall not have the right to commence such co-Promotion until the date on which such non-Sole Promoting Party has established an HIV sales force in such country. Upon such notice, the Parties shall negotiate in good faith and, prior to the anticipated date on which such non-Sole Promoting Party (or any of its Affiliates) will commence co-Promotion of the Combination Product in such country, enter into (i) a Co-Promotion Agreement (as defined below) with respect to such country, and (ii) any appropriate amendments to this Agreement and any other applicable Covered Agreement then in effect, including the Financial Agreement, to reflect such non-Sole Promoting Party’s co-Promotion of the Combination Product in such country, including any updates to the Commercialization Plan and the Commercialization Budget, if applicable, for such country commencing as of the date on which such non-Sole Promoting Party commences co-Promotion of the Combination Product in such country.

(d) [*]

5.2 Co-Promotion Agreements. Prior to the Launch of the Combination Product in each country in the Co-Promote Territory, Gilead Sub and BMS shall cause their applicable Affiliates to, enter into a co-promotion agreement with respect to the co-promotion of the Combination Product in such country substantially in the form of the agreement set forth in Annex D (each such agreement, a “Co-Promotion Agreement”).

5.3 Promotion Obligations.

(a) Generally. Without limitation of Section 5.2, Gilead Sub and BMS each shall use Commercially Reasonable Efforts to perform in each country in the Territory (other than any Third Party Distributor Country) the Commercialization Activities that such Party is required to perform under the Commercialization Plan in accordance with the Commercialization Budget, for so long as there is a Commercialization Plan in effect. Subject to the Commercialization Plan and, in the case of any country in the Co-Promote Territory, the applicable Co-Promotion Agreement, each Party and any of its Affiliates that has the right to Promote the Combination Product in a given country shall be free to (i) engage in Details in such country in its sole discretion, and (ii) select independently the target prescribers to which it shall Promote the Combination Product in such country. Gilead Sub and BMS shall each Detail the Combination Product and perform its other Promotional activities under this Agreement in the Territory in strict adherence with Applicable Law and any professional requirements, including those relating to promotion of pharmaceutical products, consumer protection, fraud and abuse and false claims. Gilead Sub and BMS shall each cause its Field Force to (A) comply with Section 5.6 and (B) make only such statements and claims regarding the Combination Product as are consistent with Applicable Law and the applicable Product SmPC, Labeling and Package Leaflets. The Parties shall agree in good faith on appropriate metrics for tracking and assessing the performance and effectiveness of the Parties’ respective Commercialization Activities of the Parties and their applicable Affiliates.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) Countries without Minimum Detail Requirements. Without limitation of the foregoing clause (a), each Party shall use Commercially Reasonable Efforts to Promote the Combination Product in any Territory A Country (other than a Third Party Distributor Country). Not performing any Details in any Sole-Promote Country may be consistent with such level of effort; provided, however, in the event the Sole Promoting Party determines not to perform any Details in a given country (or to cease performing Details in such country), it shall notify the other Party of such determination.

5.4 Distribution Obligations and Related Matters.

(a) Except in the case of any Third Party Distributor Country, each Party (or its applicable Affiliate) shall have the sole responsibility and right to fill orders with respect to the Combination Product in each country in the Territory for which it is the Selling Party (“Territory Customer Orders”). If for any reason the non-Selling Party or any of its Affiliates with respect to a given country receives a Territory Customer Order for the Combination Product from a Customer located in such country, such Party shall, or shall cause such Affiliate to, promptly forward such order to the Selling Party (or its applicable Affiliate), or to the applicable Third Party Distributor in such country approved pursuant to Section 5.1, if any.

(b) Without limitation of Section 5.4(a), the Selling Party shall perform the following activities with respect to sales of the Combination Product in each country in the Territory for which it is the Selling Party: inventory management and control, warehousing and distribution, invoicing, collection of sales proceeds, preparation of sales records and reports, customer relations and services, the handling of returns, and such other activities for which the Selling Party has responsibility pursuant to Annex E, if any, in each case in accordance with the terms set forth in Annex E and, to the extent not inconsistent therewith, customary practice in the pharmaceutical industry.

(c) Any reasonable, external, out-of-pocket expenses incurred by the applicable Selling Party in connection with the performance of its activities conducted pursuant to this Section 5.4 (and Annex E) (including any amounts paid to any Distribution Subcontractor (as defined in Annex E) but subject to the remainder of this Section 5.4, and excluding any expenses incurred by the applicable Selling Party’s Third Party Distributor, if applicable) shall constitute “Authorized Distribution Expenses”. Without limitation of the foregoing, any shipping and warehousing costs incurred by or on behalf of either Party or any Affiliate thereof in connection with the shipping of Territory Combination Product to the applicable Customer or warehousing of Territory Combination Product after it is sold to Gilead Sub pursuant to the Product Supply Agreement or to BMS or its applicable Affiliate pursuant to any BMS Product Supply Agreement shall constitute Authorized Distribution Expenses (and not Local Expenses under any Co-Promotion Agreement). Notwithstanding the foregoing, in the event that a Distribution Subcontractor is engaged to perform certain activities (other than shipping) in a given country, (i) the amount to be paid to such Distribution Subcontractor for performing such

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

activities, or if such amount is not fixed, the basis for calculating such amount, shall be provided to the other Party and the JFC prior to the engagement of such Distribution Subcontractor to perform such activities, and (ii) the amounts paid to such Distribution Subcontractor shall constitute Authorized Distribution Expenses to the extent that the JFC determines that such amounts are reasonable, which determination the JFC shall make by comparing such amounts to the amounts that BMS pays to its subcontractors for the same activities in such country or a similar country or, if not available, an appropriate benchmark selected by the JFC. For the avoidance of doubt, Authorized Distribution Expenses shall not include any expenses that are reimbursable pursuant to any Co-Promotion Agreement.

5.5 [*]

5.6 Marketing Materials. Subject to the remainder of this Section 5.6, each Party’s Promotion of the Combination Product in the Territory shall be in accordance with the Approved Marketing Materials (as defined below) (including any localized version thereof) and the applicable Product SmPC, Labeling and Package Leaflets for the Combination Product; provided, however, that subject to the foregoing (and any applicable provisions of the Co-Promotion Agreements), each Party (and its Affiliates) shall have a right to position the Combination Product within its HIV product portfolio in its sole discretion. Except as otherwise provided in this Section 5.6, each Party shall use the Approved Marketing Materials (and only the Approved Marketing Materials) for a given country in the Territory, together with the applicable Product SmPC, Labeling and Package Leaflets, in Promoting the Combination Product in such country. In the absence of any Approved Marketing Materials for a given country in the Territory, each Party shall Promote the Combination Product in such country using only the applicable Product SmPC, Labeling and Package Leaflets for the Combination Product. The obligations set forth in this Section 5.6 shall be without limitation of any obligations of any Parties or its Affiliates set forth in the provisions of the MAH Shareholder Agreement with respect to Marketing Materials (as defined in such agreement), advertising and promotional compliance, and Combination Product Trademarks (as defined in such agreement). The Parties agree that, subject to any applicable provisions of the MAH Shareholder Agreement, the applicable Product SmPC, Labeling and Package Leaflets for Territory Combination Product and any Approved Marketing Materials shall include the two names “Bristol-Myers Squibb” and “Gilead Sciences” displayed with equal prominence, to the extent permitted by Applicable Law. Except as otherwise mutually agreed by the Parties in writing, any Party that is a party to a Third Party Distributor Agreement shall cause its Third Party Distributor to (i) use only the Approved Marketing Materials (which may be localized by the Third Party Distributor for the applicable country provided that no material modification is made in connection therewith) and the applicable Product SmPC, Labeling and Package Leaflets to Promote the Combination Product in the applicable countries and (ii) Promote the Combination Product in accordance with Applicable Law.

(a) The EUOC shall develop and approve an initial set of advertising and promotional materials for the Combination Product for use in each country in the Territory. If the EUOC cannot reach agreement with respect to such materials, the JEC shall attempt to resolve any disputed issues relating to the materials. Any such materials approved by the EUOC

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

or the JEC pursuant to this Section 5.6(a) with respect to a given country (and any updates thereto approved pursuant to Section 5.6(b) or Section 5.6(c)) shall be deemed “Approved Marketing Materials” with respect to such country. Further, any localization of any Approved Marketing Materials shall constitute Approved Marketing Materials without requiring approval of the EUOC; provided, that such localization is limited to translation and other non-material modifications. (Any material modifications made to the Approved Marketing Materials in the course of localization shall require the approval of the EUOC pursuant to this Section 5.6.)

(b) Each Party may propose interim updates to the Approved Marketing Materials for each country in the Territory from time to time, independent of the semi-annual reviews conducted pursuant to Section 5.6(e). The EUOC shall be required to consider, and shall adopt, such updates only if they satisfy the following conditions: (i) the update is based on relevant new scientific, medical or clinical data, relevant new regulatory or legal developments, or changes to the applicable Product SmPC, Labeling and Package Leaflets for the Combination Product; and (ii) in the absence of such update, the use of the Approved Marketing Materials would not comply with Applicable Law (any update satisfying such conditions, a “Required Update”).

(c) Approximately six (6) months after the Launch of the Combination Product in a country in the Territory, the EUOC, as applicable, shall review and, if appropriate, update the Approved Marketing Materials, if any, for such country. Such updates shall include, at a minimum, any Required Updates. If the EUOC cannot reach agreement on a Required Update proposed by a Party, then the matter shall be referred to the JEC and shall be subject to dispute resolution under Section 2.6. In the event that none of the EUOC, the JEC, and the Executives is/are able to reach agreement on a proposed Required Update, and after the conclusion of any arbitration relating to Required Updates, each Party may elect upon written notice to the other Party to Promote the Combination Product in such country using (i) the applicable Product SmPC, Labeling and Package Leaflets for the Combination Product alone or (ii) the applicable Product SmPC, Labeling and Package Leaflets for the Combination Product or the Approved Marketing Materials as modified to reflect any Required Updates (as finally determined by the arbitrator(s), as applicable).

(d) In connection with the review conducted pursuant to Section 5.6(c), the EUOC may make other appropriate changes arising from business or other considerations (each, an “Optional Update”) as proposed by a Party. In the event that the EUOC cannot reach agreement on any proposed Optional Update to the Approved Marketing Materials for a country in the Territory, then the dispute shall be referred to the JEC and shall be subject to dispute resolution under Section 2.6; provided, however, that for the avoidance of doubt, the dispute shall not constitute an Arbitration Matter. In the event that none of the EUOC, the JEC, and the Executives is/are able to reach agreement on a proposed Optional Update, each Party may elect upon written notice to the other Party to Promote the Combination Product in such country using (i) the applicable Product SmPC, Labeling and Package Leaflets for the Combination Product alone or (ii) the applicable Product SmPC, Labeling and Package Leaflets for the Combination Product or the Approved Marketing Materials without such Optional Update.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(e) Following the review conducted pursuant to Section 5.6(c), the EUOC shall review the Approved Marketing Materials on a semi-annual basis and shall make Required Updates and consider any Optional Updates proposed by a Party. Any disputes within the EUOC relating to such updates shall be resolved using the procedures set forth in Sections 5.6(c) and 5.6(d), as applicable.

(f) The EUOC shall (i) select an advertising agency or agencies to assist with the Marketing of the Combination Product in each country in the Territory and (ii) oversee the activities of such agency or agencies. The EUOC shall determine the Party that shall contract with each such agency, which Party shall enter into a contract with such agency on commercially reasonable terms, and the Parties shall include the external, out-of-pocket costs and expenses anticipated to be incurred in connection with such contract in the Commercialization Budget.

(g) The EUOC shall develop, implement and oversee an orderly, systematic process, involving representatives from the legal, medical and regulatory functions of each Party, for the review and approval of advertising and promotional materials to be used in each country in the Territory.

(h) Without prejudice to the other provisions of this Section 5.6, with respect to Approved Marketing Materials for use in any country in the Territory, Gilead Sub shall be responsible for obtaining and maintaining any governmental approvals required with respect to the use of such Approved Marketing Materials and, for the avoidance of doubt, shall have the right to file for routine renewal of any such approvals annually without approval of the JEC or any Operating Committee.

5.7 Use of Trademarks. Each Party shall conduct its activities hereunder in a manner consistent with Section the provisions of the MAH Shareholder Agreement with respect to Combination Product Trademarks (as defined is such agreement).

5.8 Commercialization Plan and Budget.

(a) The Commercialization Plan shall (i) be developed on a country-by-country basis and, with respect to Territory Centralized Expenses and related activities, a Territory-wide basis, (ii) specify any Territory-wide activities and country-specific activities to be conducted in each country in the Territory, which country-specific activities shall be mutually agreed by the parties to the applicable Co-Promotion Agreement, if any, in accordance with such agreement, subject to any applicable provisions of this Agreement, and (iii) cover only activities for commercialization of Territory Combination Product that shall be conducted by or on behalf of one Party or its applicable Affiliate or that must be coordinated between the Parties or their respective Affiliates hereunder or under any Co-Promotion Agreement, which activities shall conform to the other terms of this Agreement, including the provisions of this Section 5 and the Co-Promotion Agreement, if any, for the applicable country. Such plan shall specify (A) such activities and (B) the Party that shall take the lead role with respect to such activities on a country-by-country basis (or Territory-wide basis, if applicable).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) The initial Commercialization Plan attached hereto as Annex F covers Calendar Years 2006, 2007 and 2008 (such plan, as updated from time to time in accordance with this Section 5.8, the “Commercialization Plan”) for certain countries in the Territory. From time to time, the Parties or the JEC shall amend the Commercialization Plan to include each other country in the Territory prior to the anticipated date of Launch in such country. The Commercialization Plan and any update thereto shall contain a budget for each Party’s out-of-pocket expenses for such Party’s activities set forth therein (such budget, the “Commercialization Budget”), which budget shall be set forth on a country-by-country basis (for the countries included in the Commercialization Plan) and with respect to Territory Centralized Expenses, on a Territory-wide basis. The initial Commercialization Plan covers, and any updates thereto shall cover (i) unit volume and market share forecasts for the Combination Product in each country in the Territory that is included in the Commercialization Plan for the foregoing period, (ii) certain Marketing and other commercialization activities for the Combination Product that are required to be conducted in each such country by or on behalf of one Party or its applicable Affiliate or that must be coordinated between the Parties or their respective Affiliates hereunder or under the applicable Co-Promotion Agreement, (iii) the total minimum number of Details by each Party in each country in the Territory in each Calendar Quarter (or part thereof); provided, however, that, without limitation of the obligations of each Party set forth in Section 5.3 to use Commercially Reasonable Efforts to perform such Party’s Commercialization Activities and to Promote the Territory Combination Product, no minimum number of Details are required for any country in Territory A; and (iv) any other matters or activities determined by the EUOC. With respect to each country, except as otherwise agreed by the JEC or by the Parties in writing, the total amount included in the Country-Specific Commercialization Budget for the Initial Launch Period for such country shall be at least the amount of the Initial Launch Period Financial Commitment for such country.

(c) For each Calendar Year commencing with Calendar Year 2009 (other than (i) any such Calendar Year for which the Parties agree that there shall be no Commercialization Plan or Commercialization Budget or (ii) any such Calendar Year that follows a Calendar Year in which the Commercialization Budget is zero), the Parties shall jointly prepare, based on country-by-country plans and budgets developed by the JLOCs pursuant to the Co-Promotion Agreements or as otherwise agreed by the Parties, any proposed updates to the Commercialization Plan and Commercialization Budget (which updates shall be prepared in sufficient time to permit Gilead Sub to submit, in a timely manner, such updates to the EUOC and the JFC in accordance with this Section 5.8(c)). Gilead Sub shall submit to the EUOC and the JFC, not less than sixty (60) days prior to the start of each Calendar Year for such Calendar Year, any jointly-agreed proposed updates to the Commercialization Plan and Budget. In the event that Gilead Sub and BMS fail to reach agreement with respect to any such proposed updates, each Party shall submit its proposed updates to the EUOC and the JFC by the deadline set forth in the immediately preceding sentence. The JFC shall provide its comments on any Commercialization Budget submitted to the JFC to the EUOC, for its consideration, within ten (10) Business Days following such submission. Following review, discussion and appropriate revision of such proposed update, no later than forty-five (45) days prior to the start of the applicable Calendar Year, the EUOC shall (A) agree upon an update to propose to the JEC and submit such proposed update to the JEC, or (B) in the event the EUOC cannot reach agreement on such any such proposed update, to submit to the JEC the proposed update submitted by Gilead Sub (or each Party) to the EUOC pursuant to this Section 5.8(c) and any other relevant materials, including any comments that the JFC and either Party’s EUOC members may have on such proposed update, so as to enable the JEC to reach agreement with respect to such an update.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(d) Without limitation to the annual updates covered by Section 5.8(c), either Party, directly or through its representatives on the EUOC, as the case may be, may propose interim updates to the Commercialization Plan and the Commercialization Budget to the EUOC from time to time as appropriate in light of changed circumstances. The EUOC shall review, discuss and revise, as appropriate, any such proposed update at its next quarterly meeting. In the event that any such proposed update would cause the updated Commercialization Budget to exceed one hundred and five percent (105%) of the Commercialization Budget most recently approved by the JEC pursuant to Section 5.8(c) (a “Significant Interim Update”), the EUOC shall forward such proposed update, with its recommendation, if any, with respect to such proposed update, to the JEC for review and approval. In the event that such proposed update is not a Significant Interim Update, including in the case in which the proposed update would reallocate funds between or among two or more countries in the Territory, but not increase the Commercialization Budget beyond the foregoing threshold, the EUOC shall determine whether or not to approve such proposed update, which determination shall be final and not subject to dispute resolution pursuant to Section 2.6.

(e) Subject to Section 2.2(c) and Section 2.7, if a proposed update to the Commercialization Plan or Commercialization Budget is not approved by the JEC (or if applicable, the EUOC), then such Commercialization Plan or Commercialization Budget, as the case may be, shall continue in effect as approved and most recently updated pursuant to this Section 5.8.

5.9 Commercialization Expenses. The Parties agree that any expenses incurred by a Party or any of its Affiliates in connection with the performance of its respective Commercialization Activities hereunder or under any Co-Promotion Agreement shall constitute “Authorized Commercialization Expenses” solely to the extent that such expenses are Territory Centralized Expenses and: (a) such Commercialization Activities are covered in and consistent with the Territory Centralized Plan and are within an area of responsibility for such Party listed in the Territory Centralized Budget and are not eligible for sharing or reimbursement pursuant to any Co-Promotion Agreement; (b) the total expenses for such Party’s designated activities under the Territory Centralized Plan for the relevant period do not exceed the aggregate amount set forth in the Territory Centralized Budget for such activities in such period; (c) the expenses are external, out-of-pocket costs of such Party or Affiliate, without any markup, and not internal costs, including internal costs incurred in maintaining or operating a Field Force or marketing organization (including marketing personnel and sales support personnel); and (d) the relevant Commercialization Activities are for the Marketing of the Combination Product in the Territory only and not for the Marketing of any other proprietary products of such Party or any of its Affiliates. The Parties acknowledge and agree that certain of the activities set forth in the Commercialization Plan may have been performed prior to the Effective Date under the Interim Agreement and that the costs and expenses associated therewith shall be reimbursable under this Agreement as Authorized Commercialization Expenses to the extent that they satisfy the foregoing criteria. Notwithstanding the limitation contained in clause (d) above, in the event that

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

either Party reasonably believes that there are cost or other efficiencies that can reasonably be expected to be achieved through one or both Parties’ conducting Commercialization Activities with respect to the Combination Product as part of, or in coordination with, activities being conducted by one or both Parties with respect to its or their Single Agent Product(s) or Double Agent Product, such Party(ies) may propose, by and through its applicable EUOC member(s), that such activities be coordinated and an appropriate and reasonable allocation of the related costs be made between the Combination Product, on the one hand, and such other product or products, on the other hand, and that the amount allocated to the Combination Product be treated as Authorized Commercialization Expenses (each such proposal, a “Cost Allocation Proposal”). If, and only to the extent that, such Cost Allocation Proposal is reviewed by the EUOC and JFC and approved by the JEC (with any modifications made by the JEC), the amount approved by the JEC for allocation to the Combination Product shall constitute Authorized Commercialization Expenses.

5.10 Reports. Except as otherwise agreed by the EUOC, with respect to each country in the Territory, Gilead Sub and BMS shall each present to the other, at a meeting of the EUOC at least once per Calendar Quarter until the second anniversary of the Launch of the Combination Product in such country and, thereafter, at a meeting of the EUOC at least semiannually, a report (oral and written, which written report shall not be required to contain more detail than that typically included in an executive summary) describing (a) the Commercialization Activities it has performed, or caused to be performed, including Details, since the preceding meeting at which such a report was presented (or, in the case of the first meeting of the EUOC, prior to such meeting) and on a Calendar Year-to-date basis, evaluating the work performed in relation to the goals and timeline of each Commercialization Plan, (b) its Commercialization Activities in process and the future activities it expects to initiate during the then-current Calendar Year, as compared to each Commercialization Plan, and (c) in the case of the written report, the Authorized Commercialization Expenses incurred, and expected to be incurred, by such Party (and its applicable Affiliates) for the then-current Calendar Year, as compared to the applicable Commercialization Budget. In addition, Gilead Sub and BMS shall report promptly to the EUOC through their respective committee members any material developments with respect to Commercialization Activities that they are responsible for performing under the Commercialization Plan. Notwithstanding anything contained in this Section 5.10 to the contrary, each Party’s reporting obligations under this Section 5.10 shall automatically be deemed to terminate with respect to any period in which there is not then in effect a Commercialization Plan or Commercialization Budget. Without limitation of any of the foregoing, the Parties shall negotiate in good faith and mutually agree in writing upon any additional reporting requirements with respect to any Third Party Distributor Country.

5.11 Records.

(a) Maintenance of Records. Gilead Sub and BMS each shall (in accordance with their respective allocations of responsibility with respect to the Commercialization Activities) maintain and retain, or cause to be maintained and retained, final records (but not draft records or documents except as otherwise required by Applicable Law) of its (and its Affiliates’) respective Commercialization Activities covered in the Commercialization Plan for at least (i) three (3) years or (ii) such longer period as may be required by Applicable Law.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) Access to Records. Subject to this Section 5.11(b), each Party shall have the right, with respect to records maintained by the other Party (and its Affiliates) of such other Party’s (and its Affiliates’) Commercialization Activities covered in the Commercialization Plan, during normal business hours and upon reasonable notice, to inspect and copy any such records pursuant to this Section 5.11(b) solely to the extent relating to the Combination Product and solely to the extent (i) necessary in order for the inspecting Party (or its Affiliates) to perform its obligations with respect to Commercialization Activities in a manner consistent with the applicable Commercialization Plan, (ii) necessary for the inspecting Party to confirm compliance with, or to comply with, Applicable Law, as it relates to the activities conducted hereunder or under any Co-Promotion Agreement, or (iii) necessary to enable the inspecting Party to conduct reasonable diligence on matters potentially giving rise to liability on the part of the Supply JV, the MAH or such Party or any of its Affiliates, or to conduct a defense of itself or any of the foregoing Persons, if and to the extent that a fact, circumstance or event has arisen that gives the inspecting Party a reasonable basis to believe that it or any such Person has or may incur such liability, in each case for use by the inspecting Party for the purpose set forth in clause (i), (ii) or (iii) above, as the case may be. Clause (iii) of the immediately preceding sentence shall not require any Party or any of its Affiliates to provide such data, documentation or records in the event that the Parties’ (or their respective Affiliates’) interests in such matter are or may be adverse in any material respect, in which case Applicable Law, including discovery rules and procedures shall apply. Each such request shall be made in writing and shall state the reason(s) therefor (each a “Commercial Record Request”). The Party (or its applicable Affiliate) from which such records, documentation or data are requested shall have the right to raise reasonable objections in writing in response to such Commercial Record Request, including based on such Party’s or Affiliate’s interests in protecting from disclosure to the requesting Party trade secrets or other competitive business information. Upon any such objection being asserted, the Parties shall promptly confer in an attempt to address each Party’s concerns and reach a resolution with respect to the matter, and in the event that the Parties are unable to agree upon a mutually agreeable resolution, either Party shall have the right to refer the matter to the EUOC. In the event that any such dispute is referred by a Party to arbitration pursuant to Section 2.6 (and Section 6.7 of the Standard Terms), the arbitrators shall determine as a threshold matter whether and to what extent one or more criteria set forth in clauses (i), (ii) or (iii) above have been satisfied by the requesting Party, and, if so, shall make a determination with respect to whether and to what extent the disclosure of such information shall be required, by balancing, on the one hand, the requesting Party’s need to obtain such records, documentation or data, and on the other hand, the objecting Party’s interests in protecting such records, documentation and data from disclosure. In making such determination, the arbitrator(s) shall (x) confine their consideration to the facts and arguments set forth in the Commercial Record Request and the other Party’s written response thereto, and (y) have the right to require the receiving Party to abide by terms and conditions for the handling, use and non-disclosure (either within such Party’s organization or to other Persons) of such information as may be reasonable under the circumstances. Except as provided in this Section 5.11, a Party shall not have the right to obtain from the other Party access to or copies of the other Party’s records, documentation and data described above, unless

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

otherwise expressly permitted pursuant to this Agreement or any other Covered Agreement to which the Parties (or their respective Affiliates) are parties or the other Party gives its consent in its sole discretion. Notwithstanding the foregoing, neither Party shall have any obligation to (and, with respect to pricing and discounting matters as set forth in Section 4.1, neither Party shall) provide (or cause to be provided) to the other Party any information pursuant to the Section 5.11 to the extent it relates to price setting and discounting, or inventory management agreements, or which such first Party (or any of its Affiliates) is restricted from disclosing pursuant to Applicable Law or confidentiality or other contractual arrangements with Persons other than the Parties or their Affiliates.

(c) Notwithstanding the foregoing, nothing in this Section 5.11 shall limit the rights or obligation of the Parties (or any of their respective Affiliates) under Section 3 of the Standard Terms as incorporated herein or any audit provision set forth in the Financial Agreement. In the event of a conflict between this Section 5.11 and Section 3 of the Standard Terms or any such audit provision, Section 3 of the Standard Terms or such audit provision, as the case may be, shall control. The Parties shall negotiate in good faith and mutually agree in writing upon any audit rights with respect to Third Party Distributor records.

5.12 Samples and Product Donations.

(a) Except to the extent mutually agreed in writing, Gilead Sub and BMS shall not provide, or give access to, samples of the Combination Product to health care practitioners or patients in connection with Promotion of the Combination Product in the Territory.

(b) Further, no Party shall donate any Territory Combination Product to any Third Party unless (i) mutually agreed in writing by the Parties (or their respective Affiliates) or (ii)(A) such Party provides notice to the other Party of its intention to donate Territory Combination Product, which notice shall specify (x) the price at which such Party intends to purchase such Territory Combination Product, (y) the quantity of Territory Combination Product such Party intends to purchase for purposes of such donation, and (z) the Person to which such Party intends to donate such Territory Combination Product and (B) the other Party consents to such proposed donation, which consent shall not be unreasonably withheld or delayed. In the event that such consent is provided and the donating Party proceeds with the donation, (a) if the donating Party is the Selling Party with respect to the donated Combination Product, the donating Party shall treat any Combination Product so donated as Net Sales (as defined in the Financial Agreement) for the country for which the Combination Product is labeled, or (b) if the donating Party is the non-Selling Party, the Selling Party shall sell the Combination Product to the donating Party at the price specified in the foregoing clause (x). Notwithstanding the foregoing, nothing in this clause (b) shall apply to any Combination Product to be used in any Clinical Trial.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

SECTION 6

SUPPLY-RELATED MATTERS

6.1 Generally. Without limitation of the other provisions of this Section 6, semiannually or on such other schedule as the EUOC may agree from time to time, the EUOC shall (a) review the Manufacturing arrangements for Territory Combination Product, including availability of API and Manufacturing capacity, the anticipated Manufacturing schedule, and inventory levels of Territory Combination Product, including safety stock, held by the Supply JV, (b) provide general oversight of the process with respect to Forecasts and Orders set forth in Section 6.2 and (c) make such recommendations to the Parties with respect to any of the foregoing as the EUOC deems appropriate.

6.2 Forecasts and Orders.

(a) Forecasts and Related Supporting Data.

(i) Each Party shall appoint a designated employee to oversee the preparation of Forecasts (as defined below) pursuant to this Section 6.2(a), which designated employee may be an employee of an Affiliate of such Party. Any Forecast proposed by a Party hereunder shall be based on Local Demand in each country in the Territory as determined based on the Forecast Principles and Supporting Data set forth in Annex K. Further, all Forecasts agreed pursuant to clause (ii) below shall be based on Local Demand in each country in the Territory as determined based on the Forecast Principles and Supporting Data set forth in Annex K and shall be prepared in good faith and with due diligence, care and consideration. The Parties, through their respective designated employees, shall discuss any proposed Forecasts and review and exchange Supporting Data as appropriate and on such schedule as the Parties may establish from time to time; provided that neither Party shall have any obligation to provide any Supporting Data hereunder to the other Party to the extent that such Supporting Data is licensed by such Party (or any of its Affiliates) from any Third Party if such Party (or any of its Affiliates) does not have the right to provide such Supporting Data as required hereunder.

(ii) Based on the Supporting Data exchanged pursuant to clause (i), the Parties shall jointly develop and agree on such forecasts for each country in the Territory as Gilead Sub is required to submit to the Supply JV pursuant to the Product Supply Agreement (such forecasts, “Forecasts”) in accordance with the requirements for such Forecasts set forth in the Product Supply Agreement and in sufficient time to allow Gilead Sub to submit such Forecast to the Supply JV by the date on which such Forecast is due under the Product Supply Agreement.

(iii) In the event that the Parties have not agreed upon any Forecast by ten (10) Business Days prior to the date on which such Forecast is due to be submitted under the Product Supply Agreement, either Party may refer such matter to the Designated EUOC Members, in which case the Designated EUOC Members shall consider and agree upon such Forecast not less than four (4) days prior to the date on which such Forecast is due under the Product Supply Agreement. The determination of the Designated EUOC Members shall be made based on Local Demand. In the event that the Designated EUOC Members cannot reach

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

agreement by such deadline with respect to any Forecast, such matter shall be escalated to the Commercial Executives for resolution not less than two (2) days prior to the date on which such Forecast is due under the Product Supply Agreement. With respect to any meetings or other discussions between the Commercial Executives regarding the resolution of such dispute, such meetings and discussions shall relate solely to the applicable Forecast or Order which is the subject of such dispute. In the event that the Commercial Executives are not able to reach agreement, Gilead Sub shall submit to the Supply JV, pursuant to the Product Supply Agreement, the required Forecast based on the previous Forecast that was most recently submitted to the Supply JV, where the forecast for any period not covered by such previous forecast shall be equal to the forecast for the immediately preceding period. The terms of Section 2.6 shall not apply with respect to any such dispute.

(b) Orders. Based on the Forecasts, and, if applicable, the relevant Supporting Data, Gilead Sub shall prepare and submit such orders for the Territory (each, a “Order”) for the Combination Product as (i) are required to be submitted by Gilead Sub pursuant to the Product Supply Agreement, or (ii) Gilead Sub is permitted to submit pursuant to the Product Supply Agreement and determines, in connection with its management of the inventory of Territory Combination Product, are appropriate, in each case ((i) and (ii)) in accordance with the requirements for such orders set forth in the Product Supply Agreement.

6.3 Supply-Related Expenses. Any external, out-of-pocket amounts incurred by Gilead Sub in the Territory pursuant to the Product Supply Agreement other than amounts incurred by Gilead Sub pursuant to Section 6.1 or Section 6.2 of the Product Supply Agreement, shall constitute “Authorized Supply Expenses”, except that (a) any such amounts incurred by Gilead Sub to the extent arising out of the gross negligence or intentional misconduct of Gilead Sub or any of its Affiliates shall not constitute Authorized Supply Expenses and shall be borne in full by Gilead Sub; and (b) any such amounts incurred by Gilead Sub to the extent arising out of the gross negligence or intentional misconduct of BMS or any of its Affiliates shall not constitute Authorized Supply Expenses and shall be borne by BMS.

SECTION 7

LICENSE GRANTS AND INTELLECTUAL PROPERTY

7.1 Licenses and Related Matters.

(a) Trademark Licenses and Related Matters.

(i) Subject to the terms and conditions of this Agreement, Gilead Sub hereby grants, on behalf of itself and its Affiliates, to BMS a non-exclusive, royalty-free, fully paid-up, license, with right to sublicense through multiple tiers, to use in the Territory (A) the Trademarks listed on Annex G hereto (the “Gilead Licensed Trademarks”) for the sole purposes of commercialization of the Combination Product (but not to the commercialization of the active pharmaceutical ingredients thereof individually or in combination other than in the Combination Product or other Exploitation of the Combination Product) in the Territory and (B) the name and company logo/identifiers of Gilead Sub or its applicable Affiliate(s) for use (alone or as part of the name of the MAH) on Approved Marketing Materials and the applicable Product SmPC, Labeling and Package Leaflets for the Combination Product.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(ii) Subject to the terms and conditions of this Agreement, BMS hereby grants, on behalf of itself and its Affiliates, to Gilead Sub a non-exclusive, royalty-free, fully paid-up, license, with right to sublicense through multiple tiers, to use in the Territory (A) the Trademarks listed on Annex H hereto (the “BMS Licensed Trademarks”) for the sole purposes of commercialization of the Combination Product (but not to the commercialization of the active pharmaceutical ingredients thereof individually or in combination other than in the Combination Product or other Exploitation of the Combination Product) in the Territory and (B) the name and company logo/identifiers of BMS or its applicable Affiliates(s) for use (alone or as part of the name of the MAH) on Approved Marketing Materials and the applicable Product SmPC, Labeling and Package Leaflets for the Combination Product.

(iii) Gilead Sub hereby recognizes BMS’s and its Affiliates’ right, title, and interest in and to the BMS Licensed Trademarks. Gilead Sub further recognizes that this Agreement, or use of the BMS Licensed Trademarks in connection with this Agreement, in no way confers to Gilead Sub any right, title, and interest in and to the BMS Licensed Trademarks or any other trademarks or intellectual property rights owned by BMS or any of its Affiliates, except as may otherwise be expressly provided in this Agreement. BMS hereby recognizes Gilead Sub’s and its Affiliates’ right, title, and interest in and to the Gilead Licensed Trademarks. BMS further recognizes that this Agreement, or use of the Gilead Licensed Trademarks in connection with this Agreement, in no way confers to BMS any right, title, and interest in and to the Gilead Licensed Trademarks or any other trademarks or intellectual property rights owned by Gilead Sub or any of its Affiliates, except as may otherwise be expressly provided in this Agreement.

(iv) Gilead Sub acknowledges that the goodwill generated by any use of the BMS Licensed Trademarks in connection with this Agreement will inure solely to the benefit of BMS or its applicable Affiliate. BMS acknowledges that the goodwill generated by any use of the Gilead Licensed Trademarks in connection with this Agreement will inure solely to the benefit of Gilead Sub or its applicable Affiliate.

(b) Sublicense of Gilead Commercialization Rights. Subject to the terms and conditions of this Agreement, Gilead Sub hereby grants to BMS a royalty-free, non-exclusive sublicense, with the right to sublicense through multiple tiers of sublicensees to any of its Affiliates or permitted subcontractors, under any and all licenses granted to Gilead Sub in each Commercial License Agreement (to the extent that such a sublicense is permitted to be granted under such agreement) for the sole purpose of performing BMS’s obligations hereunder and BMS’s (or its Affiliates’) obligations under the Co-Promotion Agreements and, if applicable, any BMS Product Supply Agreement.

(c) All license rights not specifically granted in this Section 7.1 are expressly reserved by each licensing Party. Any license granted in Section 7.1 may be transferred or assigned by the licensee Party only in connection with a permitted assignment of this Agreement by such Party pursuant to Section 6.5 of the Standard Terms as incorporated herein.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

7.2 Ownership of Trademarks and Related Matters.

(a) Gilead Licensed Trademarks. Gilead Sub shall have the sole right, at its sole cost and expense, to search, clear, file, register, prosecute, maintain and enforce the Gilead Licensed Trademarks. Gilead Sub shall have the sole right and option, at its sole cost and expense, to respond to any infringement with respect to any Gilead Licensed Trademark by appropriate steps, including by filing an infringement suit or taking other similar action. Gilead Sub shall also have the sole right and option not to prosecute, maintain or enforce Gilead Licensed Trademarks or take action to respond to any such infringement.

(b) BMS Licensed Trademarks. BMS shall have the sole right, at its sole cost and expense, to search, clear, file, register, prosecute, maintain and enforce the BMS Licensed Trademarks. BMS shall have the sole right and option, at its sole cost and expense, to respond to any infringement with respect to any BMS Licensed Trademark by appropriate steps, including by filing an infringement suit or taking other similar action. BMS shall also have the sole right and option not to prosecute, maintain or enforce BMS Licensed Trademarks or take action to respond to any such infringement.

(c) Combination Product Trademarks. The Parties acknowledge that the ownership of the Combination Product Trademarks (as defined in the US JV Collaboration Agreement) and any response to any infringement or potential infringement of such Trademark (and the costs and expenses associated therewith) shall be governed by the US JV Collaboration Agreement. Gilead Sub shall be solely responsible for searching, clearing, filing, registering, prosecuting and maintaining any such Trademarks in the Territory in the name of the US JV and the external, out-of-pocket expenses incurred by Gilead Sub in connection therewith shall be treated as Authorized Other Expenses hereunder.

(d) EU Combination Product Trademarks. In the event that there are any EU Combination Product Trademarks (as defined in the MAH Shareholder Agreement), the Parties shall coordinate in good faith (i) to secure from the owner(s) of such Trademarks (the ownership of which is governed by the MAH Shareholder Agreement) such licenses or other rights as are reasonably necessary to conduct the Parties’ activities hereunder and under the Co-Promotion Agreements, (ii) to allocate responsibility as between the Parties and such owner(s) for (A) the searching, clearing, filing, registering, prosecuting and maintaining any such Trademarks in the Territory and (B) any response to any infringement or potential infringement of any such Trademarks in the Territory and (iii) to allocate, as between the Parties and such owner(s), any costs with respect to any of the foregoing.

7.3 Ownership of Marketing Materials. Any Approved Marketing Materials, and any intellectual property rights with respect thereto, shall be jointly owned by the Parties; provided, that (a) except as otherwise provided in clause (b), each Party shall have the right to use the Approved Marketing Materials solely as set forth herein and (b) in the event that either Party desires to use the Approved Marketing Materials (as modified appropriately) in connection with the Marketing of the Combination Product outside the Territory, the other Party shall not unreasonably withhold or delay its consent to such use and, if such consent is granted, shall grant such licenses with respect to the Approved Marketing Materials as may be reasonably necessary

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

in connection therewith; provided, that such grant shall not be required to include any grant of any rights to use any Trademark; and, provided, further that the foregoing shall not be construed to modify the rights and obligations of the Parties or their respective Affiliates under Section 5.7 of the US JV Collaboration Agreement.

7.4 IP Expenses. In the event that Gilead Sub reimburses the US JV pursuant to any Covered Agreement for amounts incurred by or on behalf of the US JV with respect to obtaining, maintaining or enforcing any intellectual property rights, including Trademarks, that are licensed to Gilead Sub under such agreement with respect to the Territory, such amounts reimbursed by Gilead Sub shall constitute Authorized Other Expenses to extent attributable to the Territory.

SECTION 8

PAYMENTS

8.1 Authorized Expenses.

For clarity, any amounts paid or payable pursuant to this Section 8 shall be subject to adjustment pursuant to the Financial Agreement to the extent provided therein.

(a) Allocation. Gilead Sub and BMS shall each bear any Authorized Expenses in accordance with the Working Percentage for the Gilead Territory-Wide Percentage and the BMS Territory-Wide Percentage, respectively, as set forth in this Section 8.1. For the avoidance of doubt, with respect to any costs and expenses incurred by a Party in performing the Commercialization Activities or other activities hereunder, the other Party shall bear a portion of such costs and expenses pursuant to this Section 8.1 only if such costs and expenses constitute Authorized Expenses.

(b) Authorized Commercialization Expenses.

(i) Each Party shall report to the other Party, no later than ten (10) Business Days after the end of each Calendar Quarter, the Authorized Commercialization Expenses incurred by such Party during such Calendar Quarter. Such report shall specify in reasonable detail all amounts included in such Authorized Commercialization Expenses during such Calendar Quarter. All Authorized Commercialization Expenses shall be reported in Euros. For reporting purposes, any Authorized Commercialization Expenses incurred in a currency other than Euros shall be converted to Euros from the applicable currency by the incurring Party in a manner consistent with its then-current standard worldwide currency conversion methodology, as consistently applied. For the avoidance of doubt, any expenses that are reimbursable pursuant to any Co-Promotion Agreement shall not constitute Authorized Commercialization Expenses hereunder.

(ii) Authorized Commercialization Expenses shall be subject to reimbursement, as follows. Within thirty (30) days after the date on which the Authorized Commercialization Expense reports for a particular Calendar Quarter are due pursuant to Section 8.1(b)(i), the Party that has paid less than its share (based on the allocation principles set forth in Section 8.1(a)) of the aggregate Authorized Commercialization Expenses for such Calendar Quarter shall make a reconciling payment in Euros to the other Party to achieve the appropriate allocation of Authorized Commercialization Expenses as provided in Section 8.1(a).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(c) Authorized Supply Expenses. Gilead Sub shall submit an invoice to BMS, no later than ten (10) Business Days after the end of each calendar month, for an amount equal to the Working Percentage for the BMS Territory-Wide Percentage multiplied by the total amount of Authorized Supply Expenses incurred by Gilead Sub during such month. Such invoice shall specify in reasonable detail all amounts included in such Authorized Supply Expenses. All Authorized Supply Expenses shall be invoiced in United States Dollars. For invoicing purposes, any Authorized Supply Expenses incurred in a currency other than United States Dollars shall be converted to United States Dollars from the applicable currency by Gilead Sub in a manner consistent with its then-current standard worldwide currency conversion methodology, as consistently applied. BMS shall pay any invoice submitted by Gilead Sub pursuant to this Section 8.1(c) within twenty (20) days after the date on which BMS receives such invoice.

(d) Authorized Distribution Expenses. The Selling Party shall submit an invoice to the non-Selling Party, no later than ten (10) Business Days after the end of each calendar month, for an amount equal to the Working Percentage for the BMS Territory-Wide Percentage (in the case that Gilead Sub is the Selling Party in such country) or the Gilead Territory-Wide Percentage (in the case that BMS is the Selling Party in such country) multiplied by the total amount of Authorized Distribution Expenses incurred by the Selling Party (or its applicable Affiliate) during such month. Such invoice shall specify in reasonable detail all amounts included in such Authorized Distribution Expenses. All Authorized Distribution Expenses shall be invoiced in United States Dollars. For invoicing purposes, any Authorized Distribution Expenses incurred in a currency other than United States Dollars shall be converted to United States Dollars from the applicable currency by the Selling Party in a manner consistent with its then-current standard worldwide currency conversion methodology, as consistently applied. The non-Selling Party shall pay any invoice submitted by the Selling Party pursuant to this Section 8.1(d) within thirty (30) days after the date on which the non-Selling Party receives such invoice.

(e) Authorized Other Expenses.

(i) Each Party shall report to the other Party, no later than ten (10) Business Days after the end of each calendar month, any Authorized Other Expenses that are incurred during such month. Such report shall specify in reasonable detail all amounts included in such Authorized Other Expenses during such month. All Authorized Other Expenses shall be reported in Euros. For reporting purposes, any Authorized Other Expenses incurred in a currency other than Euros shall be converted to Euros from the applicable currency by the incurring Party in a manner consistent with its then-current standard worldwide currency conversion methodology, as consistently applied.

(ii) Authorized Other Expenses shall be subject to reimbursement, as follows. Within thirty (30) days after the date on which the Authorized Other Expense reports for a particular month are due pursuant to Section 8.1(e)(i), the Party that has paid less than its share (based on the allocation principles set forth in Section 8.1(a)) of the aggregate Authorized Other Expenses for such month shall make a reconciling payment in Euros to the other Party to achieve the appropriate allocation of such Authorized Other Expenses as provided in Section 8.1(a).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(f) Notwithstanding anything in this Section 8.1 to the contrary, any invoice that a Party has a right to submit to the other Party pursuant to this Section 8.1 may be submitted to such other Party by a designated Affiliate of such invoicing Party, in which case such other Party shall submit payment to such designated Affiliate.

(g) Notwithstanding anything in this Section 8.1 to the contrary, no cost or expense shall be reimbursable hereunder to the extent that it is reimbursable pursuant to the Financial Agreement, the EU Master Agreement or the MAH Shareholder Agreement.

8.2 Manufacturing Fee.

(a) BMS shall pay to Gilead Sub an amount equal to the Working Percentage (as defined in the Financial Agreement) for the BMS Territory-Wide Percentage multiplied by the Manufacturing Fee (as defined in the Product Supply Agreement) paid or payable by Gilead Sub pursuant to Section 6.2 of the Product Supply Agreement, subject to any adjustments made pursuant to the Financial Agreement. Notwithstanding the foregoing, (i) with respect to any Manufacturing Fee incurred by Gilead Sub pursuant to the Product Supply Agreement that arises out of the gross negligence or intentional misconduct of Gilead Sub or any of its Affiliates, BMS shall have no payment obligation pursuant to this Section 8.2(a), and (ii) with respect to any Manufacturing Fee incurred by Gilead Sub pursuant to the Product Supply Agreement that arises out of the gross negligence or intentional misconduct of BMS or any of its Affiliates, BMS shall pay, pursuant to this Section 8.2(a), such Manufacturing Fee in its entirety. For the avoidance of doubt, this Section 8.2 shall apply with respect to the Manufacturing Fee for any Territory Combination Product, including any such Combination Product that is Lost (as defined in the Product Supply Agreement).

(b) Unless otherwise agreed by the Parties, upon receipt of an invoice from the Supply JV pursuant to the Product Supply Agreement for any Manufacturing Fee with respect to which BMS has a corresponding payment obligation pursuant to Section 8.2(a), Gilead Sub shall invoice BMS in U.S. Dollars for the corresponding amount due under this Section 8.2. BMS shall pay any such invoice within twenty (20) days following receipt of such invoice from Gilead Sub.

8.3 Sharing of Recoveries Obtained from the Supply JV.

(a) Gilead Sub shall pay to BMS such proportion of any recoveries paid by the Supply JV to Gilead Sub pursuant to Section 5.6.2 of the Product Supply Agreement, after deduction of any out-of-pocket expenses of Gilead Sub in obtaining such recoveries from the Supply JV pursuant to the Product Supply Agreement, that corresponds to the proportion of the expenses to which such recoveries relate that were borne by BMS hereunder.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) In the event that a Party (or its applicable Affiliate) causes (during the period in which such Party (or its Affiliate) holds title to a given quantity of Territory Combination Product), due to its gross negligence or intentional misconduct, the Loss (as defined in the Product Supply Services Agreement) of any such Combination Product, then such Party shall be responsible for reimbursing the other Party (or its designated Affiliate) for the API Replacement Fee (as defined in the Product Supply Services Agreement) for the quantity(ies) of such other Party’s API(s) contained in such Lost Combination Product (which remedy shall be the sole remedy of the non-Selling Party or any of its Affiliates with respect to such Loss of API).

8.4 Other Payments. Unless otherwise agreed by the Parties, and except as otherwise provided in this Section 8, each Party promptly shall invoice the other Party for any amounts due under this Agreement in the currency in which the corresponding expense is incurred by such Party and each Party shall pay any invoice provided by the other Party pursuant to this Section 8.4 within thirty (30) days after receipt of such invoice.

8.5 Adjustment to Country-Specific Percentages Following Generic Launch. On a country-by-country basis, this Section 8.5 shall apply with respect to the Country-Specific Percentages for each Affected Country commencing as of the first Calendar Quarter following the Calendar Quarter during which the applicable Generic Version Launch occurs in such country (where the Country-Specific Percentages for the Calendar Year in which such Calendar Quarter occurs shall be calculated based on the Standard Country-Specific Percentages for the portion of such Calendar Year from its commencement through the Calendar Quarter in which such Generic Version Launch occurs and thereafter pursuant to this Section 8.5). Notwithstanding anything to the contrary herein or in any Covered Agreement, the Country-Specific Percentages for the applicable country, for all purposes under the Financial Agreement, the EU Master Agreement and any other Covered Agreement, shall be modified as follows (where any capitalized terms used in this Section 8.5 and not defined in this Agreement shall have the meaning set forth in the Financial Agreement):

(a) Country-Specific Percentage of the Affected Party for any Country in the Territory. The Country-Specific Percentage of the Affected Party with respect to the applicable Affected Country in the Territory for each Calendar Year shall equal, stated in percentage terms: a fraction, the numerator of which is (i) the [*] in such country minus (ii) the sum of (A) the [*] in such country and (B) in the event that there is a [*] with respect to such country, the Non-Affected Party’s [*]; and

the denominator of which is the Net Selling Price of the Combination Product in such country.

(b) Country-Specific Percentage of the Non-Affected Party for any Country in the Territory. The Country-Specific Percentage of the Non-Affected Party with respect to the applicable country for a given Calendar Year shall equal: one hundred percent (100%) minus the [*] with respect to such country and such Calendar Year, as determined pursuant to this Section 8.5.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(c) Generic Version Launch of Two Components. Notwithstanding the foregoing, in the event that there has been a Generic Version Launch with respect to Sustiva or Stocrin and either Viread or Emtriva, but not both (and not Truvada) in a given country, commencing as of the first Calendar Quarter following the Calendar Quarter during which the Generic Version Launch triggering this clause (c) occurs in such country the following shall apply with respect to such country:

(i) Gilead Sub’s Country-Specific Percentage shall equal the sum of (in each case stated in percentage terms):

(A) a fraction, the numerator of which equals the [*] (such product, the “Proprietary Product”) in such country, and the denominator of which equals the [*] in such country, and

(B) (1) a fraction, the numerator of which equals the [*] that is not the Proprietary Product (“Gilead Non-Proprietary Product”) and the denominator of which is the sum of such [*], multiplied by (2) a fraction, the numerator of which equals (x) the [*] in such country minus (y) the [*], and the denominator of which equals the [*] in such country; provided, that if any [*] described in clause (1) is not available, the fraction in clause (1) shall equal [*]. For purposes of clause (1) of this Section 8.5(c)(i)(B), the [*]

By way of illustration, in the event that the Proprietary Product is Viread (and the foregoing proviso does not apply), Gilead Sub’s Country-Specific Percentage would be equal to the sum of:

[*]

(ii) BMS’s Country-Specific Percentage shall equal one hundred percent (100%) minus [*], as determined pursuant to the foregoing clause (i).

(d) Generic Version Launch of Three Components. Notwithstanding the foregoing, in the event that there has been a Generic Version Launch with respect to Sustiva or Stocrin, as applicable, and both Single Agent Products of Gilead Sub (or Truvada) in a given Affected Country, with respect to such country, the Parties shall negotiate in good faith the appropriate adjustments to the Country-Specific Percentages for the applicable Affected Country for the period commencing as of the first Calendar Quarter following the Calendar Quarter during which the Generic Version Launch triggering this clause (d) occurs in such country.

(e) Effect of Modifications. For the avoidance of doubt, the Working Percentages (as defined in the Financial Agreement) with respect to the Country-Specific Percentages, and any calculations to be made hereunder or under the EU Master Agreement or any Covered Agreement using Country-Specific Percentages (or such Working Percentages), including the calculation of any applicable Transfer Price or the Interim Transfer Price, shall be adjusted to reflect any modifications to the Country-Specific Percentages pursuant to this Section 8.5. Each Party shall, and shall cause its Affiliates to, be bound by any such adjustments.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

8.6 Payment Terms. Except as otherwise agreed by the Parties, all payments hereunder to a Party shall be made by wire transfer or electronic funds transfer to such bank account as the payee Party may designate from time to time by notice to the payor Party. Any amounts due hereunder shall be paid in the currency in which such amounts are invoiced.

8.7 Interest. Interest on any payments due and owing pursuant to this Agreement that are not timely made shall accrue from the date such payments are due at the lesser of (i) an annual rate equal to the sum of (a) the prime rate of interest in force on the date the payment is due as published in The Wall Street Journal (Eastern United States Edition) (in the case of payments to be made in United States dollars) or the European Central Bank main refinancing rate (as published in the Central Bank and Financial Services Authority for Ireland website www.centralbank.ie) (in the case of payments to be made in any currency other than United States dollars) and (b) three hundred (300) basis points and (ii) the maximum rate of interest permissible under Applicable Law.

8.8 Taxes. Each Party shall be responsible for any and all sales, use, excise, value added, goods and services and similar taxes and charges imposed with respect to any payments to such Party by the other Party pursuant to this Section 8, provided that each Party shall be responsible for any taxes (including any such taxes imposed by way of withholding) in the nature of income or franchise taxes or based on or measured by gross or net income imposed with respect to its income. Each Party shall pay any and all withholding taxes or similar charges imposed by any governmental unit that are required to be withheld from any amounts due to the Party to be paid pursuant to this Section 8 to the proper taxing authority, and proof of payment of such taxes or charges shall be secured and sent to such Party as evidence of such payment. All amounts paid by a Party pursuant to the immediately preceding sentence with respect to taxes for which the other Party is responsible pursuant to the first sentence of this Section 8.8 shall be paid for the account of such other Party and deducted from the amounts due from the paying Party to such other Party pursuant to this Section 8.

8.9 Royalty Payments to Third Parties.

(a) If a Patent of any Third Party is or would be infringed or any such Person’s trade secrets are or would be misappropriated solely as a direct result of the incorporation of TDF, FTC or both TDF and FTC in the Combination Product, then Gilead Sub shall be solely responsible for any royalty, license fee or other payment obligation to such Person (which shall not qualify as an Authorized Expense) in connection with any such infringement or misappropriation in connection with the Manufacture of Territory Combination Product (or the TDF or FTC included therein) or any Commercialization Activities or other activities conducted hereunder or under any Co-Promotion Agreement. If a Patent of any Third Party is or would be infringed or any such Person’s trade secrets are or would be misappropriated solely as a direct result of the incorporation of EFV in the Combination Product, then BMS shall be solely responsible for any royalty, license fee or other payment obligation to such Person (which shall not qualify as an Authorized Expense) in connection with any such infringement or misappropriation in connection with the Manufacture of Territory Combination Product (or the EFV included therein) or any Commercialization Activities or other activities conducted hereunder or under any Co-Promotion Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) All royalty, license fee or other payments by Gilead Sub or BMS (or any of their respective Affiliates), other than those covered by Section 8.9(a), to any Third Party (other than to the extent comprising Losses (as defined in the EU Master Agreement) covered by Section 3 of the EU Master Agreement) in connection with licenses granted to any Party or any of its Affiliates under any Patents or trade secrets owned or controlled by any Third Party that are reasonably necessary for (i) the performance of either Party’s obligations under this Agreement or any Co-Promotion Agreement or (ii) the Manufacture of Territory Combination Product, in each case ((i) and (ii)), shall constitute Authorized Commercialization Expenses. For the avoidance of doubt, no royalty, licensee fee or other payment by BMS (or any of its Affiliates) pursuant to the EFV License Agreement shall constitute Authorized Commercialization Expenses.

(c) Notwithstanding Section 8.9(b), the royalties, license fees or other payments described therein shall constitute Authorized Commercialization Expenses solely to the extent that (i) with respect to any license agreement existing as of the Effective Date, the Party that is a party to the applicable license agreement has notified the other Party, on or before the Effective Date, of the obligation to pay such royalty, license fee or other payment in connection with the foregoing activities, (ii) with respect to any license agreement not covered by clause (i), the Party has conferred with the other Party prior to entering into such license agreement and has obtained the other Party’s consent to the applicable terms of such agreement and (iii) in the event that any such fee or payment is not attributable solely to the foregoing activities (e.g., it covers not only the Exploitation of Territory Combination Product, but also the Exploitation of any other product(s) or Combination Product other than Territory Combination Product), the Parties shall negotiate in good faith an appropriate manner of apportionment). In the event that a Party denies its consent pursuant to the foregoing clause (ii) with respect to a given license agreement and, as a result, the royalties, license fees or other payments incurred by the other Party pursuant to such Agreement are excluded from Authorized Commercialization Expenses and such first Party and its Affiliates are not licensed under such agreement, then, notwithstanding Section 3.5(c) of the EU Master Agreement, such unlicensed Party shall be responsible, as between Gilead Sub (and its Affiliates) and BMS (and its Affiliates), for any Losses (as defined in the EU Master Agreement) that would be borne (in the absence of application of this sentence) by the Parties (or their applicable respective Affiliates) pursuant to Section 3.5(c) of the EU Master Agreement, to the extent that such Losses would not have arisen if such unlicensed Party had been licensed under such license agreement.

(d) Nothing herein shall be construed to prevent either Party or any of its Affiliates from entering into any license agreement with respect to the Combination Product or otherwise; provided, however, that in the event that a Party desires to enter into such a license agreement with respect to the Combination Product, such Party shall notify the other Party. If following such notification, the Parties mutually agree to coordinate with respect to entering into such a license agreement and the negotiations with respect thereto, the Parties shall coordinate in good faith with regard to the foregoing.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

SECTION 9

TERRITORY COMBINATION PRODUCT RECALLS

Each Party acknowledges that any determinations with respect to any product disposal, recall or withdrawal of Territory Combination Product that are made pursuant to the MAH Shareholder Agreement or any other applicable Covered Agreement are binding on the Parties and that any expenses with respect to any of the foregoing are allocated between the Parties (and their respective Affiliates) as set forth in the MAH Shareholder Agreement.

SECTION 10

REPRESENTATIONS AND WARRANTIES

10.1 Generally. Each Party represents and warrants to the other Party that: (a) it is not aware of any pending or threatened litigation (and has not received any communication) that alleges that such Party’s activities related to this Agreement or any Co-Promotion Agreement have violated, or that by conducting the activities as contemplated in this Agreement or any Co-Promotion Agreement such Party would violate, any of the intellectual property rights of any other Person (after giving effect to the license grants in this Agreement), and (b) such Party has the right to grant the licenses granted by such Party to the other Party hereunder, and has not, prior to the Effective Date, made a grant to any other Person of any right or license that would conflict with any grant of rights or licenses granted by such Party to the other Party hereunder.

10.2 Relationship to Standard Terms. The representations and warranties set forth in Section 10.1 shall be without limitation of the representations, warranties and covenants set forth in the Standard Terms.

SECTION 11

LIMITATIONS ON LIABILITY AND RELATED MATTERS

11.1 Limits on Liability. Notwithstanding anything herein to the contrary, and without limitation of any liability limitation set forth in the Standard Terms or herein or any indemnity obligation set forth in the EU Master Agreement, (a) with respect to any losses resulting from any breach by Gilead Sub of any representation or covenant hereunder, to the extent such losses arise out of any corresponding breach by the Supply JV of any representation or covenant under the Product Supply Agreement, the liability, if any, of Gilead Sub to BMS hereunder [*] for such losses (less any reasonable, out-of-pocket expenses of Gilead Sub in obtaining such compensation from the Supply JV thereunder) and (b) with respect to losses other than those covered by the foregoing clause (a), a Party shall be liable hereunder with respect to losses of the other Party (other than Losses as defined in the EU Master Agreement) [*] by such Party or its Affiliates or subcontractors.

11.2 Exceptions to Standard Terms Limitations. Notwithstanding Section 4.3 of the Standard Terms as incorporated herein, the Parties shall be liable to each other for [*], if applicable, in connection with any breach of Section 4.1, the Pricing Rules or the Discount Rules, provided that such breach arises out of acts or omissions constituting gross negligence or intentional misconduct.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

11.3 Relationship to EU Master Agreement. Nothing in this Section 11 is intended to, or shall operate to limit, a Party’s (or its Affiliates’) rights to indemnification or obligations of indemnity under any other agreement, including the EU Master Agreement, and for clarity, “losses” as used in Section 11.1 shall not be construed to include losses arising from Third Party Claims (as defined in the EU Master Agreement).

SECTION 12

TERM AND TERMINATION

12.1 Term. The term of this Agreement (“Term”) shall commence as of the Effective Date and shall continue until the expiration of the last to expire Patent which affords market exclusivity in the Territory with respect to the Combination Product or any component thereof unless earlier terminated pursuant to this Section 12 or the Standard Terms as incorporated herein.

12.2 Voluntary Termination. Without limitation of the bases for termination set forth in the Standard Terms, either Party (the “Terminating Party”) may terminate this Agreement in its entirety by written notice to the other Party (the “Continuing Party”), which termination shall be effective on the later of (a) the last day of the second (2nd) Calendar Quarter after the Calendar Quarter in which such notice is delivered to the other Party and (b) [*]. In the event that, at least ninety (90) days prior to the date on which such termination would become effective (in the absence of application of this sentence), the other Party provides written notice to the Terminating Party indicating that such other Party does not desire to continue to commercialize the Combination Product in the Territory, the effective date of such termination shall be, notwithstanding the foregoing, the earlier of (i) the date on which the Territory Combination Product is withdrawn in each country in the Territory and (ii) if the Combination Product is licensed to a Third Party for distribution in the Territory, the date on which such Third Party assumes such distribution. Further, in the case in which a notice is provided pursuant to the immediately preceding sentence, the Parties shall coordinate to seek any required approvals to withdraw the Territory Combination Product in each country in the Territory and, provided that any such approvals are obtained, to withdraw the Territory Combination Product in all countries in the Territory or, if mutually agreed by the Parties, to license the Combination Product to a Third Party. In the case of any such withdrawal or licensing to a Third Party, the Parties shall negotiate in good faith appropriate wind-down provisions in connection therewith (and Section 12.3(b) shall apply solely to the extent applicable). For clarity, termination of this Agreement does not automatically terminate any other Covered Agreement (other than the Co-Promotion Agreements) but may entitle a Party or its Affiliates to terminate one or more of such other Covered Agreements pursuant to their terms (including the Standard Terms as incorporate therein).

12.3 Consequences of Expiration or Termination.

(a) Expiration or Termination Pursuant to the Standard Terms. Upon expiration of this Agreement or termination of this Agreement pursuant to the Standard Terms, the provisions of this Section 12.3(a) shall apply. The license grants in Section 7 to a Party shall survive only to the extent necessary to enable such Party to perform any obligations hereunder

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

that survive such termination. No later than thirty (30) days after the date of such expiration or termination, each Party shall make arrangements for, at the election of the other Party, either the return or disposal of any Confidential Information of the other Party, whether such Confidential Information is in tangible or intangible form (except for one (1) copy which may be retained solely for archival purposes); provided, however, that the foregoing shall not apply with respect to any such Confidential Information to the extent that this Agreement or any other binding agreement between the Parties (or their respective Affiliates) expressly provides that the Returning Party retains the right to use such Confidential Information (e.g., in the case of a surviving license) following such termination. Further, with respect to any termination of this Agreement pursuant to the Standard Terms, the Parties shall coordinate in good faith to ensure an appropriate wind down of the activities conducted under this Agreement.

(b) Consequences in the Case of Voluntary Termination. Upon termination of this Agreement pursuant to Section 12.2, the provisions of this Section 12.3(b) shall apply:

(i) The license grants in Section 7 from the Terminating Party to the Continuing Party shall survive only to the extent necessary to enable the Continuing Party to identify the Terminating Party on the applicable Product SmPC, Labeling and Package Leaflets for the Combination Product to the extent required by Applicable Law.

(ii) The Continuing Party shall pay to the Terminating Party such amounts as are determined pursuant to the formula set forth in Annex I on the dates specified therein. Each such payment shall be accompanied by a written report, providing a detailed breakdown of the calculation of amounts paid for the relevant period. For the avoidance of doubt, Sections 8.6 through 8.9 shall apply to any such payments.

(iii) The Terminating Party, at its own election (of which it shall promptly notify the Continuing Party in writing), shall (pursuant to a license or supply agreement containing the following terms and any other terms upon which the Parties mutually agree) either (A) enable the Continuing Party to Manufacture quantities of the API(s) of the Terminating Party for use in the Manufacture of the Combination Product for distribution in the Territory, in which event the Terminating Party shall (1) automatically be deemed to grant a royalty-free, exclusive (as to the Combination Product, but not any other product) license to the Continuing Party (or its Third Party designee, which shall be reasonably acceptable to the Terminating Party) (x) under the Terminating Party’s Patents covering such Manufacture and Information and Inventions used in such Manufacture by or on behalf of the Terminating Party, to Manufacture such API(s) for use in the Manufacture of the Combination Product for distribution in the Territory, and (y) under the Terminating Party’s Patents covering the composition or use of such API(s), to sell or otherwise distribute such API(s) (for inclusion in such Combination Product or as included in such Combination Product) in such country, which license shall be sublicensable to any Third Party distributor of such Party or any of its Affiliates, and (2) provide reasonable technical assistance to such Continuing Party or Third Party designee (which choice of recipient shall be subject to the prior approval of the Terminating Party, such approval not to be unreasonably withheld or delayed), at the Continuing Party’s expense on the Terminating Party’s then-current standard terms and conditions; or (B) continue to supply to the Supply JV (or, at the election of the Continuing Party, a designee of the Continuing Party) on a non-exclusive basis such

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

quantities of such API(s) as such Continuing Party may request for Manufacture of the Combination Product for distribution in the Territory, at a transfer price of such supply equal to [*] of the Cost of Goods of such API. Notwithstanding the foregoing, the Terminating Party may elect to cease the Manufacture of such API(s) or to terminate the supply arrangement referred to in the foregoing clause (B), in which case the Terminating Party shall (x) give the Continuing Party at least twelve (12) months’ written notice prior to ceasing such Manufacture or otherwise terminating such agreement unless the Continuing Party obtains an alternate source for the supply of such API(s) in which case the Terminating Party may cease Manufacture upon the Continuing Party obtaining such alternate supply of API(s), (y) grant to the Continuing Party the license described in clause (A)(1) above, and (z) provide to the Continuing Party the technical assistance described in clause (A)(2) above. Further, in event that, as an initial matter, the Terminating Party elects to proceed under the foregoing clause (A) rather than clause (B), the Terminating Party shall supply its API(s) for use in the Manufacture of the Combination Product for distribution in the Territory at a transfer price of such supply equal to [*] of the Cost of Goods of such API(s) unless and until the Terminating Party has performed its obligations under clause (A) and the Continuing Party has secured a source of supply of such API(s) (and any necessary regulatory approvals have been obtained with respect to such source of supply), provided that the Continuing Party is using diligent efforts to secure such source of supply and such approvals. In the event that the Terminating Party and the Supply JV or designee of the Continuing Party enter into a supply arrangement for API(s) pursuant to the first sentence of this Section 12.3(b)(iii), and thereafter the Supply JV or such designee, as the case may be, desires to terminate such supply arrangement (without receiving from the Terminating Party the license described in clause (A)(1) above or the technical assistance described in clause (A)(2) above), the Continuing Party shall provide twelve (12) months’ written notice thereof to the Terminating Party.

(iv) Except to the extent necessary to enable the Continuing Party to identify the Terminating Party (or its applicable Affiliate) on the applicable Product SmPC, Labeling and Package Leaflets for the Combination Product to the extent required by Applicable Law, the Continuing Party shall not (and shall cause its Affiliates not to) use the Trademark or name of the Terminating Party (or any of its Affiliates) (A) on any labeling, packaging and advertising materials for the Combination Product in the Territory or (B) otherwise in connection with the Continuing Party’s business with respect to the Combination Product in the Territory.

(v) The Terminating Party shall promptly (and in any event within thirty (30) days thereafter) make arrangements for the return or disposal, at the Continuing Party’s option, of any Confidential Information, in tangible or intangible form, except for (x) one (1) copy which may be retained solely for archival purposes and (y) Confidential Information relating to any surviving licenses and other rights pursuant to any Covered Agreement.

(vi) For the avoidance of doubt, the pricing and other provisions contained in Section 4, the Pricing Rules and the Discount Rules shall terminate.

12.4 Accrued Rights; Survival.

(a) Termination or expiration of this Agreement shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) Without limiting anything contained in Section 12.3, in the event of any expiration or termination of this Agreement for any reason, this Section 12.4 and Sections 3.6, 4.4, 5.9, 5.11, 6.3, 7.2, 7.3, 8 (except Section 8.5), 9, 10, 11, 12.3 and 13 (except 13.4) shall survive such expiration or termination; provided, however, that Section 5.9, Section 6.3, Section 8.1, Section 8.2, and Section 8.9(b) shall survive solely to the extent that the applicable expenses (or in the case of Section 8.9(b), royalties, license fees or other payments) were incurred in connection with activities, including Manufacturing, performed prior to the date of expiration or termination of this Agreement.

SECTION 13

MISCELLANEOUS

13.1 Standard Terms. The Standard Terms are hereby incorporated herein.

13.2 Assignment; Subcontracting.

(a) In the event that, with respect to a Party, there is a sale of substantially all of the assets of such Party and its Affiliates to which the Covered Agreements, collectively, relate or a change of control of such Party’s Parent (such Party, the “Transferring Party”, and such event, a “Change of Control”), without limitation of Section 6.5 of the Standard Terms as incorporated herein, the Transferring Party shall give the other Party written notice thereof within ten (10) days, identifying the purchaser, acquirer or surviving entity (the “Third Party Acquirer”), as the case may be. If immediately prior to such Change of Control, such Third Party Acquirer is marketing in the Territory a Competing Product that was commercially available as of the Effective Date, then, upon written notice from the other Party, at its election, to the Transferring Party within thirty (30) days of such other Party’s receiving written notice of such Change of Control, such Third Party Acquirer shall have six (6) months to divest any such Competing Product. If such Third Party Acquirer fails to complete a timely divestiture of such Competing Product: (i) the performance obligations (other than payment obligations and related financial reporting obligations) of the Parties under this Agreement shall terminate, except to the extent of those minimum obligations reasonably required for Gilead Sub (or its applicable Affiliate) to sell the Combination Product in the Territory and to perform its obligations with respect to pricing with respect to the Combination Product as set forth in Section 4.1 and the Pricing Rules and the Discount Rules (as modified by Section 4.3, if applicable), (ii) the Commercialization Plan and Commercialization Budget shall terminate, (iii) each Co-Promotion Agreement shall terminate as set forth in such agreement, (iv) each Party shall have the right to Promote, Market and otherwise commercialize (but, in the case of BMS, not to sell or otherwise distribute) the Combination Product in the Territory without coordination with the other Party under this Agreement (including without any obligation to reach agreement on Marketing materials); provided that each Party shall ensure that its Marketing materials with respect to the Combination Product in the Territory comply with Applicable Law and, without limitation of the foregoing, shall be consistent with applicable Product SmPC, Labeling and Package Leaflets, and (v) Gilead Sub shall prepare and submit to the Supply JV any and all Forecasts and Orders, along with any required Supporting Data, in its sole discretion.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(b) Either Party may subcontract the performance of its obligations hereunder, including any Commercialization Activities assigned to it under the Commercialization Plan; provided, however, that the subcontracting Party shall oversee the performance by its subcontractors of such subcontracted activities in a manner that would be reasonably expected to result in their timely and successful completion and shall remain responsible for the performance of such activities and, to the extent applicable, the Commercialization Plan. Notwithstanding the foregoing, neither Gilead Sub nor BMS may engage any subcontractor, including any contract sales organization, to perform any Details of the Combination Product in the Territory; provided, however, that, subject to Section 5.1, the conduct of Details by a Third Party Distributor consistent with the arrangements entered into with such Third Party Distributor by one or both of the Parties pursuant to this Agreement shall be permitted.

13.3 Employees. The Parties agree that, as between the Parties, all actions taken or omitted to be taken by any employee of a Party (or any of its Affiliates) in his or her capacity as a member of any committee established pursuant to this Agreement or any Co-Promotion Agreement, and all other actions taken or omitted to be taken by any employee of a Party (or any of its Affiliates) with respect to the Commercialization Activities and any other activities conducted hereunder or under any Co-Promotion Agreement, shall be attributed only to such Party.

13.4 Nonsolicitation of Employees. During the Term, each Party agrees that neither it nor any of its Affiliates that participates in or is responsible for the commercialization of the Combination Product pursuant to this Agreement shall recruit, solicit or induce any employee of the other Party’s, or any of its Affiliates’, HIV/Virology sales force (including any manager) or any HIV/Virology marketing or medical personnel employed in the Territory to terminate his or her employment with such other Party or its Affiliate and become employed by or consult for such other Party or its Affiliate, whether or not such employee is a full-time employee of such other Party or its Affiliate, and whether or not such employment is pursuant to a written agreement or is at-will. For purposes of the foregoing, “recruit,” “solicit” or “induce” shall not be deemed to mean (a) general solicitations by Third Party placement specialists or firms (e.g., headhunters) or (b) other general solicitations of employment (including responses to general advertisements), in each case ((a) and (b)) not specifically targeted at employees of a Party or any of its Affiliates.

13.5 Notice. The “Notice Address” for each Party is as follows:

if to Gilead Sub, to:

John F. Milligan, Ph.D, Chief Operating Officer

Gilead Sciences Limited

333 Lakeside Drive Foster City, CA 94404

Facsimile No.: [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

with copies to:

Gregg H. Alton, Esq.

Senior Vice President and General Counsel

Gilead Sciences Limited

333 Lakeside Drive

Foster City, CA 94404

Facsimile No.: [*]

and:

Julie O’Neill, General Manager

Gilead Sciences Limited

Unit 13 Stillorgan Industrial Park

Blackrock, Co. Dublin, Ireland

Facsimile No.: [*]

and:

Monica Viziano, Director, Project Management

Gilead Sciences Limited

333 Lakeside Drive

Foster City, CA 94404

Facsimile No.: [*]

and:

Covington & Burling LLP

One Front Street

San Francisco, CA 94111

Attn: James C. Snipes, Esq.

if to BMS, to:

Bristol-Myers Squibb

3 rue Joseph Monnier

Rueil Malmaison, France 92500

Attn: Sr. VP Europe Marketing & Brand Commercialization

Facsimile No.: [*]

with a copy to:

Bristol-Myers Squibb Company

Route 206 and Province Line Road

Princeton, NJ 08540 USA

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Attn:  Vice President and Senior Counsel,

            Corporate and Business Development

Facsimile No.: [*]

and:

Frank Kuchma, Director, Alliance Management

Bristol-Myers Squibb Company

Route 206 and Province Line Road

Princeton, NJ 08543 USA

13.6 Public Announcements. The following shall constitute a “Restricted Matter,” and as such shall be subject to Section 2.2 of the Standard Terms: any matter concerning this Agreement or its subject matter.

13.7 Entire Agreement. This Agreement, together with the Annexes attached hereto, the EU Master Agreement and any other Existing Covered Agreements (as defined in the EU Master Agreement) to which the Parties are parties that set forth rights or obligations of the Parties with respect to the subject matter of this Agreement shall constitute, on and as of the Effective Date, the entire agreement of the Parties with respect to the subject matter of this Agreement, and all prior or contemporaneous understandings or agreements (other than the foregoing agreements), whether written or oral, between the Parties with respect to such subject matter are hereby superseded in their entireties, including the Interim Agreement and the Interim Manufacturing Agreement (and the Parties shall, or shall cause their respective applicable Affiliates to, terminate the Interim Agreement).

[Signature Pages Follow]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

IN WITNESS WHEREOF, the Parties have caused this Commercialization Agreement to be duly executed and delivered as of the date first above written.

SIGNED for and on behalf of Gilead Sciences Limited

/s/ John F. Milligan	December 10, 2007
John F. Milligan, Ph.D	Date
Chief Operating Officer

SIGNATURE PAGE TO COMMERCIALIZATION AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

SIGNED for and on behalf of Bristol-Myers Squibb Company

/s/ Graham Brazier	December 10, 2007
Graham Brazier	Date
Vice President and Head of Business Development

SIGNATURE PAGE TO COMMERCIALIZATION AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

List of Annexes

Annex A	Cost of Goods

Annex B	Initial EUOC Members and Initial Alliance Managers

Annex C	Pricing Rules and Discount Rules

Annex D	Form of Co-Promotion Agreement

Annex E	Distribution Terms

Annex F	Initial Commercialization Plan and Initial Commercialization Budget

Annex G	Gilead Licensed Trademarks

Annex H	BMS Licensed Trademarks

Annex I	Voluntary Termination Compensation Formula

Annex J	Initial Launch Period Commitments

Annex K	Forecast Principles and Supporting Data

Annex L	Territory A Countries

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex A

Cost of Goods

“Cost of Goods” shall mean, with respect to the applicable API, the amount equal to the sum (expressed in U.S. Dollars per kilogram of the applicable API) of [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

A-1

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex B

Initial EUOC Members and Initial Alliance Managers

Gilead EUOC Members:

[*]

[*]

[*]

[*]

Gilead Alliance Manager:

[*]

BMS EUOC Members:

[*]

[*]

[*]

[*]

BMS Alliance Manager:

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

B-1

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex C

Pricing Rules and Discount Rules

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

C-1

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex D

Form of Co-Promotion Agreement

[*]

[Omitted]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

D-1

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex E

Distribution Terms

Capitalized terms used in this Annex and not defined herein shall have the meaning set forth in the agreement to which this Annex is attached (the “Agreement”). Section references used in this Annex shall refer to Sections in the Agreement except as otherwise provided. The terms set forth in this Annex shall apply solely (a) in the case of Gilead Sub as the Selling Party, with respect to Territory Combination Product intended for distribution in the Co-Promote Territory or any other country in Territory A for which Gilead Sub has been designated as the Selling Party pursuant to the Agreement, from and after the date on which the Supply JV transfers title to such Combination Product to Gilead Sub pursuant to the Product Supply Agreement or (b) in the case of BMS as the Selling Party, with respect to Territory Combination Product intended for distribution in any country in Territory A for which BMS has been designated as the Selling Party pursuant to the Agreement, from and after the date on which Gilead Sub transfers title to such Combination Product to BMS or its applicable Affiliate pursuant to the BMS Product Supply Agreement(s). For purposes of this Annex, a Third Party Distributor shall not constitute a Distribution Subcontractor unless mutually agreed by the Parties in writing; provided, that each Party shall cause its Third Party Distributors to be subject to obligations with respect to its distribution of Territory Combination Product that are substantially similar to the obligations of the Selling Party set forth in this Annex E.

“Distribution Subcontractor” shall mean any Third Party subcontractor that performs storage, warehousing, shipping or other distribution activities on behalf of a Selling Party (or its Affiliates) (acting in such capacity) under the Agreement; provided that such Distribution Subcontractor does not take title to such Combination Product. For the avoidance of doubt, neither a Contract Manufacturer nor a Third Party Distributor shall be deemed to be a Distribution Subcontractor and a Distribution Subcontractor shall not be deemed to be a Contract Manufacturer or a Third Party Distributor.

“Material Safety Data Sheet” shall have the meaning set forth in the Product Supply Agreement.

“Quality Agreement” shall have the meaning set forth in the Product Supply Services Agreement.

“Selling Party Products” shall mean the Selling Party’s (or its Affiliates’) own products for the treatment of HIV infection in adult humans. For the avoidance of doubt, the Combination Product is not a Selling Party Product.

1. General. The Selling Party with respect to a given country in the Territory shall (a) be the exclusive distributor of Combination Product in such country and (b) perform or cause to be performed activities as are reasonably required to distribute Combination Product in such country (any such activities, the “Distribution Activities”), including inventory management and control, warehousing and storage, order filling, invoicing, collection of sales proceeds, determination and processing of charge-backs and rebates, preparation of sales records and reports, customer relations and services, and handling of returns.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

2. Inventory Management and Control.

(a) The Selling Party shall, or shall cause an Affiliate of the Selling Party or a Distribution Subcontractor to, receive Territory Combination Product inventory (i) in the case of Gilead Sub as the Selling Party, directly from the Contract Manufacturer (as defined in the Product Supply Services Agreement) or (ii) in the case of BMS as the Selling Party, as specified in the BMS Product Supply Agreement(s). Prior to distributing any quantity of Territory Combination Product, the Selling Party shall, or shall cause an Affiliate of the Selling Party or a Distribution Subcontractor to, ensure that it has the proper certificate of analysis and other appropriate documentation with respect to such Combination Product as required by Applicable Law, including GMP.

(b) The Selling Party shall, or shall cause an Affiliate of the Selling Party or a Distribution Subcontractor to, (i) monitor Territory Combination Product inventory for products that are short-dated and out-dated, as determined in accordance with the Selling Party’s standard operating procedures (“SOPs”) and GMP, and (ii) withhold any such product from use and ensure its proper destruction.

(c) The Selling Party shall, or shall cause an Affiliate of the Selling Party or a Distribution Subcontractor to, perform a periodic stock reconciliation by comparing the actual and recorded quantities of Territory Combination Product. If there are any significant stock discrepancies, the Selling Party shall promptly notify the non-Selling Party and shall investigate any such discrepancies. The non-Selling Party shall have the right to participate in the investigation made by the Selling Party with respect to such discrepancies, upon written request made promptly after receiving notice of any discrepancy.

3. Warehousing and Storage.

(a) The Selling Party shall, or shall cause an Affiliate of the Selling Party or a Distribution Subcontractor to, maintain temperature, humidity (if applicable) and other environmental controls in compliance with storage requirements listed on the labeling of Territory Combination Product and the Material Safety Data Sheet for the Combination Product. The Selling Party shall, or shall cause an Affiliate of the Selling Party or a Distribution Subcontractor to, ensure that Territory Combination Product is received, stored, segregated, and distributed in compliance with Applicable Law and quality, storage and distribution requirements referred to in the Material Safety Data Sheet.

(b) The Selling Party shall, or shall cause an Affiliate of the Selling Party or a Distribution Subcontractor to, maintain premises and control systems that provide a commercially reasonable level of security against the theft or alteration of Territory Combination Product. The Selling Party shall, or shall cause an Affiliate of the Selling Party or a Distribution Subcontractor to, maintain, or cause to be maintained, a clean environment, pest control program, and any other deterrent measure normally utilized by the Selling Party to provide a commercially reasonable level of contamination prevention for Territory Combination Product.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

(c) The Selling Party shall, or shall cause an Affiliate of the Selling Party or a Distribution Subcontractor to, perform receipt and inspection of all incoming shipments to confirm item(s), quantity and suitability (as may reasonably be determined by such receipt and inspection) before authorizing such shipments for approval for distribution. The Selling Party shall notify the non-Selling Party promptly in the event of any deviation(s) with respect to such shipments that requires an investigation (as well as the results of such investigation) pursuant to the Selling Party’s SOPs, Applicable Law and any applicable Covered Agreement. The Selling Party shall keep or cause to be kept appropriate reconciliation records of the receipts with respect to such shipments.

(d) Without limitation of its obligations under any Covered Agreement with respect to product recalls or withdrawals, the Selling Party shall ensure that a system is in place to immediately withhold released quantities of Territory Combination Product from shipment when notified to do so by or on behalf of the MAH.

(e) The Selling Party shall, or shall cause an Affiliate of the Selling Party or a Distribution Subcontractor to, investigate and prepare an incident report for damage to any significant quantity of Territory Combination Product that occurs under its, its Distribution Subcontractor’s or its Affiliate’s control. The Selling Party shall make available to the non-Selling Party pursuant to Section 9(a) of this Annex, or pursuant to the non-Selling Party’s reasonable request, such incident reports indicating the cause of such damage and shall propose an action plan and corrective measures needed in order to avoid reoccurrence of any such incident resulting in damage to significant quantities of Territory Combination Product.

4. Order Filling.

(a) The Selling Party shall receive orders for Territory Combination Product through means used by the Selling Party for the Selling Party Products. The Selling Party may reject an order for Territory Combination Product only if such rejection is reasonable under the circumstances.

(b) The Selling Party shall distribute Territory Combination Product according to the shipping orders received based on remaining shelf life as reflected on the product label (i.e., inventory with the shortest remaining shelf life shall be shipped first), and only in the quantities and to those markets within the Territory indicated in the applicable shipping orders. A picking order shall be created only against an existing shipping order. The Selling Party shall perform appropriate checks before a picking order can be shipped and shall follow the Selling Party’s SOPs and Applicable Law in conducting such checks.

(c) The Selling Party shall transport, or cause to be transported, all quantities of Territory Combination Product to Customers, its Affiliates and its Distribution Subcontractors in a manner that provides commercially reasonable protection of product integrity and maintenance of the applicable storage conditions.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

5. Purchase of Combination Product by Customers.

(a) The Selling Party (or its applicable Affiliate) shall invoice the Customer for Territory Combination Product upon delivery of such Combination Product to the Customer. Such invoices shall be inclusive of any applicable taxes.

(b) For each order of Territory Combination Product shipped pursuant to the Agreement, the Selling Party shall, or shall cause its applicable Affiliate or a Distribution Subcontractor to, be responsible for collecting payment from the applicable Customer pursuant to the invoice delivered by the Selling Party and shall otherwise manage the receivable resulting from such order using the same collection procedures and efforts applicable to the Selling Party Products.

6. Customer Relations and Services. The Selling Party shall, or shall cause an Affiliate of the Selling Party or a Distribution Subcontractor to, provide customer relations services with respect to Combination Product sales in the Territory. Such services shall consist of handling incoming customer calls and documenting and resolving customer complaints in accordance with the Selling Party’s SOPs for the Selling Party Products.

7. Returns. The Selling Party shall, or shall cause an Affiliate of the Selling Party or a Distribution Subcontractor to, accept and process Territory Combination Product returns in accordance with the Selling Party’s return policy for the Selling Party Products.

8. Records Retention. The Selling Party shall, or shall cause an Affiliate of the Selling Party or a Distribution Subcontractor to, retain all records relating to the performance of Distribution Activities (including records of receipt, storage, picking, shipping, and environmental controls) for at least the duration of the applicable Combination Product’s labeled shelf life plus one (1) year, but in all cases for not less than the periods required by the Selling Party’s record retention policies. The Selling Party shall retain all records of any disposal of Territory Combination Product by or on behalf of the Selling Party (or its Affiliates) in accordance with the Selling Party’s record retention policies, unless Applicable Law dictates otherwise in which case such records will be kept in accordance with Applicable Law. Subject to the preceding provisions of this Section 8, the non-Selling Party shall have access to the original documents pursuant to Section 9 of this Annex.

9. Inspection of Facilities; Certain Regulatory Matters.

(a) During the Term, the non-Selling Party shall have the right to visit the facilities used in the performance of Distribution Activities once per Calendar Year during normal business hours upon reasonable prior notice to the Selling Party, its applicable Affiliate or its applicable Distribution Subcontractor, as appropriate; provided that (i) the visit does not unreasonably interfere with the operations at the applicable facility and (ii) if the visit requires access to the facilities of a Distribution Subcontractor, the non-Selling Party must obtain such Distribution Subcontractor’s consent with the reasonable assistance of the Selling Party. In

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

addition, during the Term, the non-Selling Party shall have the right to conduct a “For Cause” audit at any time, when requested as a reasonable response to any audit notice or inquiry regarding Territory Combination Product by any Regulatory Authority, an unresolved deviation in relation to the performance of Distribution Activities, or customer complaints or Adverse Events (as defined in the SDEA) regarding Territory Combination Product. During any such visit or audit, the non-Selling Party shall have the right to inspect and audit the Selling Party’s quality system, materials management, records, and facilities for the purpose of determining compliance with Applicable Law and this Annex. The Selling Party shall, and shall use its reasonable efforts to cause any Distribution Subcontractor to, cooperate fully in any such inspection conducted pursuant to this Section 9(a). For any contractual or regulatory deficiencies determined as a result of such a visit or audit, the Selling Party shall, or shall cause the applicable Distribution Subcontractor to, take a commercially reasonable course of action and resolution, and the non-Selling Party shall be entitled to conduct additional audits to ensure that any such deficiencies have been resolved by the Selling Party or the applicable Distribution Subcontractor, as applicable.

(b) The Selling Party shall (i) notify the non-Selling Party of any inspections by any Regulatory Authority of any facility used in the performance of Distribution Activities within five (5) Business Days of the inspection and (ii) provide the non-Selling Party with copies of all regulatory correspondence relating to any such inspection and Territory Combination Product within five (5) Business Days of receipt of the correspondence; provided that the Selling Party may redact the correspondence to protect the names of and identifying information for Third Parties and products other than the Combination Product, as applicable. If any Territory Combination Product is implicated in any regulatory inspection findings, the Selling Party shall provide a draft of the pertinent responses to the non-Selling Party for review and comment prior to submission to the applicable Regulatory Authority. In addition, the non-Selling Party shall have the right to have a representative present during the portion of the inspection that involves the Combination Product.

10. Employees. The Selling Party’s (or its Affiliate’s) employees engaged in performing Distribution Activities pursuant to the Agreement shall be deemed its (or its Affiliate’s) own employees (and not the employees of the non-Selling Party or any of its Affiliates) for all purposes, including federal, state and local tax and employment laws.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex F

Initial Commercialization Plan and Initial Commercialization Budget

Territory B Initial Commercialization Budget - 2006 & 2007

The 2006 and 2007 expenses are not intended to be subject to adjustment pursuant to the Financial Agreement.

	Estimated Number of Units (Bottles)		Commercialization Expenses (in thousands of Euros)
Country	Total Year 2006[2]	Total Year Forecast 2007[3]	Total Year 2006[2]		Total Year Forecast 2007[3]
Germany	—	—	—		[	*]
United Kingdom[1] (and Ireland)	—	—	—		[	*]
Spain	—	—	—		—
Italy	—	—	—		—
France	—	—	—		—
EU Headquarters	N/A	N/A	[	*]	[	*]

Total	—	—	[	*]	[	*]

[1]	GBP/Euro exchange rate for 2007: GBP 1 = €1.4763.

[2]	Actual Expenses 2006 as approved and reflected in the Interim Commercialization Agreement.

[3]	Total Spend of [*] is in line with JEC approved Latest Estimate.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Territory B Initial Commercialization Plan and Budget - 2008

The number of Details to be performed for Calendar Year 2008 for each country in Territory B shall be as set forth in Annex J, provided, that the numbers set forth therein for the first 12-month period shall be adjusted to account for the date on which Launch occurred in the applicable country (e.g., in the event a country were to Launch at the commencement of the third Calendar Quarter of 2008, then the minimum number of Details for such country for 2008 would be fifty percent (50%) of the minimum number of Details specified in Annex J for the first twelve (12) month period for such country).

Estimated Number of units (Bottles)
Country	Q1 2008		Q2 2008		Q3 2008		Q4 2008		Total Year Budget 2008
Germany	[	*]	[	*]	[	*]	[	*]	[	*]
United Kingdom (and Ireland)	[	*]	[	*]	[	*]	[	*]	[	*]
Spain	[	*]	[	*]	[	*]	[	*]	[	*]
Italy	[	*]	[	*]	[	*]	[	*]	[	*]
France	[	*]	[	*]	[	*]	[	*]	[	*]

Total	[	*]	[	*]	[	*]	[	*]	[	*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Country	Commercialization Expenses (in thousands of Euros)
	Q1 2008		Q2 2008		Q3 2008		Q4 2008		Total Year Budget 2008
Germany	[	*]	[	*]	[	*]	[	*]	[	*]
United Kingdom[1] (and Ireland)	[	*]	[	*]	[	*]	[	*]	[	*]
Spain	[	*]	[	*]	[	*]	[	*]	[	*]
Italy	[	*]	[	*]	[	*]	[	*]	[	*]
France	[	*]	[	*]	[	*]	[	*]	[	*]
EU Headquarters	[	*]	[	*]	[	*]	[	*]	[	*]

Total	[	*]	[	*]	[	*]	[	*]	[	*]

[1]	GBP/Euro exchange rate for 2008: GBP 1 = €1.4763.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex G

Gilead Licensed Trademarks

Country	Mark	App. /Reg. No.	Filing /Reg. Date	Class
Bulgaria	TRUVADA	Int’l Reg. No. 834700	17 Aug. 2004	5
European Community	TRUVADA	Reg. No. 3965861	8 Aug. 2004	5, 16, 44
Iceland	TRUVADA	Int’l Reg. No. 834700	17 Aug. 2004	5
Ireland	TRUVADA	Reg. No. 229350	22 March 2004	5
Liechtenstein	TRUVADA	Int’l Reg. No. 834700	17 Aug. 2004	5
Norway	TRUVADA	Int’l Reg. No. 834700	17 Aug. 2004	5
Romania	TRUVADA	Int’l Reg. No. 834700	17 Aug. 2004	5
Serbia & Montenegro	TRUVADA	Int’l Reg. No. 834700	17 Aug. 2004	5
Switzerland	TRUVADA	Int’l Reg. No. 834700	17 Aug. 2004	5
Bulgaria	VIREAD	Int’l Reg. No. 822747	20 Jan. 2004	5
European Community	VIREAD	Reg. No. 1815364	20 Aug. 2000	1, 5, 42
Iceland	VIREAD	Int’l Reg. No. 822747	20 Jan. 2004	5
Liechtenstein	VIREAD	Int’l Reg. No. 822747	20 Jan. 2004	5
Norway	VIREAD	Reg. No. 209953	16 Aug. 2001	5
Romania	VIREAD	Int’l Reg. No. 822747	20 Jan. 2004	5
Serbia-Montenegro	VIREAD	Int’l Reg. No. 822747	20 Jan. 2004	5
Switzerland	VIREAD	Reg. No. 485710	12 Dec. 2000	5
Bulgaria	EMTRIVA	Reg. No. 51433	16 Oct. 2003	5
Czech Republic	EMTRIVA	Reg. No. 264137	10 Oct. 2003	5
Estonia	EMTRIVA	Reg. No. 40344	15 Dec. 2004	5
European Community	EMTRIVA	Reg. No. 3399466	10 Oct. 2003	5, 16, 44

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

G-1

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Hungary	EMTRIVA	Reg. No. 180771	14 Oct. 2003	5
Iceland	EMTRIVA	Reg. No. 951/2003	28 Nov. 2003	5
Latvia	EMTRIVA	Reg. No. M53901	16 Oct. 2003	5
Liechtenstein	EMTRIVA	Reg. No. 13173	16 Oct. 2003	5
Lithuania	EMTRIVA	Reg. No. 49985	13 Oct. 2003	5
Norway	EMTRIVA	Reg. No. 224467	29 Sept. 2004	5
Poland	EMTRIVA	Reg. No. 177366	14 Oct. 2003	5
Romania	EMTRIVA	Reg. No. 57647	10 Oct. 2003	5
Serbia & Montenegro	EMTRIVA	Reg. No. 49515	17 Oct. 2003	5
Slovak Republic	EMTRIVA	Reg. No. 207833	10 Oct. 2003	5
Slovenia	EMTRIVA	Reg. No. 200371487	10 Oct. 2003	5
Switzerland	EMTRIVA	Reg. No. 516574	18 April 2003	5

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

G-2

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex H

BMS Licensed Trademarks

Country	Mark	App/Reg. No.	Filing/Reg Date	Class
Austria	SUSTIVA	169 299	16 Oct. 1997	5
Benelux	SUSTIVA	607899	24 Feb. 1997	5
Bulgaria	SUSTIVA	30217	27 Feb. 1997	5
Cyprus, Republic of	SUSTIVA	47297	30 March 2001	5
Czech Republic	SUSTIVA	209211	28 Feb. 1997	5
Denmark	SUSTIVA	VR 1997/01905	25 April 1997	5
Finland	SUSTIVA	208767	31 Dec. 1997	5
France	SUSTIVA	97665304	24 Feb. 1997	5
Germany	SUSTIVA	397 07 938	22 April 1997	5
Greece	SUSTIVA	132368	19 Nov. 2001	5
Hungary	SUSTIVA	146 431	15 Sept. 1997	5
Iceland	SUSTIVA	1043/1997	15 Sept. 1997	5
Ireland	SUSTIVA	203503	21 Feb. 1997	5
Italy	SUSTIVA	TO/2006/2986	2 Sept. 1999	5
Liechtenstein	SUSTIVA	10220	10 Sept. 1997	5
Malta	SUSTIVA	27130	28 May 1997	5
Norway	SUSTIVA	187013	4 Dec. 1997	5
Poland	SUSTIVA	116392	21 Dec. 1999	5
Portugal	SUSTIVA	322116	12 March 1998	5
Romania	SUSTIVA	R30097	23 April 1997	5
Slovakia	SUSTIVA	187154	2 April 1997	5
Spain	SUSTIVA	2076473	5 Sept. 1997	5
Sweden	SUSTIVA	333623	5 Nov 1999	5
Switzerland	SUSTIVA	444933	21 Feb. 1997	5
United Kingdom	SUSTIVA	2124440	20 Feb. 1997	5
European Community	SUSTIVA SUNRISE LOGO	969717	24 Feb. 2000	5

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

H-1

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex I

Voluntary Termination Compensation Formula

Capitalized terms used in this Annex and not defined herein shall have the meaning set forth in the agreement to which this Annex is attached.

“Net Sales” shall have the meaning set forth in the Financial Agreement.

“Net Selling Price” shall have the meaning set forth in the Financial Agreement.

“Territory-Wide Percentage” shall mean the BMS Territory-Wide Percentage or the Gilead Territory-Wide Percentage, as the case may be.

1. The Continuing Party shall pay to the Terminating Party with respect to the period from the effective date of such termination through the third anniversary thereof an amount determined pursuant to the following formula (with Net Sales being determined for the applicable yearly period), where such amount shall be calculated and paid in Euros:

Net Sales of the Combination Product in the Territory

multiplied by

[*]

multiplied by the following percentages for the following twelve (12)-month periods commencing with the effective date of termination:

Year 1 – [*]

Year 2 – [*]

Year 3 – [*]

[*]

2. The Continuing Party shall pay any such amounts within sixty (60) days of the end of the Calendar Quarter in which the relevant Net Sales were recognized as revenue (as set forth in the definition of Net Sales set forth in the Financial Agreement).

3. For purposes of calculating any payment pursuant to this Annex I, Net Sales in a currency other than Euros shall be converted into Euros from the applicable currency by the Continuing Party in a manner consistent with its then-current standard worldwide currency conversion methodology, as consistently applied.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

I-1

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex J

Initial Launch Period Commitments

Plan/Budget	Expected Launch Date	Minimum Financial Commitment (in thousands)		Total Minimum Number of Details (Each Party is responsible for 50% of the Details specified for each country)
		First 12 Months after Launch	Second 12 Months after Launch	First 12 Months after Launch	Second 12 Months after Launch

France	[*]	[*]	[*]	[*]	[*]

Spain	[*]	[*]	[*]	[*]	[*]

Italy	[*]	[*]	[*]	[*]	[*]

UK	[*]	[*]	[*]	[*]	[*]

Ireland	[*]	[*]	[*]	[*]	[*]

Germany	[*]	[*]	[*]	[*]	[*]

Territory Centralized Expenses		[*]	[*]	[*]	[*]

Total		[*]	[*]	[*]	[*]

[1]	In Euros unless otherwise specified.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

J-1

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex K

Forecast Principles and Supporting Data

Capitalized terms used in this Annex and not defined herein shall have the meaning set forth in the agreement to which this Annex is attached (the “Agreement”). Section references used in this Annex shall refer to Sections in the Agreement except as otherwise provided.

The Parties have agreed that, in order to enable to manage the manufacturing arrangements associated with the supply of Territory Combination Product and, in particular, applicable production capacity, Forecasts shall be prepared based on Local Demand (as defined in the Agreement).

The determination of Local Demand shall be based solely on the objective data, information and criteria that would be used by Gilead Sub and BMS to forecast unit demand for the Combination Product in the ordinary course of business to meet the treatment needs of HIV patients within a country in the Territory or within the Territory, as applicable (“Supporting Data”). Supporting Data may include, without limitation, the categories of data, information and criteria set out below. This list is non-exhaustive and the Parties may agree to add further categories of data, information and criteria from time to time.

Supporting Data

The Supporting Data required to establish reasonable forecasted estimates of Local Demand may include the following (to the extent that such data is available):

•	[*]

•	[*]

•	[*]

•	[*]

•	[*]

•	[*]

•	[*]

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

K-1

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Annex L

Territory A Countries

Territory A Co-Promote Countries:

Country	Selling Party
Austria	Gilead Sub

Belgium	Gilead Sub

Denmark	Gilead Sub

Finland	Gilead Sub

Greece	Gilead Sub

Iceland	Gilead Sub

Liechtenstein	Gilead Sub

Luxembourg	Gilead Sub

Netherlands	Gilead Sub

Norway	Gilead Sub

Portugal	Gilead Sub

Sweden	Gilead Sub

Switzerland	Gilead Sub

BMS Sole-Promote Countries:

Country	Selling Party
Czech Republic*	To be determined pursuant to Section 5.1

Hungary	To be determined pursuant to Section 5.1

Poland	To be determined pursuant to Section 5.1

Romania*	To be determined pursuant to Section 5.1

Gilead Sole-Promote Countries:

Country	Selling Party
Malta	Gilead Sub

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

L-1

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80 (b)(4) AND 230.406

Third Party Distributor Countries:

Country	Selling Party/Third Party Distributor

Bulgaria*	To be determined pursuant to Section 5.1

Cyprus	Gilead Sub/Third Party Distributor to be determined pursuant to Section 5.1

Estonia*	To be determined pursuant to Section 5.1

Latvia*	To be determined pursuant to Section 5.1

Lithuania*	To be determined pursuant to Section 5.1

Slovak Republic	To be determined pursuant to Section 5.1

Slovenia	To be determined pursuant to Section 5.1

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

L-2